UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2007

Date of reporting period:	June 30, 2007

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Semi-Annual Report

JUNE 30, 2007

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1

Fund Performance	21

Expense Example	23

Investment Advisory Agreement Approval	29

Portfolio of Investments:

Money Market	33

Limited Duration	37

Income Plus	49

High Yield	58

Utilities	68

Income Builder	70

Dividend Growth	77

Global Dividend Growth	81

European Equity	87

Equity	92

S&P 500 Index	95

Global Advantage	107

Aggressive Equity	111

Strategist	114

Financial Statements:

Statements of Assets and Liabilities	130

Statements of Operations	133

Statements of Changes in Net Assets	136

Notes to Financial Statements	148

Financial Highlights	164

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  June 30, 2007

Dear Shareholder,

A number of headwinds emerged during the six-month period ended June 30, 2007, sending jitters through the fixed income and equity markets both domestically and abroad. Among the most challenging was the collapsing subprime mortgage market (which makes loans to less creditworthy borrowers), which ruined several hedge funds and loan originators and threatened to spread into the credit market, corporate buyout activity, consumer spending and other areas of the economy. However, equities enjoyed modestly positive gains, with international markets outperforming the domestic market, and most segments of the fixed income market produced flat to slightly positive returns.

Domestic Equity Overview

For the U.S. stock market, the first half of 2007 was an environment in which investors began to catch glimpses of what could be a more challenging environment to come. The first quarter's economic growth rate slowed considerably, oil prices resumed their climb, interest rates rose, the housing market continued to deteriorate, and fears about the health of consumer and business spending heightened. The stock market, as measured by the commonly cited S&P 500® Index, was up 6.96 percent during the six-month period but volatility levels were also up after several years of near historical lows.

In the final days of February, China's stock market declined precipitously, the subprime mortgage woes came to light and former Federal Open Market Committee (the "Fed") Chairman Alan Greenspan publicly stated his belief that the U.S. economy could enter a recession — all of which led to a sell-off in the U.S. market on concerns of a U.S.-led global recession. The disruption was temporary, persisting through March, after which the markets turned upward. In June, however, volatility rose again as investors anxiously awaited second quarter corporate earnings reports. During the month, several hedge funds collapsed as a result of investments in subprime mortgage-related securities, and investors feared the contagion could become widespread. The Fed remained on hold with regard to monetary policy, further dashing hopes that inflation would be sufficiently contained to begin a cycle of monetary easing some time later this year.

Nonetheless, corporate profits continued to demonstrate resilience in spite of these difficulties. Generally, first quarter corporate earnings were able to exceed the already lowered expectations set by analysts and company managements, which along with the robust merger and acquisition (M&A) and stock buyback activities helped fuel the stock market's advance during the period. Consumer spending was kept aloft, in part, by wage growth and decent employment rates, and other economic data released throughout the months comprising the second quarter seemed to indicate that GDP growth would recover from the first quarter's sluggishness.

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Letter to the Shareholders  ■  June 30, 2007 continued

From a sector view (using the S&P 500 Index sectors), the energy sector continued to perform very well given the prolonged period of high commodity prices. The materials sector commanded solid gains as well, benefiting from strong demand on a global scale for metals and mining, paper and forest products, and chemicals, as well as from industry consolidation. Also among the best performing sector groups was telecommunication services. Conversely, the financials sector faced a number of challenges with regard to the subprime fallout and the housing slump. As a result, thrifts, real estate investment trusts (REITs) and commercial banks were among the weakest performing groups during the period. Not surprisingly, consumer-related sectors also took a hit during the period, including homebuilders and specialty retailers within the consumer discretionary sector, and household products within the consumer staples sector. In terms of style, growth stocks edged slightly higher than value stocks, which is historically typical in the later stages of an economic cycle.

Fixed Income Overview

Many of the same factors driving the domestic equity market also played a role in the fixed income market's movements during the period. Increases in business spending and manufacturing in the second quarter, coupled with persistently strong employment data, signaled an acceleration in economic growth from the first quarter's sluggish pace. At the same time, annualized inflation — as measured by core personal consumption expenditure (PCE) — moderated somewhat, falling within the Fed's comfort zone of 1 to 2 percent. Against this backdrop, the Fed held the target federal funds rate steady at 5.25 percent, where it has stood since June 2006, but continued to state that inflation risks remain their predominant policy concern.

Although the improved economic outlook may have been reassuring for the Fed, it did not bode particularly well for the performance of most sectors of the fixed income market as it effectively dispelled the market's expectations of an ease in monetary policy. This change in expectations caused Treasury yields to move sharply higher. Although yields declined in the last weeks of June, when the highly publicized failure of two mortgage-related hedge funds fueled a flight-to-quality Treasury market rally, they finished the overall period higher. Yields on the long end curve rose more than those on the short end, causing the yield curve to steepen.

Early in the year, the lower-rated, higher-yielding sectors of the market outperformed higher-quality bonds, but rising interest rates and increased market volatility over the course of the period caused yield spreads to widen and high-yield performance to wane. Nonetheless, high-yield bonds still outperformed Treasuries for the overall period as spreads remained relatively tight in historical terms and various other factors, including low default rates, strong global demand, and solid corporate earnings provided ongoing

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Letter to the Shareholders  ■  June 30, 2007 continued

support to the sector. With regard to the mortgage sector, lower-coupon mortgage-backed securities initially outperformed higher-coupon mortgage-backed securities but as interest rates rose, mortgage pre-payments slowed. As a result, higher-coupon mortgage-backed securities outperformed their lower-coupon counterparts as well as equal-duration Treasuries for the six-month reporting period. The performance of agency and asset-backed securities lagged as widening spreads in the latter months of the period pushed prices in these sectors lower.

International Equity Overview

International equity markets continued to outperform the U.S. equity market. However, global markets' advance slowed in June, with most markets ending the period either declining or moving sideways. While the condition of the U.S. economy remained a concern, the economies of Europe and Asia provided more positive news in the first half of 2007.

In Europe, much of the Euroland economy produced an ongoing flow of strongly positive data. Labor markets continued to improve and the German economy showed very little drag from the increase in sales tax implemented in January. European manufacturing and service industries, which make up two-thirds of the economy, grew at a rapid pace. Business activity remained robust and unemployment prospects continued to improve. The European Central Bank increased Euroland interest rates by another 25 basis points in early June. The move came amid the strongest expansion in over a decade and as higher oil prices and robust spending continued to stoke inflation. In the U.K., the Bank of England lifted base rates to 5.75 percent, the fifth increase in 12 months.

In Asia, economic data suggested a more solid picture of the Japanese economic recovery than had been seen in 2006. While lending growth continued to slow, other data was mainly positive. Machinery orders rose, a signal that companies are optimistic that both domestic and overseas demand will accelerate. Retail sales also rose for the first time in eight months. The strong data re-enforced widespread expectations that the Bank of Japan would raise rates again in August, though they left them unchanged during the first half of 2007. The People's Bank of China raised one year lending rates for the third time in 11 months in an attempt to curb soaring investment.

Emerging market equities rebounded sharply from the market correction at the end of February, and easily outperformed the developed markets during the six-month period. Within the emerging markets, Latin America was the best performer on a regional basis, led by Peru, which was the best performing market in the MSCI Emerging Markets Index. Asia was up modestly, with gains from Malaysia, China, and South Korea. Emerging Europe, Middle East and Africa (EMEA) underperformed as a sharp decline in index heavyweight Russia offset strong gains in Turkey, Poland and Morocco.

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Letter to the Shareholders  ■  June 30, 2007 continued

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

Aggressive Equity Portfolio

For the six-month period ended June 30, 2007, Aggressive Equity Portfolio Class X shares produced a total return of 9.49 percent outperforming the Russell 3000® Growth Index1 which returned 8.22 percent. For the same period, the Portfolio's Class Y shares returned 9.35 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's outperformance against the Russell 3000 Growth Index was partially due to contributions from the health care, utilities and multi-industry sectors. The health care sector had the most significantly positive impact on relative performance, which was mostly driven by the strong returns of a medical and dental instruments holding. An underweight allocation in the health care sector also helped shield the Fund's returns from the weak performance of health care stocks within the broad market. A single wireless holding within the utilities sector further added to relative returns. In the multi-industry sector, which includes conglomerates, stock selection and an overweight allocation turned out to be advantageous for the Portfolio's relative performance.

In contrast, the sectors that detracted the most from the Portfolio's performance relative to the Russell 3000 Growth Index were the financial services, producer durables and technology sectors. In the financial services sector, the Portfolio's results were diminished by weak performance from investments in financial information services stocks and financial data processing and services stocks. Unfavorable stock selection combined with an underweight allocation in the producer durables sector also was detrimental to performance. Finally, an underweight position in the technology sector hampered relative returns.

At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the financial services and multi-industry sectors. The financial services sector was underweight relative to the Russell 3000 Growth Index, while the multi-industry sector was overweight relative to the Russell 3000 Growth Index.

1  The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Letter to the Shareholders  ■  June 30, 2007 continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Dividend Growth Portfolio

For the six-month period ended June 30, 2007, Dividend Growth Portfolio Class X shares produced a total return of 6.57 percent underperforming the S&P 500® Index2 which returned 6.96 percent. For the same period, the Portfolio's Class Y shares returned 6.38 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's underperformance relative to the S&P 500 Index during the period was partially attributable to our stock selection in the health care sector, as flat to negative returns among several pharmaceutical holdings and a managed care provider detracted from results. Within the industrials sector, the market favored segments of the sector in which the Portfolio didn't own any stocks. In particular, the more "cyclical" companies — those tied strongly to the economic cycle — such as the machinery and the road and rail transportation industries have continued to benefit from a favorable economic backdrop. On the other hand, the Portfolio's positions in industrial conglomerates lagged the returns of sector's stronger performers. An underweight allocation to the materials sector also dampened gains. The S&P 500 Index's materials sector performed well during the period, and the Portfolio's lesser exposure muted the positive effects of the broad sector's advance.

However, other areas within the Portfolio contributed positively to returns relative to the S&P 500 Index. The Portfolio was well positioned within the financials sector to weather the specific challenges faced by the sector during the period. The housing slump, rising interest rates and the subprime mortgage market woes did not bode well for banks and real estate investment trusts (REITs), and the Portfolio was underweighted in both segments. Additionally, strong stock selection in a number of insurance stocks further bolstered the Portfolio's relative performance. Within the energy sector, the Portfolio benefited from favorable stock selection among equipment and services stocks. Finally, the consumer discretionary sector was also additive to the Portfolio's results, primarily due to several multi-line retailers and apparel stocks.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

2  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Letter to the Shareholders  ■  June 30, 2007 continued

Equity Portfolio

For the six-month period ended June 30, 2007, Equity Portfolio Class X shares produced a total return of 9.63 percent outperforming the Russell 3000® Growth Index3 which returned 8.22 percent. For the same period, the Portfolio's Class Y shares returned 9.51 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The sectors that had the greatest positive contribution toward the Portfolio's outperformance of the Russell 3000 Growth Index were the health care, utilities and multi-industry sectors. For the period, the health care sector contributed the most to relative returns, primarily driven by a holding in the medical and dental instrument segment. Furthermore, an underweight allocation in the health care sector was beneficial to relative returns. In the utilities sector, a single wireless holding boosted performance. Security selection and an overweight position in the multi-industry sector, which includes conglomerates, also turned out to be advantageous to the Portfolio's returns.

Although the Portfolio's performance was strong, both in an absolute context and relative to the Russell 3000 Growth Index, there were a few areas of weakness that hindered returns. Among these was the financial services sector, where security selection in financial information services stocks and financial data processing and services stocks was detrimental to relative returns. In the producer durables sector, unfavorable stock selection combined with an underweight allocation hurt relative performance, as did an underweight position in the technology sector.

At the close of the period, consumer discretionary represented the largest sector weight and overweight versus the Russell 3000 Growth Index, followed by the financial services and multi-industry sectors. The financial services sector was underweight, while the multi-industry sector was overweight relative to the Russell 3000 Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

3  The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Letter to the Shareholders  ■  June 30, 2007 continued

European Equity Portfolio

For the six-month period ended June 30, 2007, European Equity Portfolio Class X shares produced a total return of 12.71 percent outperforming the MSCI Europe Index4 which returned 12.49 percent. For the same period, the Portfolio's Class Y shares returned 12.61 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's outperformance relative to the MSCI Europe Index was primarily attributable to stock selection, which is consistent with our bottom-up investment process. The most significant contributions to positive performance came from the utilities and bank sectors. In the utilities sector, a holding in a French power company with exposure to nuclear generation benefited from the rising energy price environment without being encumbered by rising fuel costs. Within banks, the Portfolio's performance was helped by holdings in smaller banks that have greater exposure to some of Europe's faster growing markets, such as Greece and Eastern Europe. Additionally, both stock selection and an overweight allocation in the capital goods industry bolstered relative performance. Capital goods was the best performing industry group within the MSCI Europe Index during the period under review, and the Portfolio held several strong performing stocks including a mining equipment manufacturer, a truck manufacturer, and an industrial conglomerate with exposure to energy-related and power generation businesses. Finally, a lack of exposure to real estate securities, which was the only industry with a negative return in the MSCI Europe Index, also added value. Real estate securities had enjoyed a sustained period of outperformance, but with a backdrop of credit concerns and higher interest rates, investors rotated away from the group.

However, the Portfolio's performance was less strong in other areas. Relative to the MSCI Europe Index, the Portfolio's stock selection in automobiles hurt performance. We emphasized higher quality auto companies that we believe are likely to deliver promising results in the long term, but these names lagged behind the restructuring automobile companies that performed strongly in the period. An underweight allocation to and stock selection in the materials sector was disadvantageous. The materials sector performed very well during the period, driven by increased merger and acquisition speculation among the group's major players. However, valuations in the sector have been too expensive by our measures and the

4  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure global stock markets within Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The term "free float" represents, the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  June 30, 2007 continued

Portfolio's reduced exposure therefore limited the potential to capture gains. The pharmaceuticals sector was another detractor from relative returns, due to stock selection and the overweight allocation. A wave of negative sentiment about drug pipelines dragged down many stocks in the sector, as a number of key drugs were downgraded, had their efficacies challenged or were rejected by regulators during their trial periods. However, we believe the reaction to be temporary and overblown, and we continue to believe the sector holds long-term value.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Advantage Portfolio

For the six-month period ended June 30, 2007, Global Advantage Portfolio Class X shares produced a total return of 10.78 percent outperforming the MSCI World Index5 which returned 9.17 percent. For the same period, the Portfolio's Class Y shares returned 10.66 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio employs a bottom-up investment process that seeks opportunities on a stock by stock basis; therefore, all broad country and sector weightings are a result of these individual bottom-up stock selections and not active top-down allocations. That said, relative to the MSCI World Index, the Portfolio's country weightings contributed positively to performance in the first half of the year. The most beneficial country weighting was the considerable underweight in Japan, which helped to minimize the effect of the country's weak market returns on the Portfolio. Japan was the worst performing market in the MSCI World Index during the period. Additionally, overweight allocations to Singapore and Israel, two strong performing markets, added to relative gains. However, the positive influence from these allocations was somewhat offset by the negative effects of the Portfolio's underweight allocations in Canada and France, both of which performed well during the period. The Portfolio also benefited from good stock selection during the period, most notably in the U.S., with stock selections in Singapore and Hong Kong also adding to results. However, stock selection in Germany, Spain and Australia detracted modestly from the Portfolio's performance relative to the MSCI World Index.

The Portfolio's sector allocations were somewhat detrimental to performance relative to the MSCI World Index in the period, as the Portfolio held underweight positions in the energy and materials sectors, both of

5  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Letter to the Shareholders  ■  June 30, 2007 continued

which outperformed the market in the first half of the year. However, the negative effect of the Portfolio's sector allocation was more than offset by positive stock selection. Stocks within the financials, health care and information technology sectors were particularly beneficial to the Portfolio's relative performance.

Other notable factors affecting performance during the period included the Portfolio's exposure to small-capitalization stocks, a segment which outpaced large-cap stocks during this six-month period. In addition, the Portfolio's exposure to the strongly performing emerging markets was additive to relative performance during the period. Finally, after many years of value stock dominance, growth stocks outperformed value stocks during the period under review, providing a tailwind to the Portfolio's more growth-oriented style of investing.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Dividend Growth Portfolio

For the six-month period ended June 30, 2007, Global Dividend Growth Portfolio Class X shares produced a total return of 10.51 percent outperforming the MSCI World Index6 which returned 9.17 percent. For the same period, the Portfolio's Class Y shares returned 10.34 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the consumer staples sector was the strongest contributor to performance relative to the MSCI World Index over the six-month review period. Within this sector, the majority of the Portfolio is invested in the food, beverage and tobacco group, which delivered very strong returns. Stock selection within the industrials sector was also beneficial, with stocks across the capital goods and transportation groups performing well. The Portfolio's holdings within the information technology sector further contributed positively to performance. Here, software and services companies led performance for the Portfolio, followed by the hardware equipment group.

Conversely, the health care sector was the weakest performing sector for the Portfolio. Within this sector, the Portfolio's overweight in pharmaceutical stocks hurt performance and stock selection in health care equipment and services companies also diminished gains. The Portfolio's performance was also challenged

6  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Letter to the Shareholders  ■  June 30, 2007 continued

in the financials sector where the negative impact of stock selection in banks and diversified financials offset the positive influence of an underweight in the real estate group.

On a regional basis, we continue to find value in Europe and remain overweight there. The Portfolio's underweights to the U.S. and Japan have both been marginally reduced. From a sector view, we continue to find value in the consumer staples, health care and telecommunication services sectors. We have taken profits within the industrials sector and the Portfolio is underweight here. We have selectively added to the energy sector but remain underweight versus the MSCI World Index. The Portfolio continues to be underweight in the financials sector. As bottom-up investors, we continue to focus our research on identifying attractive opportunities globally which meet our valuation criteria.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

High Yield Portfolio

For the six-month period ended June 30, 2007, High Yield Portfolio Class X shares produced a total return of 3.42 percent outperforming the Lehman Brothers U.S. Corporate High Yield — 2% Issuer Cap Index7 which returned 2.96 percent. For the same period, the Portfolio's Class Y shares returned 3.29 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Although high-yield spreads widened in the latter months of the reporting period, they still remained tight by historical standards. As such, we continued to believe there to be a strong likelihood that credit spreads would widen further, which led us to maintain the Portfolio's higher credit-rating profile. Although this defensive positioning was beneficial late in the period when spreads widened, it detracted from performance for the overall period as lower-quality bonds generally outperformed.

The Portfolio's interest-rate positioning was also somewhat defensive as we maintained a lower relative duration* throughout the period. During the first quarter of the year, this positioning dampened performance as interest rates generally declined. In the second quarter, however, interest rates rose and the

7  The Lehman Brothers U.S. Corporate High Yield — 2% Issuer Cap Index is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Letter to the Shareholders  ■  June 30, 2007 continued

lower duration proved additive to returns. As a result, the Portfolio's duration had a minimal impact on performance for the overall period.

Strong security selection in various sectors, including energy and utilities, added to relative returns, as did an underweight to the building products/home builders sector early in the period. Conversely, security selection in the auto/vehicle parts and telecommunication services sectors detracted from performance.

We continued to seek to maintain a balanced and well-diversified portfolio while allowing for strategic overweights in securities and sectors that we believed possessed the most attractive risk profiles. In terms of issuer size, we generally focus on larger companies because of their financial flexibility, ability to withstand less favorable financial conditions, and superior access to capital markets. These strategies led to major sector overweights in the energy, health care, and food and tobacco sectors as of the end of the period. The largest sectors underweights were in technology, cable, telecom, and media.

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolio's with shorter durations perform better in rising interest-rate environments, while potfolio's with longer durations perform better when rates decline.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Builder Portfolio

For the six-month period ended June 30, 2007, Income Builder Portfolio Class X shares produced a total return of 5.88 percent underperforming the Russell 1000® Value Index8 which returned 6.23 percent and outperforming the Lehman Brothers U.S. Government/Credit Index9 which returned 0.97 percent. For the same period, the Portfolio's Class Y shares returned 5.75 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

8  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an Index.

9  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Letter to the Shareholders  ■  June 30, 2007 continued

In the stock portion of the Portfolio, underperformance relative to the Russell 1000 Value Index was due, in part, to an underweight in the energy sector. The sector has continued to perform well, but energy stocks' expensive valuations remain unattractive in our view. The telecommunication services sector was another source of weakness for the Portfolio. The performance of the Portfolio's telecom holdings lagged that of other telecom stocks represented in the Russell 1000 Value Index, and the Portfolio's underweight in the sector also hurt results. The technology sector also hampered relative performance, particularly stock selection in the software and services industry. Here, one of the Portfolio's holdings has continued to stumble in integrating a company it recently acquired, and has faltered in a more competitive environment.

However, other areas of the Portfolio had a positive effect on performance relative to the Russell 1000 Value Index. The Portfolio's financial services holdings were well positioned to capitalize on certain dynamics within the sector. Real estate investment trusts (REITs) and regional banks performed poorly amid a weakening housing market and the problems in the subprime mortgage market, but the Portfolio had no exposure to REITs and limited exposure to regional bank stocks. Stock selection in diversified financials companies added to performance, due to these companies' capital markets and merger and acquisition businesses. The Portfolio's insurance holdings, especially property and casualty stocks, were also standouts. With no major disasters in 2006, the property and casualty industry was able to recover following 2005's catastrophic hurricane season, and investors rewarded the turnaround.

Elsewhere, the Portfolio's health care sector contributed positively to returns, given its strong focus on pharmaceutical stocks. The industry experienced a return to favor with investors as earnings improvements and a better outlook for products fueled a rotation into the sector. Finally, stock selection in the consumer staples sector rounded out the Portfolio's top three contributing sectors. A food and beverage company (in which the Portfolio owned a position) announced a spin-off of one of its business units, causing a rally in the share prices of the company and in other companies across the food and beverage industry.

As of the end of the reporting period, the Portfolio held 61.4 percent in stocks, 11.8 percent in bonds and 21.7 percent in convertible securities. With regard to bonds, we continued to keep the Portfolio's overall duration* below that of the Lehman Brothers U.S. Government/Credit Index. This conservative interest-rate posture proved additive to performance as interest rates rose throughout the reporting period. With regard to credit risk, we maintained the Portfolio's below-benchmark sensitivity to credit spreads, also known as "spread duration". This lower spread sensitivity had a positive impact on performance as spreads widened during the period. We continued to modestly favor selected insurance issues and medium-quality credits, and security selection within both the investment grade and below-investment grade sectors was generally additive to performance.

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  June 30, 2007 continued

longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolio's with shorter durations perform better in rising interest-rate environments, while portfolio's with longer durations perform better when rates decline.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Plus Portfolio

For the six-month period ended June 30, 2007, Income Plus Portfolio Class X shares produced a total return of 0.45 percent underperforming the Lehman Brothers U.S. Corporate Index10 which returned 0.71 percent. For the same period, the Portfolio's Class Y shares returned 0.32 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's underperformance versus the benchmark Lehman Brothers U.S. Corporate Index was primarily the result of the Portfolio's relative spread sensitivity (for a portion of the period) and its exposure to interest-rate swaps.

We also maintained the Portfolio's below-benchmark sensitivity to credit spreads, also known as "spread duration". This lower spread sensitivity detracted from performance early in the period when credit spreads narrowed, but had a positive impact on performance later in the period when spreads widened. We also used interest rate swaps to adjust the Portfolio's liquidity profile. Interest-rate swap spreads widened during the period and had a negative impact on relative performance.

On a positive note, we continued to keep the Portfolio's overall duration* below that of the Lehman Brothers U.S. Corporate Index. This conservative interest-rate posture proved additive to performance as interest rates rose throughout the reporting period. We continued to modestly favor selected insurance issues and medium-quality credits. Security selection within both the investment grade and below-investment grade sectors was also generally beneficial to performance.

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The

10  The Lehman Brothers U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  June 30, 2007 continued

longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolio's with shorter durations perform better in rising interest-rate environments, while portfolio's with longer durations perform better when rates decline.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the six-month period ended June 30, 2007, Limited Duration Portfolio Class X shares produced a total return of 2.31 percent outperforming the Lehman Brothers U.S. Credit Index (1-5 Year)11 which returned 1.93 percent. For the same period, the Portfolio's Class Y shares returned 2.19 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The primary driver of the Portfolio's performance during the reporting period was its defensive duration* positioning. We maintained a lower overall duration than that of the benchmark Lehman Brothers U.S. Credit Index (1-5 Year), which proved additive to performance as interest rates rose across the Treasury curve throughout the period.

The Portfolio was also positioned defensively in that its mortgage and corporate credit holdings were underweighted relative to the Lehman Brothers U.S. Credit Index (1-5 Year). The Portfolio's emphasis on higher-quality securities helped performance, particularly in June when spreads widened considerably. At that time, however, the Portfolio's holdings within financial services did detract somewhat from performance as this sector underperformed other sectors.

Although the widening of mortgage spreads in June hurt the performance of the Portfolio's holdings in this sector, this was more than offset by the benefits of our emphasis on higher-coupon mortgages. We favored higher-coupon mortgages over current coupon mortgages because their slower pre-payment rates make them less sensitive to rising interest rates. Given that rates rose over the course of the reporting period and higher-coupon mortgages outperformed, the Portfolio's overweight here proved particularly additive to performance. The re-setting of coupons on certain agency and non-agency adjustable rate mortgage (ARM) holdings also helped boost returns.

11  The Lehman Brothers U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  June 30, 2007 continued

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolio's with shorter durations perform better in rising interest-rate environments, while portfolio's with longer durations perform better when rates decline.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of June 30, 2007, Money Market Portfolio had net assets of more than $225 million with an average portfolio maturity of 54 days. For the seven-day period ended June 30, 2007, the Portfolio's Class X shares provided an effective annualized yield of 4.95 percent and a current yield of 4.83 percent, while its 30-day moving average yield for June was 4.83 percent. For the six-month period ended June 30, 2007, the Portfolio's Class X shares returned 2.43 percent. Past performance is no guarantee of future results.

For the seven-day period ended June 30, 2007, the Portfolio's Class Y shares provided an effective annualized yield of 4.68 percent and a current yield of 4.58 percent, while its 30-day moving average yield for June was 4.58 percent. For the six-month period ended June 30, 2007, the Portfolio's Class Y shares returned 2.30 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Our strategy in managing the Portfolio remained consistent with its long-term focus on preservation of capital and liquidity. Prior to the start of the reporting period, our primary strategy consisted of focusing our investments in fixed-rate securities that matured or floating-rate notes that reset near upcoming Federal Open Market Committee meeting dates in order to capitalize on higher expected money market interest rates. However, as the months progressed and economic data became more mixed, we further diversified and extended the maturity structure of the Portfolio. From late May through early June, we took advantage of slightly higher yields in the six-month and longer portion of the curve in order to extend the weighted

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  June 30, 2007 continued

average maturity of the Portfolio. During that time, we also purchased what we believe to be many attractively priced offerings, as dealers were motivated to trim their balance sheets in advance of semi-annual financial statement dates.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

S&P 500 Index Portfolio

For the six-month period ended June 30, 2007, the S&P 500 Index Portfolio Class X shares produced a total return of 6.79 percent underperforming the S&P 500® Index12 which returned 6.96 percent. For the same period, the Portfolio's Class Y shares returned 6.65 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The sectors with the largest gains in the S&P 500 Index and the Portfolio during the six-month period were energy, materials and telecommunication services. Energy prices began rising again in 2007, after declining in the second half of 2006, which drove strong performance of stocks in the energy sector. Stocks in the materials sector continued to rise on the back of robust global demand for metals and chemicals, in particular, and a number of merger and acquisition activity announcements within the sector. In the telecommunication services sector, the benefits of industry consolidation continued to fuel investors' positive sentiment for the sector.

During the six-month period, the three weakest performing sectors in the S&P 500 Index and the Portfolio were financials, consumer discretionary and consumer staples. The financials sector was the only sector with a negative return, while the consumer discretionary and consumer staples sectors had the smallest positive returns. With the housing market showing further deterioration, the subprime mortgage market collapsing and interest rates rising, the outlook turned grim for certain banks, real estate investment trusts (REITs), homebuilders and other housing-related stocks, and companies dependent on consumer spending. As a result, the financials and consumer-related sectors underperformed the broad S&P 500 Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

12  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  June 30, 2007 continued

Strategist Portfolio

For the six-month period ended June 30, 2007, Strategist Portfolio Class X shares produced a total return of 6.31 percent underperforming the S&P 500® Index13 which returned 6.96 percent and outperforming the Lehman Brothers U.S. Government/Credit Index14 which returned 0.97 percent. For further comparison, the Lipper Variable Annuity (Underlying Funds) Flexible Portfolio Funds Average total return was 4.80 percent and U.S. Treasury bills returned 2.55 percent. For the same period, the Portfolio's Class Y shares returned 6.12 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Strategist Portfolio's flexible investment approach allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluate a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprises an extensive "top-down" asset class review of many macroeconomic variables, with primary focus on three core factors: monetary policy and its impact on liquidity, inflation trends and corporate profitability. A second, more qualitative process then broadens the analysis to determine which individual sectors and industries would offer the best opportunities, in our view, given the macroeconomic climate. Individual holdings are then selected to provide desired exposure to asset classes and sectors.

The management team maintained a consistent asset allocation throughout the period under review, as a more defensive stance toward fixed income contrasted with a generally positive view toward equities. The Portfolio's assets were allocated as follows: 60 percent equity, 20 percent long-term fixed income and 20 percent in short-term fixed income and cash-equivalent instruments.

Within the stock portion, the Portfolio's sector exposures also remained generally consistent throughout the period, with only minor changes to our industry selections and individual security holdings. We continued to favor sectors benefiting from growth outside the United States as well as those with less consumer and interest rate exposure. Among the 10 broad S&P 500 Index equity sectors, the Portfolio's relative overweight exposures included: basic materials, information technology, telecommunication services and health care. The Portfolio's

13  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

14  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  June 30, 2007 continued

largest sector underweights included utilities, financial services and energy. Industrials, consumer discretionary and consumer staple exposures were generally in line with the benchmark S&P 500 Index.

The fixed income component of the Portfolio remained generally defensive throughout the period under review. Long-term U.S. government bond exposure was limited, while short-term debt instruments represented about one-third of the overall fixed income portfolio. Mortgages, asset-backed credits and foreign government debt made up the balance of the Portfolio's bond holdings.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Utilities Portfolio

For the six-month period ended June 30, 2007, Utilities Portfolio Class X shares produced a total return of 12.34 percent outperforming the S&P 500® Utilities Index15 which returned 8.87 percent and the S&P 500® Index16 which returned 6.96 percent. For the same period, the Portfolio's Class Y shares returned 12.21 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's strong relative performance was attributed to a combination of commodity-sensitive electric and natural gas stock positions. Additionally, the Portfolio's investment in global telecommunications stocks having significant wireless assets significantly boosted relative returns. Although all sub-sectors of the utilities sector provided strong returns relative to the broad market, the clear detractor to overall performance for the period was the Portfolio's underweight allocation to those specific electric utilities which yielded above-average total returns over the last six months.

Given the attractive opportunities within the broad utility markets, the Portfolio was fully invested throughout the period and held an average cash balance in the range of 1 to 3 percent. The Portfolio provided shareholders with diversified exposure to the utilities sector, and at the close of the period had a 64 percent allocation to electric utilities, a 17 percent allocation in natural gas/energy and a 19 percent

15  The Standard & Poor's 500® Utilities Index (S&P 500® Utilities Index) is an unmanaged, market capitalization weighted index consisting of utilities companies in the S&P 500® Index and is designed to measure the performance of the utilities sector. It includes reinvested dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

16  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  June 30, 2007 continued

allocation to telecommunications services. Overall, the Portfolio had a 7 percent allocation outside the United States. We note that the Portfolio's holdings and allocations may be modified at any time, in response to our analysis of broader trends or company specific fundamentals.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Ronald E. Robison
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders  ■  June 30, 2007 continued

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Variable Investment Series

Fund Performance  ■  June 30, 2007

Average Annual Total Returns—Period Ended June 30, 2007(1)

Class X	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Aggressive Equity	15.32%	12.46%	N/A	6.27%	5/4/1999
Dividend Growth	18.79	7.99	5.39%	9.39	3/1/1990
Equity	15.76	9.72	8.65	12.18	3/9/1984
European Equity	31.54	14.16	9.06	12.63	3/1/1991
Global Advantage	27.32	12.14	N/A	2.85	5/18/1998
Global Dividend Growth	28.22	13.40	8.23	10.11	2/23/1994
High Yield	10.06	9.49	(3.93)	3.85	3/9/1984
Income Builder	17.72	10.18	7.47	7.94	1/21/1997
Income Plus	7.00	5.62	6.07	7.34	3/1/1987
Limited Duration	5.26	2.89	N/A	3.70	5/4/1999
Money Market	4.92	2.39	3.52	4.99	3/9/1984
S&P 500 Index	20.28	10.33	N/A	4.69	5/18/1998
Strategist	15.91	11.69	8.90	9.67	3/1/1987
Utilities	29.21	15.28	8.07	9.47	3/1/1990

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class X shares will vary from the Performance of Class Y shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

Morgan Stanley Variable Investment Series

Fund Performance  ■  June 30, 2007 continued

Average Annual Total Returns—Period Ended June 30, 2007(1)

Class Y	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Aggressive Equity	15.00%	12.17%	N/A	1.33%	6/5/2000
Dividend Growth	18.45	7.72	N/A	5.16	6/5/2000
Equity	15.51	9.44	N/A	0.04	6/5/2000
European Equity	31.26	13.88	N/A	4.54	6/5/2000
Global Advantage	27.12	11.88	N/A	0.68	6/5/2000
Global Dividend Growth	27.87	13.12	N/A	8.30	6/5/2000
High Yield	9.77	9.22	N/A	(5.19)	6/5/2000
Income Builder	17.37	9.91	N/A	7.16	6/5/2000
Income Plus	6.74	5.34	N/A	6.32	6/5/2000
Limited Duration	4.89	2.62	N/A	3.53	6/5/2000
Money Market	4.66	2.13	N/A	2.59	6/5/2000
S&P 500 Index	19.93	10.04	N/A	1.39	6/5/2000
Strategist	15.57	11.40	N/A	5.59	6/5/2000
Utilities	28.90	14.98	N/A	3.34	6/5/2000

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class Y shares will vary from the Performance of Class X shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

Morgan Stanley Variable Investment Series

Expense Example  ■  June 30, 2007

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/07 – 06/30/07.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Example  ■  June 30, 2007 continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (2.43% return)	$1,000.00	$1,024.30	$2.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.19	$2.77
Class Y
Actual (2.30% return)	$1,000.00	$1,023.00	$4.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.94	$4.03

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.55% and 0.80% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182**/365 (to reflect the one-half year period).

**  Adjusted to reflect non-business days accruals.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (2.31% return)	$1,000.00	$1,023.10	$2.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.46	$2.36
Class Y
Actual (2.19% return)	$1,000.00	$1,021.90	$3.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.22	$3.61

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.47% and 0.72% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (0.45% return)	$1,000.00	$1,004.50	$2.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.07	$2.76
Class Y
Actual (0.32% return)	$1,000.00	$1,003.20	$3.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.55% and 0.80% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example  ■  June 30, 2007 continued

High Yield

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (3.42% return)	$1,000.00	$1,034.20	$5.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.79	$5.06
Class Y
Actual (3.29% return)	$1,000.00	$1,032.90	$6.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.55	$6.31

*  Expenses are equal to the Portfolio's annualized expense ratios of 1.01% and 1.26% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Utilities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (12.34% return)	$1,000.00	$1,123.40	$3.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.27	$3.56
Class Y
Actual (12.21% return)	$1,000.00	$1,122.10	$5.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.03	$4.81

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.71% and 0.96% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Builder

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (5.88% return)	$1,000.00	$1,058.80	$4.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.63	$4.21
Class Y
Actual (5.75% return)	$1,000.00	$1,057.50	$5.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.39	$5.46

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.84% and 1.09% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example  ■  June 30, 2007 continued

Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (6.57% return)	$1,000.00	$1,065.70	$3.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.87	$2.96
Class Y
Actual (6.38% return)	$1,000.00	$1,063.80	$4.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.63	$4.21

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.59% and 0.84% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Global Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (10.51% return)	$1,000.00	$1,105.10	$4.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.73	$4.11
Class Y
Actual (10.34% return)	$1,000.00	$1,103.40	$5.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.49	$5.36

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.82% and 1.07% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (12.71% return)	$1,000.00	$1,127.10	$5.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01
Class Y
Actual (12.61% return)	$1,000.00	$1,126.10	$6.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26

*  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.05% and 1.30% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Expense Example  ■  June 30, 2007 continued

Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (9.63% return)	$1,000.00	$1,096.30	$2.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.17	$2.66
Class Y
Actual (9.51% return)	$1,000.00	$1,095.10	$4.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.93	$3.91

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.53% and 0.78% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

S&P 500 Index

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (6.79% return)	$1,000.00	$1,067.90	$1.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.46	$1.35
Class Y
Actual (6.65% return)	$1,000.00	$1,066.50	$2.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.22	$2.61

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.27% and 0.52% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Global Advantage

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (10.78% return)	$1,000.00	$1,107.80	$4.44
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.58	$4.26
Class Y
Actual (10.66% return)	$1,000.00	$1,106.60	$5.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.34	$5.51

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.85% and 1.10% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example  ■  June 30, 2007 continued

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (9.49% return)	$1,000.00	$1,094.90	$4.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.58	$4.26
Class Y
Actual (9.35% return)	$1,000.00	$1,093.50	$5.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.34	$5.51

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.85% and 1.10% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	01/01/07	06/30/07	01/01/07 – 06/30/07
Class X
Actual (6.31% return)	$1,000.00	$1,063.10	$2.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.02	$2.81
Class Y
Actual (6.12% return)	$1,000.00	$1,061.20	$4.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.78	$4.06

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.56% and 0.81% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval  ■  June 30, 2007

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board reviewed similar information and factors regarding each Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolios' Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, the Sub-Advisers and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of each Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Portfolios, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed each Portfolio's performance for the one-, three- and five-year periods ended November 30, 2006, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group") for each Portfolio. The Board discussed with the Adviser the performance goals and the actual results achieved in managing each Portfolio. When a fund underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund's investment strategy or investment personnel.

With respect to the Strategist, Income Builder, S&P 500 Index, Aggressive Equity, Equity, Income Plus and Money Market Portfolios, the Board concluded that each Portfolio's performance was competitive with that of its performance peer group.

With respect to the European Equity and Global Advantage Portfolios, the Board concluded that each Portfolio's performance was acceptable.

With respect to the Global Dividend Growth Portfolio, the Board noted that the Adviser had added portfolio managers to the Portfolio's portfolio management team in the past twelve to eighteen months. The Board also

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval  ■  June 30, 2007 continued

noted the Portfolio's recent improved performance as of February 28, 2007 and concluded that the Portfolio's performance was competitive with that of its performance peer group.

With respect to the Dividend Growth and Utilities Portfolios, the Board noted that the Adviser is evaluating various alternatives to improve performance, including portfolio manager changes/additions. The Board concluded that each Portfolio's performance was acceptable.

With respect to the Limited Duration and High Yield Portfolios, the Board concluded that each Portfolio can reasonably be expected to be competitive with that of its performance peer group based on recent action taken or proposed to be taken with respect to each Portfolio's investment strategy and/or investment personnel.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by each Portfolio under the Management Agreement.

With respect to the Dividend Growth, Strategist, European Equity, Global Advantage, Utilities, S&P 500 Index, Aggressive Equity and Equity Portfolios, the Board noted that the management fee rates were comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Portfolios.

With respect to the Global Dividend Growth, High Yield, Income Plus and Limited Duration Portfolios, the Board noted that the management fee rates were comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Portfolios taking into account the scope of the services provided.

With respect to the Income Builder Portfolio, the Board noted that the Adviser did not manage any other funds with investment strategies comparable to those of the Portfolio. With respect to the Money Market Portfolio, the Board noted that the Adviser did not manage any other funds with investment strategies substantially comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of each Portfolio as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolios, as shown in the Lipper Reports.

With respect to the Dividend Growth, Strategist, Income Builder, European Equity, Global Dividend Growth, Global Advantage, Utilities, S&P 500 Index, Aggressive Equity, Equity, High Yield, Income Plus and Limited Duration Portfolios, the Board concluded that each Portfolio's management fee rate and total expense ratio were competitive with those of its expense peer group.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval  ■  June 30, 2007 continued

With respect to the Money Market Portfolio, the Board concluded that the Portfolio's management fee rate was acceptable as the total expense ratio was competitive with its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of each Portfolio's management fee schedule under the Management Agreement and noted that each Portfolio's management fee schedule, except the Limited Duration Portfolio, includes one or more breakpoints. The Board also reviewed the level of each Portfolio's management fee and noted that each fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because each management fee includes one or more breakpoints. The Board concluded that each Portfolio's management fee would reflect economies of scale as assets increase.

With respect to the Limited Duration Portfolio, the Board noted that the management fee schedule does not include any breakpoints. The Board noted that the Portfolio's assets were relatively small. The Board concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with each Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolios.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex. The Board considered the "float" benefits derived from handling of checks for purchases and sales of Portfolio shares, through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from each Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and the 12b-1 fees were competitive with those of other broker-dealers.

With respect to the Dividend Growth, Strategist, Income Builder, European Equity, Global Dividend Growth, Global Advantage, Utilities, S&P 500 Index, Aggressive Equity and Equity Portfolios, the Board considered "soft dollar" benefits (discussed in the next section).

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolios

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval  ■  June 30, 2007 continued

and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolios.

With respect to the Dividend Growth, Strategist, Income Builder, European Equity, Global Dividend Growth, Global Advantage, Utilities, Aggressive Equity and Equity Portfolios, the Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolios and other funds in the Morgan Stanley Fund Complex.

With respect to the S&P 500 Index Portfolio, the Board recognized that the Portfolio's commissions are used to pay for execution services only.

With respect to the High Yield, Income Plus, Limited Duration and Money Market Portfolios, the Board noted that each Portfolio invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Portfolios' Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolios and the Adviser

The Board also reviewed and considered the historical relationship between each Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for each Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of each Portfolio's business.

General Conclusion

On April 25, 2007, after considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year until April 30, 2008. On June 20, 2007, the Board again considered and weighed all of the above factors and concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement to continue until June 30, 2008.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments  ■  June 30, 2007 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS	DESCRIPTION	ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Commercial Paper (82.2%)
	Asset-Backed - Auto (4.4%)
$6,000	DaimlerChrysler Revolving Auto Conduit LLC-A1 (Series I)	5.30 - 5.32%	07/02/07 - 08/07/07	$5,987,723
1,000	DaimlerChrysler Revolving Auto Conduit LLC-A1 (Series I)	5.36	08/17/07	992,920
2,911	DaimlerChrysler Revolving Auto Conduit LLC-A1 (Series I)	5.31 - 5.36	08/02/07 - 08/20/07	2,895,331
				9,875,974
	Asset-Backed - Consumer (10.1%)
836	Bryant Park Funding LLC*	5.36	08/15/07	830,317
1,000	Keel Capital, Inc.*	5.35	07/27/07	996,010
4,000	Mont Blanc Capital Corp.*	5.31	08/15/07	3,973,218
1,650	Park Avenue Receivables Co., LLC*	5.32 - 5.33	07/10/07 - 08/02/07	1,644,684
1,400	Ranger Funding Co., LLC*	5.32	07/12/07	1,397,531
3,000	Ranger Funding Co., LLC*	5.31	07/26/07	2,988,592
1,000	Thames Asset Global Securitization*	5.34	07/18/07	997,340
9,860	Three Rivers Funding Corp.*	5.40	07/02/07	9,857,042
				22,684,734
	Asset-Backed - Corporate (7.3%)
1,000	Atlantis One Funding*	5.36	12/19/07	975,060
10,322	Kaiserplatz Funding (Delaware) LLC*	5.31 - 5.36	07/05/07 - 09/21/07	10,285,239
1,800	Nieuw Amsterdam Receivables Corp.*	5.30	07/30/07	1,792,185
3,475	Simba Funding Corp.*	5.31 - 5.32	07/23/07 - 09/05/07	3,454,162
				16,506,646
	Asset-Backed - Diversified (5.7%)
564	Atlantic Asset Securitization LLC*	5.33	08/27/07	559,220
760	Compass Securitization LLC*	5.33	07/03/07	759,664
567	Fairway Finance Co., LLC*	5.35	08/01/07	564,324
870	Falcon Asset Securitization Co. LLC*	5.33	08/03/07	865,653
10,079	Lexington Parker Capital Co. LLC*	5.31 - 5.33	07/03/07 - 10/19/07	10,017,503
				12,766,364
	Asset-Backed - Mortgage (4.5%)
10,110	Sydney Capital Corp.*	5.32 - 5.35	07/23/07 - 08/21/07	10,060,821
	Asset-Backed - Securities (15.1%)
3,276	Amstel Funding Corp.*	5.32 - 5.36	07/20/07 - 10/29/07	3,256,817
1,100	Bavaria TRR Corp.*	5.44	07/02/07	1,099,668
2,680	Beethoven Funding Corp.*	5.34 - 5.35	08/10/07 - 09/10/07	2,656,888
5,949	Giro Lion (US) Funding LLC*	5.34 - 5.36	07/02/07 - 09/18/07	5,904,828
7,700	Grampian Funding LLC*	5.31 - 5.35	07/20/07 - 11/14/07	7,634,946

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS	DESCRIPTION	ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$500	North Sea Funding LLC*	5.35%		09/17/07	$494,207
635	Polonius, Inc.*	5.34		08/27/07	629,598
7,560	Scaldis Capital LLC*	5.29 - 5.33		09/04/07 - 11/05/07	7,470,191
5,000	Solitaire Funding LLC*	5.33		07/13/07	4,990,394
					34,137,537
	Asset-Backed - Structured Investment Vehicles (5.4%)
5,000	Asscher Finance Corp.*	5.34		10/02/07	4,931,458
1,710	Atlas Capital Funding Corp.*	5.31		07/23/07	1,704,264
1,000	Beta Finance*	5.33		11/26/07	978,540
500	CC USA, Inc.*	5.31		08/15/07	496,652
4,000	Dorada Finance, Inc.*	5.31 - 5.33		08/06/07 - 09/05/07	3,974,054
					12,084,968
	Banking (4.8%)
11,000	Citigroup Funding Inc.	5.32 - 5.35		08/02/07 - 09/14/07	10,905,853
	Insurance (3.2%)
7,265	Irish Life & Permanent PLC*	5.31 - 5.32		08/22/07 - 09/24/07	7,200,419
	International Banks (21.7%)
600	Bank of Ireland	5.32		07/10/07	599,125
6,250	Barclays (U.S.) Funding PLC	5.32 - 5.33		08/29/07 - 08/31/07	6,193,963
5,000	Commerzbank (U.S.) Finance Inc.	5.31		08/09/07	4,970,889
6,400	DEPFA Bank PLC*	5.29 - 5.31		08/24/07	6,349,308
1,400	Dexia Delaware LLC	5.32 - 5.36		08/10/07 - 09/17/07	1,387,139
800	HBOS Treasury Services PLC	5.31		07/03/07	799,650
1,000	Kommunalkredit International Bank*	5.36		10/29/07	982,337
2,400	Natexis Banques Populaires - NY	5.30		08/01/07	2,388,907
9,150	Societe Generale N.A., Inc.	5.31 - 5.35		07/26/07 - 11/26/07	9,041,510
5,500	Swedbank	5.31		07/09/07 - 11/16/07	5,399,532
3,000	Swedbank Mortgage AB	5.32		08/14/07	2,980,425
2,801	UBS Finance (Delaware) LLC	5.30 - 5.31		07/11/07 - 09/04/07	2,785,781
5,000	Unicredito Italiano Bank (Ireland) PLC	5.32		11/19/07	4,897,938
					48,776,504
	Total Commercial Paper (Cost $184,999,820)				184,999,820
	Floating Rate Notes (10.1%)
	Asset-Backed - Structured Investment Vehicles (1.8%)
2,000	Asscher Finance Corp.*	5.34	†	09/25/07‡	1,999,800
2,000	Cullinan Finance Corp.*	5.32	†	07/02/07‡	1,999,805
					3,999,605

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS	DESCRIPTION	ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Domestic Banks (5.1%)
$3,000	American Express Centurion Bank	5.41	† %	07/19/07‡	$3,000,156
3,600	Bank of America Corp.	5.67	†	09/06/07‡	3,602,209
5,000	Bank of New York (The)	5.34	†	08/16/07‡	5,000,108
					11,602,473
	International Banks (1.0%)
600	Nordea Bank Finland (NY)	5.26 - 5.30	†	07/31/07 - 08/28/07‡	599,612
1,600	UniCredito Italiano SpA	5.36	†	09/04/07 - 09/13/07‡	1,600,080
					2,199,692
	Investment Banks/Brokers (2.2%)
5,000	Merrill Lynch & Co., Inc.	5.48	†	07/19/07‡	5,002,322
	Total Floating Rate Notes (Cost $22,804,092)				22,804,092
	Certificates of Deposit (7.1%)
	International Banks
500	Barclays Bank PLC	5.37		06/04/08	500,000
5,000	BNP Paribas	5.31		11/09/07	5,000,000
5,000	Canadian Imperial Bank of Commerce	5.33		10/26/07	4,997,874
5,000	Norinchukin Bank	5.31		07/26/07	5,000,000
500	Westpac Banking Corp.*	5.36		10/29/07	499,675
	Total Certificates of Deposit (Cost $15,997,549)				15,997,549
	Bankers' Acceptances (0.5%)
	Domestic Banks
1,054	JP Morgan Chase & Co. (Cost $1,048,579)	5.32 - 5.33		07/03/07 - 08/13/07	1,048,579
	Total Investments (Cost $224,850,040) (a)			99.9%	224,850,040
	Other Assets in Excess of Liabilities			0.1	311,867
	Net Assets			100.0%	$225,161,907

  *  Resale is restricted to qualified institutional investors.

  †  Rate shown is the rate in effect at June 30, 2007.

  ‡  Date of next interest rate reset.

  (a)  Cost is the same for federal income tax purposes.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Summary of Investments  ■  June 30, 2007 (unaudited) continued

MATURITY SCHEDULE	PERCENT OF MARKET VALUE
1 - 30 Days	33%
31 - 60 Days	32
61 - 90 Days	17
91 - 120 Days	8
121 - 207 Days	10
100%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Corporate Bonds (30.8%)
	Aerospace & Defense (0.4%)
$400	BAE Systems Holdings Inc. - 144A*	4.75%		08/15/10	$391,417
111	Raytheon Co.	6.75		08/15/07	111,147
					502,564
	Air Freight/Couriers (0.2%)
330	FedEx Corp.	5.50		08/15/09	330,449
	Beverages: Alcoholic (0.3%)
415	Miller Brewing Co. - 144A*	4.25		08/15/08	408,842
	Building Products (0.1%)
145	Masco Corp.	4.625		08/15/07	144,827
	Cable/Satellite TV (0.6%)
490	Comcast Cable Communications, Inc.	6.875		06/15/09	501,926
70	Comcast Corp.	5.85		01/15/10	70,507
242	Cox Communications Inc.	5.91	†	12/14/07	242,536
					814,969
	Chemicals: Major Diversified (0.1%)
170	ICI Wilmington Inc.	4.375		12/01/08	167,192
	Containers/Packaging (0.1%)
90	Sealed Air Corp. - 144A*	6.95		05/15/09	92,203
	Department Stores (0.8%)
230	Federated Department Stores, Inc.	6.625		09/01/08	231,573
370	JC Penney Corp., Inc.	7.375		08/15/08	375,349
525	May Department Stores Co., Inc.	3.95		07/15/07	524,731
					1,131,653
	Drugstore Chains (0.4%)
175	CVS Corp.	3.875		11/01/07	174,020
390	CVS Corp.	4.00		09/15/09	377,651
					551,671
	Electric Utilities (4.4%)
470	Baltimore Gas & Electric Co.	6.625		03/15/08	473,170
710	Carolina Power & Light Company Inc.	6.80		08/15/07	710,853
248	Columbus Southern Power Co. (Series E)	4.40		12/01/10	238,966
380	Consumers Energy Co. (Series H)	4.80		02/17/09	375,542
325	Detroit Edison Co. (The)	6.125		10/01/10	331,034
330	Dominion Resources Inc. (Series A)	5.687	†	05/15/08	330,466
240	Duke Energy Corp.	3.75		03/05/08	237,327
170	Entergy Gulf States, Inc.	3.60		06/01/08	167,003
220	Entergy Gulf States, Inc.	5.76	†	12/01/09	220,014

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$45	Entergy Gulf States, Inc. - 144A*	6.11	†%	12/08/08	$45,136
495	FPL Group Capital Inc. (Series B)	5.551		02/16/08	494,778
405	Ohio Power Co.	5.53	†	04/05/10	405,543
570	Pacific Gas & Electric Co.	3.60		03/01/09	553,359
390	Peco Energy Co.	3.50		05/01/08	383,745
235	Public Service Co. of Colorado (Series A)	6.875		07/15/09	240,911
330	Southwestern Public Service Co. (Series A)	6.20		03/01/09	332,826
400	Texas-New Mexico Power Co.	6.25		01/15/09	403,329
200	Wisconsin Electric Power Co.	3.50		12/01/07	198,387
					6,142,389
	Electrical Products (0.3%)
420	Cooper Industries, Inc.	5.25		07/01/07	420,000
	Environmental Services (0.0%)
60	USA Waste Services, Inc.	7.125		10/01/07	60,173
	Finance/Rental/Leasing (2.3%)
560	American Honda Finance Corp. - 144A*	3.85		11/06/08	548,891
410	Capmark Financial Group - 144A*	5.875		05/10/12	405,048
90	CIT Group Inc.	5.00		11/24/08	89,445
370	CIT Group Inc. (Series MTN)	4.75		08/15/08	366,961
540	Countrywide Home Loans, Inc. (Series L)	3.25		05/21/08	529,356
455	Residential Capital Corp.	6.00		02/22/11	440,627
430	Residential Capital Corp.	6.375		06/30/10	424,733
525	SLM Corp.	4.00		01/15/10	488,866
					3,293,927
	Financial Conglomerates (1.3%)
95	Bank One Corp. (Series A)	6.00		02/17/09	95,842
150	Chase Manhattan Corp.	6.00		02/15/09	151,326
55	Chase Manhattan Corp.	7.00		11/15/09	56,845
315	Citicorp (Series F)	6.375		11/15/08	319,233
170	Citigroup Inc.	3.625		02/09/09	165,634
120	General Electric Capital Corp. (Series A)	4.25		12/01/10	115,875
515	Pricoa Global Funding I - 144A*	3.90		12/15/08	503,548
340	Prudential Funding LLC - 144A*	6.60		05/15/08	342,966
					1,751,269
	Food Retail (0.4%)
305	Fred Meyer, Inc.	7.45		03/01/08	308,852
230	Safeway Inc.	7.50		09/15/09	239,239
					548,091

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Food: Major Diversified (1.0%)
$440	General Mills Inc.	3.875%		11/30/07	$437,310
200	Kraft Foods Inc.	4.00		10/01/08	196,276
385	Kraft Foods Inc.	4.125		11/12/09	373,176
485	Sara Lee Corp.	2.75		06/15/08	471,771
					1,478,533
	Gas Distributors (0.7%)
175	Keyspan Corp.	4.90		05/16/08	174,168
180	NiSource Finance Corp.	5.93	†	11/23/09	180,380
650	Sempra Energy	4.75		05/15/09	642,855
					997,403
	Home Improvement Chains (0.3%)
410	Home Depot Inc.	5.485	†	12/16/09	409,595
	Household/Personal Care (0.3%)
425	Clorox Co. (The)	5.485	†	12/14/07	425,261
	Industrial Conglomerates (0.3%)
415	Textron Financial Corp.	4.125		03/03/08	411,703
	Investment Banks/Brokers (0.6%)
775	Goldman Sachs Group Inc. (The)	4.125		01/15/08	770,245
	Life/Health Insurance (1.5%)
545	John Hancock Financial Services, Inc.	5.625		12/01/08	546,910
765	Met Life Global - 144A* (Note 4)	4.625		08/19/10	748,196
300	Monumental Global Funding II - 144A*	3.85		03/03/08	296,799
450	Monumental Global Funding II - 144A*	4.375		07/30/09	440,627
					2,032,532
	Major Banks (4.0%)
575	Bank of America Corp.	3.375		02/17/09	558,102
215	Bank of New York Co., Inc. (The)	5.20		07/01/07	215,000
800	HBOS Treasury Services PLC - 144A* (United Kingdom)	5.625		07/20/09	804,486
980	HSBC Finance Corp.	6.75		05/15/11	1,018,127
250	MBNA Corp. (Series F)	5.786	†	05/05/08	250,997
380	Popular North America, Inc. (Series F)	5.65		04/15/09	379,915
615	Suntrust Bank Atlanta	4.55		05/25/09	606,258
615	Unicredit Luxembourg Finance S.A. - 144A* (Luxembourg)	5.405	†	10/24/08	615,365
810	Wachovia Corp.	5.35		03/15/11	806,447
390	Well Fargo & Co.	3.12		08/15/08	379,050
					5,633,747

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Major Telecommunications (1.4%)
$590	AT&T Inc.	5.456	†%	02/05/10	$591,038
300	Deutsche Telekom International Finance BV (Netherlands)	8.00		06/15/10	319,967
350	Sprint Nextel Corp.	5.76	†	06/28/10	350,191
505	Telecom Italia Capital SA (Luxembourg)	4.875		10/01/10	492,240
150	Verizon Global Funding Corp.	7.25		12/01/10	158,241
					1,911,677
	Managed Health Care (0.3%)
210	United Healthcare Group Inc.	5.44	†	03/02/09	210,119
175	UnitedHealth Group Inc.	4.125		08/15/09	170,842
					380,961
	Media Conglomerates (0.7%)
480	Time Warner, Inc.	5.59	†	11/13/09	480,725
160	Viacom Inc.	5.71	†	06/16/09	160,557
300	Viacom Inc.	5.75		04/30/11	299,819
					941,101
	Medical Specialties (0.6%)
495	Baxter International, Inc.	5.196		02/16/08	494,350
375	Hospira, Inc.	5.84	†	03/30/10	376,178
					870,528
	Motor Vehicles (0.4%)
335	DaimlerChrysler North American Holdings Co.	5.79	†	03/13/09	336,549
155	DaimlerChrysler North American Holdings Co.	4.05		06/04/08	152,859
					489,408
	Multi-Line Insurance (1.2%)
690	American General Finance Corp. (Series H)	4.625		09/01/10	672,133
120	Equitable Income Co., Inc.	6.50		04/01/08	120,864
500	Hartford Financial Services Group, Inc. (The)	5.55		08/16/08	500,563
415	International Lease Finance Corp. (Series Q)	4.625		06/02/08	411,891
					1,705,451
	Oil & Gas Pipelines (0.4%)
500	Enbridge Energy Partners, LP	4.00		01/15/09	489,017
	Oil Refining/Marketing (0.4%)
600	Valero Energy Corp.	3.50		04/01/09	581,998
	Other Metals/Minerals (0.3%)
445	Brascan Corp. (Canada)	8.125		12/15/08	460,767
	Property - Casualty Insurers (1.0%)
595	Mantis Reef Ltd. - 144A* (Australia)	4.692		11/14/08	588,255

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$195	Platinum Underwriters Holdings, Ltd. (Series B) (Bermuda)	6.371%		11/16/07	$194,439
285	St. Paul Travelers Companies, Inc. (The)	5.01		08/16/07	284,885
375	XLLIAC Global Funding - 144A*	4.80		08/10/10	367,017
					1,434,596
	Railroads (0.7%)
315	Burlington North Santa Fe Railway Co.	6.125		03/15/09	318,456
670	Union Pacific Corp. (Series E)	6.79		11/09/07	672,490
					990,946
	Real Estate Development (0.5%)
562	World Financial Properties - 144A*	6.91		09/01/13	580,461
166	World Financial Properties - 144A*	6.95		09/01/13	171,420
					751,881
	Regional Banks (0.5%)
700	Banco Santander Central Hispano Issuances Ltd. (Cayman Islands)	7.625		11/03/09	734,037
	Restaurants (0.4%)
580	Tricon Global Restaurant, Inc.	7.65		05/15/08	589,358
	Savings Banks (0.9%)
575	Sovereign BanCorp Inc.	5.59	†	03/23/10	575,530
100	Sovereign Bank (Series CD)	4.00		02/01/08	99,166
200	Washington Mutual Inc.	4.00		01/15/09	195,738
350	Washington Mutual Inc.	8.25		04/01/10	372,652
					1,243,086
	Trucks/Construction/Farm Machinery (0.3%)
405	Caterpillar Financial Services Corp. (Series F)	3.625		11/15/07	402,400
	Wireless Telecommunications (0.4%)
510	Vodafone Group PLC (United Kingdom)	5.45	†	12/28/07	510,275
	Total Corporate Bonds (Cost $43,411,064)				43,006,725
	Collateralized Mortgage Obligations (36.7%)
	U.S. Government Agencies (1.8%)
868	Federal Home Loan Mortgage Corp. 2644 AU (PAC)	3.50		05/15/22	858,375
661	Federal Home Loan Mortgage Corp. 2182 ZC	7.50		09/15/29	687,724
481	Federal National Mortgage Assoc. 2005-27 NA (PAC)	5.50		01/25/24	480,106
426	Federal National Mortgage Assoc. 2005-52 PA (PAC)	6.50		06/25/35	437,438
	Total U.S. Government Agencies				2,463,643

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Private Issues (34.9%)
$1,083	American Home Mortgage Investment Trust 2007-1 GAIC	5.51%		05/25/47	$1,083,254
880	Bank of America Funding Corp. 2006-H 3A1	6.218		09/20/46	882,698
518	Bear Stearns Alt-A Trust 2003-3 3A	5.67	†	10/25/33	520,272
	Bear Stearns Mortgage Funding Trust
690	2006-AR5 1A2	5.53	†	12/25/36	691,719
784	2007-AR1 1A2	5.53	†	01/25/37	784,951
823	2006-AR3 1A1	5.50	†	10/25/36	825,380
827	2006-AR1 1A2	5.57	†	07/25/36	825,581
	Countrywide Alternative Loan Trust
638	2006-0A1 1A2	5.62	†	03/20/46	638,942
2,899	2005-81 X1 (IO)	1.909	†	02/25/37	141,315
644	2006-0A14 2A1	5.51	†	11/25/46	645,333
705	2006-0A16 A3	5.57	†	10/25/46	704,664
706	2006-0A22 A2	5.53	†	02/25/47	706,489
3,819	2006-0A1 2X (IO)	2.189	†	03/20/46	161,309
961	2006-0A10 2A2	5.55	†	08/25/46	964,335
704	2006-0A2 A3	5.59	†	05/20/46	704,435
602	2005-76 2A2	6.73	†	02/25/36	605,698
47	Countrywide Alternative Loan Trust NIM 2006-OA6N N1 - 144A*	5.25		07/25/46	46,513
	Countrywide Home Loans
567	2006-0A4 A2	5.59	†	04/25/46	567,274
3,881	2004-25 1X (IO)	1.589	†	02/25/35	83,835
928	DSLA Mortgage Loan Trust 2006-AR2 2A1A	5.52	†	11/19/37	930,847
5,449	DSLA NIM Corp. 2006-1 N1 - 144A*	5.926		04/20/46	5,446
910	First Horizon Alt Mtg Sec 2006-FA8 1A7	6.00		02/25/37	910,530
	Greenpoint Mortgage Funding Trust
627	2006-AR2 4A1	7.03	†	03/25/36	642,791
1,904	2005-AR3 X1 (IO)	2.207	†	08/25/45	56,536
2,880	2005-AR4 X4 (IO)	2.111	†	10/25/45	85,526
286	GS Mortgage Securities Corp. 2007-NIM1 N1 - 144A*	6.25		08/25/46	285,750
54	GS Mortgage Securities Corp. 2006-NIM3 N1 - 144A*	6.41		06/25/46	54,232
	Harborview Mortgage Loan Trust
3,115	2005-2 X (IO)	1.967	†	05/19/35	71,555
1,108	2006-10 2A1B	5.56	†	11/19/36	1,104,708
723	2006-7 2A1B	5.57	†	10/19/37	724,969
877	2006-8 2A1B	5.57	†	08/21/36	878,739
640	2006-1 2A1B	5.56	†	03/19/37	641,181
767	2006-14 2A1B	5.52	†	03/19/38	768,148
970	2006-9 2AB2	5.60	†	11/19/36	975,247

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
$	‡	2006-5 PO2 (PO)	0.00%		07/19/47	$18
	5,877	2006-5 X2 (IO)	2.245	†	07/19/47	208,450
	1,944	2005-16 X1 (IO)	2.306	†	01/19/36	55,880
	4,804	2005-16 X3 (IO)	2.075	†	01/19/36	120,096
	3,171	2005-3 X2 (IO)	1.466	†	06/19/35	71,851
	234	2005-9 B1	5.92	†	06/20/35	236,099
	2	2006-1 PO1 (PO)	0.00		03/19/37	1,436
	1,235	2006-12 2A2B	5.57	†	01/19/38	1,239,964
	527	2005-12 2A11	7.03	†	10/19/35	535,739
	1,320	2005-16 4A1A	7.03	†	01/19/36	1,342,265
	3,678	2006-1 X1 (IO)	2.316	†	03/19/37	158,042
	920	2005-9 2A1C	5.77	†	06/20/35	923,403
		Harborview NIM Corp.
	341	2006-12 N1 - 144A*	6.41		12/19/36	340,879
	279	2006-14 N1 - 144A*	6.41		03/19/38	278,361
	205	2007-1A N1 - 144A*	6.41		03/19/37	204,565
	138	2006-9A N1	6.41		11/19/36	137,925
	34	2006-7A N1 - 144A*	6.41		09/19/36	33,537
		Indymac Index Mortgage Loan Trust
	219	2004-AR3 B1	5.82	†	07/25/34	218,989
	2,650	2005-AR12 AX2 (IO)	1.432	†	07/25/35	82,819
	57	Indymac Index NIM Corp. 2006-AR6 N1 - 144A*	6.65		06/25/46	57,077
	62	Lehman XS Net Interest Margin Notes 2006-GP1 A1 - 144A*	6.25		05/28/46	62,320
		Luminent Mortgage Trust
	867	2006-6 A1	5.52	†	10/25/46	869,490
	535	2006-1 A1	5.56	†	04/25/36	535,937
	859	2006-2 A1B	5.60	†	02/25/46	597,543
	737	2006-4 A1B	5.55	†	05/25/46	859,721
	736	Mortgageit Trust 2006-1 2A1B	5.60	†	04/25/36	740,612
	47	Rali NIM Corp. 2006-Q04 N1 - 144A*	6.05		04/25/46	46,678
		Residential Accredit Loans Inc.
	280	2006-QO1 1A1	5.58	†	02/25/46	280,682
	269	2006-QO1 2A1	5.59	†	02/25/46	269,363
	950	2006-QO10 A2	5.52	†	01/25/37	948,943
	772	2006-QH1 A1	5.51	†	12/25/36	768,529
	1,015	2006-QO6 A2	5.55	†	06/25/46	1,014,320
	923	2006-QO2 A2	5.59	†	02/25/46	924,520
	689	2007 QO3 A3	5.58	†	03/25/47	688,849
	597	2007 QO4 A2	5.58	†	05/25/47	596,954
	348	2007 QO4 A3	5.62	†	05/25/47	348,169
	1,210	2007 QH1 A2	5.51	†	02/25/37	1,210,427
	70	Sharps SP I LLC Net Interest Margin Trust 2006-AHM3 N1 - 144A*	7.00		10/25/46	69,936

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Structured Asset Mortgage Investments Inc.
$472	2006-AR1 2A2	5.63	† %	02/25/36	$474,420
709	2006-AR2 A2	5.63	†	02/25/36	712,320
777	2007-AR1 2A2	5.53	†	01/25/37	778,677
890	2007-AR2 1A2	5.51	†	02/25/37	892,151
1,007	2006-AR8 A1A	5.52	†	10/25/36	1,009,343
909	2006-AR3 11A2	5.59	†	04/25/36	911,853
	Washington Mutual Mortgage Pass-Through Certificates
881	2007-OA1 A1B	5.52	†	02/25/47	883,334
840	2006-AR4 1A1B	5.97	†	05/25/46	839,823
525	2005-AR13 A1B3	5.68	†	10/25/45	526,595
537	2005-AR15 A1B3	5.66	†	11/25/45	538,837
489	2005-AR8 2AB3	5.68	†	07/25/45	491,162
1,268	2006-AR9 1A	6.03	†	08/25/46	1,269,433
2,746	2004-AR10 X (IO)	1.291	†	07/25/44	45,906
3,956	2004-AR12 X (IO)	1.148	†	10/25/44	66,138
1,453	2004-AR8 X (IO)	1.327	†	06/25/44	23,608
	Washington Mutual Alternative Loan Trust Mortgage Pass-Through Certificates
738	2006-AR6 2A	5.99	†	08/25/46	739,440
821	2006-AR2 A1A	5.97	†	04/25/46	821,376
856	2007-OA1 CA1B	5.52	†	12/25/46	856,701
	Total Private Issues				48,681,707
	Total Collateralized Mortgage Obligations (Cost $52,045,479)				51,145,350
	Commercial Mortgage-Backed Securities (0.6%)
800	JP Morgan Chase Commercial Mortgage Securities Co. 2007-LD11 A1 (WI) (Cost $801,997)	5.651		06/15/49	803,711
	Asset-Backed Securities (16.8%)
	Finance/Rental/Leasing
250	Aegis Asset Backed Securities Trust 2004-2 B1	7.32	†	06/25/34	240,376
375	Ameriquest Mortgage Securities Inc. 2004-R7 M5	6.47	†	08/25/34	376,866
1,500	Capital Auto Receivables Asset Trust 2006-1 A3	5.03		10/15/09	1,496,400
1,100	Capital Auto Receivables Asset Trust 2006-2 A3A	4.98		05/15/11	1,095,797
1,400	Capital Auto Receivables Asset Trust 2007-SN1 A3A	5.38		07/15/10	1,400,853
575	Capital One Auto Finance Trust 2006-C A3A	5.07		07/15/11	573,341
1,050	Caterpillar Financial Asset Trust 2006-A A3	5.57		05/25/10	1,053,416
888	Chase Manhattan Auto Owner Trust 2004-A A4	2.83		09/15/10	876,651
81	CIT Equipment Collateral 2004-EF1 A3	3.50		09/20/08	80,390
725	CIT Equipment Collateral 2006-VT2 A3	5.07		02/20/10	722,727

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$267	CNH Equipment Trust 2005-A A3	4.02%		04/15/09	$266,444
525	CNH Equipment Trust 2006-B A3	5.20		06/15/10	523,722
1,100	Ford Credit Auto Owner Trust 2006-B A3	5.26		10/15/10	1,098,963
1,175	Ford Credit Auto Owner Trust 2007-A A3A	5.40		08/15/11	1,175,550
1,004	GE Equipment Small Ticket LLC 2005-2A A3	4.88		10/22/09	1,000,880
1,175	GS Auto Loan Trust 2006-1 A3	5.37		12/15/10	1,175,645
850	Harley Davidson Motorcycle Trust 2005-3 A2	4.41		06/15/12	839,665
545	Harley-Davidson Motorcycle Trust 2003-3 A2	2.76		05/15/11	540,649
725	Harley-Davidson Motorcycle Trust 2004-2 A2	3.56		02/15/12	714,087
750	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07		02/15/12	739,992
625	Hertz Vehicle Financing LLC 2005-2A A2 - 144A*	4.93		02/25/10	621,019
150	Home Equity Asset Trust 2004-3 B1	7.42	†	08/25/34	150,237
864	Honda Auto Receivables Owner Trust 2005-5 A3	4.61		08/17/09	861,648
850	Honda Auto Receivables Owner Trust 2005-6 A3	4.85		10/19/07	848,220
624	Merrill Auto Trust Securitization 2005-1 A3	4.10		08/25/09	621,589
581	National City Auto Receivables Trust 2004-A A4	2.88		05/15/11	571,735
641	Nissan Auto Receivables Owner Trust 2004-A A4	2.76		07/15/09	633,042
650	Nissan Auto Receivables Owner Trust 2006-C A3	5.44		04/15/10	651,590
450	Park Place Securities Inc. 2004-MCW1 M7	7.17	†	10/25/34	450,184
224	Structured Asset Investment Loan Trust 2003-BC4 M2	8.32	†	06/25/33	224,090
1,046	USAA Auto Owner Trust 2005-3 A3	4.55		02/16/10	1,042,588
324	Wachovia Auto Owner Trust 2005-A A3	4.06		09/21/09	322,384
440	Whole Auto Loan Trust 2003-1 A4	2.58		03/15/10	435,817
	Total Asset-Backed Securities (Cost $23,531,234)				23,426,557
	U.S. Government Agencies - Mortgage-Backed Securities (8.2%)
59	Federal Home Loan Mortgage Corp.	7.50		08/01/32	61,853
376	Federal Home Loan Mortgage Corp. PC Gold	7.50		02/01/27 - 04/01/32	392,325
427	Federal Home Loan Mortgage Corp. (ARM)	4.148		08/01/34	430,097
263	Federal Home Loan Mortgage Corp. (ARM)	3.695		07/01/34	262,681
830	Federal Home Loan Mortgage Corp. (ARM)	4.352		10/01/33	824,564
786	Federal Home Loan Mortgage Corp. (ARM)	4.368		07/01/35	779,219
221	Federal National Mortgage Assoc.(ARM)	4.165		09/01/34	221,602
560	Federal National Mortgage Assoc.(ARM)	4.208		05/01/35	568,686
549	Federal National Mortgage Assoc.(ARM)	4.282		04/01/35	547,702
463	Federal National Mortgage Assoc.(ARM)	4.335		05/01/35	470,023
111	Federal National Mortgage Assoc.(ARM)	4.417		06/01/34	112,233
788	Federal National Mortgage Assoc.(ARM)	4.477		05/01/35	781,854
236	Federal National Mortgage Assoc.(ARM)	4.492		07/01/34	237,011
229	Federal National Mortgage Assoc.(ARM)	4.552		04/01/35	228,674

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$752	Federal National Mortgage Assoc.(ARM)	4.71%	09/01/35	$742,694
626	Federal National Mortgage Assoc.(ARM)	4.742	07/01/35	618,567
290	Federal National Mortgage Assoc.(ARM)	6.539	07/01/33	295,116
824	Federal National Mortgage Assoc.	6.50	01/01/32 - 11/01/33	839,422
1,694	Federal National Mortgage Assoc.	7.00	11/01/24 - 10/01/35	1,748,917
1,219	Federal National Mortgage Assoc.	7.50	03/01/24 - 08/01/32	1,272,259
	Total U.S. Government Agencies - Mortgage-Backed Securities (Cost $11,558,478)			11,435,499
	Short-Term Investments (6.8%)
	Investment Company (a) (6.7%)
9,303	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $9,303,341)			9,303,341
	U.S. Government Obligation (b) (0.1%)
125	U.S. Treasury Bill** (Cost $124,812)	4.915	07/12/07	124,795
	Total Short-Term Investments (Cost $9,428,153)			9,428,136
	Total Investments (Cost $140,776,405) (c) (d)		99.9%	139,245,978
	Other Assets in Excess of Liabilities		0.1	139,308
	Net Assets		100.0%	$139,385,286

ARM  Adjustable Rate Mortgage. Interest rate in effect as of June 30, 2007.

  IO  Interest Only Security.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

  PC  Participation Certificate.

  PO  Principal Only Security.

  WI  When-Issued Security.

  *  Resale is restricted to qualified institutional investors.

  **  A portion of this security has been physically segregated in connection with open futures contracts in the amount of $50,910.

  †  Floating rate security. Rate shown is the rate in effect at June 30, 2007.

  ‡  Amount is less than one thousand.

  (a)  See Note 4 to financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (b)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

  (c)  Securities have been designated as collateral in an amount equal to $54,384,113 in connection with purchase of when-issued security, open futures contracts and open swap contracts.

  (d)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $130,873 and the aggregate gross unrealized depreciation is $1,661,300, resulting in net unrealized depreciation of $1,530,427.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

FUTURES CONTRACTS OPEN AT JUNE 30, 2007:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
171	Long	U.S. Treasury Note 10 year, September 2007	$18,075,235	$(279,369)
33	Long	U.S. Treasury Note 5 year, September 2007	3,434,578	(9,506)
92	Short	U.S. Treasury Bond 20 year, September 2007	(9,913,000)	129,276
107	Short	U.S. Treasury Note 2 year, September 2007	(21,804,595)	(24,952)
Net Unrealized Depreciation				$(184,551)

CREDIT DEFAULT SWAP CONTRACTS OPEN AT JUNE 30, 2007:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International Southwest Airlines Co.	Buy	$400	0.22%	December 20, 2011	$2,160
Citibank, N.A., New York Tyco International Limited	Buy	160	0.43	March 20, 2012	0
Citibank, N.A., New York Tyco International Limited	Buy	390	0.43	March 20, 2012	0
Goldman Sachs International Dell Inc.	Buy	365	0.22	March 20, 2012	(255)
Net Unrealized Appreciation					$1,905

INTEREST RATE SWAP CONTRACTS OPEN AT JUNE 30, 2007:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000'S)	PAYMENTS RECEIVED BY PORTFOLIO	PAYMENTS MADE BY PORTFOLIO	TERMINATION DATE	UNREALIZED APPRECIATION
JPMorgan Chase Bank N.A. New York	$2,800	Fixed Rate 5.391%	Floating Rate 5.36%	June 6, 2009	$1,960
JPMorgan Chase Bank N.A. New York	2,800	Fixed Rate 5.486	Floating Rate 5.36	June 14, 2009	7,000
JPMorgan Chase Bank N.A. New York	2,800	Fixed Rate 5.364	Floating Rate 5.36	June 28, 2009	1,065
Total Unrealized Appreciation					$10,025

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

LONG-TERM CREDIT ANALYSIS
AAA	66.3%
AA	9.7
A	13.3
BBB	10.7
	100	%*

*  Does not include open long futures contracts with an underlying face amount of $21,509,813 with unrealized depreciation of $288,875, open short futures contracts with an underlying face amount of $31,717,595 with unrealized appreciation of $104,324 and open swap contracts with unrealized appreciation of $11,930.

See Notes to Financial Statements

Morgan Stanley Variable Investments Series - Income Plus

Portfolio of Investments  ■  June 30, 2007 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (57.9%)
	Advertising/Marketing Services (0.2%)
$730	Interpublic Group of Companies, Inc. (The)	6.25%	11/15/14	$673,425
	Air Freight/Couriers (1.2%)
4,092	FedEx Corp. (Series 97-A)	7.50	01/15/18	4,458,266
	Airlines (0.8%)
1,417	America West Airlines, Inc. (Class A)	6.85	07/02/09	1,423,808
1,408	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	1,486,622
				2,910,430
	Auto Parts: O.E.M. (0.3%)
1,080	ArvinMeritor, Inc.	8.75	03/01/12	1,096,200
	Beverages: Alcoholic (0.7%)
2,635	FBG Finance Ltd. - 144A* (Australia)	5.125	06/15/15	2,473,453
	Cable/Satellite TV (1.8%)
1,650	Comcast Cable Communications, Inc.	6.75	01/30/11	1,709,187
995	Comcast Cable Communications, Inc.	7.125	06/15/13	1,055,833
1,880	Comcast Corp.	6.50	01/15/15	1,930,506
895	EchoStar DBS Corp.	6.375	10/01/11	879,338
970	EchoStar DBS Corp.	6.625	10/01/14	928,775
				6,503,639
	Department Stores (1.9%)
2,275	Federated Department Stores, Inc.	6.625	09/01/08	2,290,556
610	JC Penny Corp., Inc.	5.75	02/15/18	590,037
1,875	May Department Stores Co.	5.95	11/01/08	1,877,786
2,280	May Department Stores Co.	6.70	07/15/34	2,125,842
				6,884,221
	Drugstore Chains (1.5%)
1,280	CVS Caremark Corp.	5.75	06/01/17	1,237,263
970	CVS Corp.	3.875	11/01/07	964,567
1,180	CVS Corp.	5.75	08/15/11	1,180,984
2,246	CVS Corp. - 144A*	6.036	12/10/28	2,186,140
				5,568,954
	Electric Utilities (7.0%)
3,090	Arizona Public Service Co.	5.80	06/30/14	3,053,387
670	CenterPoint Energy Resources Corp.	6.25	02/01/37	647,394
1,070	Consolidated Natural Gas Co. (Series C)	6.25	11/01/11	1,094,007
2,195	Consumers Energy Co. (Series H)	4.80	02/17/09	2,169,248
120	Detroit Edison Co. (The)	5.20	10/15/12	117,635
1,535	Detroit Edison Co. (The)	6.125	10/01/10	1,563,499

See Notes to Financial Statements

Morgan Stanley Variable Investments Series - Income Plus

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$2,170	Duquesne Light Co. (Series O)	6.70%		04/15/12	$2,268,151
940	Entergy Gulf States, Inc.	3.60		06/01/08	923,430
1,875	Entergy Gulf States, Inc.	5.76	†	12/01/09	1,875,120
2,425	Entergy Gulf States, Inc. - 144A*	6.11	†	12/08/08	2,432,321
530	Exelon Corp.	6.75		05/01/11	546,525
1,905	Ohio Edison	6.40		07/15/16	1,949,484
2,205	Ohio Power Company - IBC (Series K)	6.00		06/01/16	2,210,879
1,015	Public Service Electric & Gas Co. (Series G)	5.125		09/01/12	993,367
1,475	Texas Eastern Transmission, LP	7.00		07/15/32	1,622,993
1,440	TXU Energy Co.	7.00		03/15/13	1,487,079
985	Union Electric Co.	6.40		06/15/17	1,006,745
					25,961,264
	Electrical Products (0.9%)
1,945	Cooper Industries, Inc.	5.25		07/01/07	1,945,000
1,580	Cooper Industries, Inc.	5.25		11/15/12	1,551,190
					3,496,190
	Electronic Equipment/Instruments (0.2%)
830	Xerox Corp.	5.50		05/15/12	816,599
	Environmental Services (1.5%)
5,155	Waste Management, Inc.	7.375		08/01/10	5,404,631
	Finance/Rental/Leasing (4.7%)
2,120	Capmark Financial Group - 144A*	5.875		05/10/12	2,094,395
870	Capmark Financial Group - 144A*	6.30		05/10/17	857,675
4,055	Countrywide Home Loans, Inc. (Series L)	3.25		05/21/08	3,975,072
2,990	Ford Motor Credit Co.	7.25		10/25/11	2,880,273
4,660	Residential Capital LLC	6.375		06/30/10	4,602,924
3,000	SLM Corp. (Series A)	5.515	†	07/26/10	2,847,642
					17,257,981
	Financial Conglomerates (4.4%)
330	Bank One Corp. (Series A)	6.00		02/17/09	332,926
1,165	Brookfield Asset Management Inc.	5.80		04/25/17	1,127,513
1,845	Citigroup Inc.	5.25		02/27/12	1,822,869
4,600	General Motors Acceptance Corp.	6.875		09/15/11	4,528,866
5,290	JPMorgan Chase & Co.	6.75		02/01/11	5,500,426
3,120	MBNA Corp. (Series F)	5.786	†	05/05/08	3,132,443
					16,445,043
	Food Retail (1.0%)
1,400	Delhaize America, Inc.	9.00		04/15/31	1,698,409
1,930	Fred Meyer, Inc.	7.45		03/01/08	1,954,376
					3,652,785

See Notes to Financial Statements

Morgan Stanley Variable Investments Series - Income Plus

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Food: Major Diversified (1.0%)
$1,045	ConAgra Foods, Inc.	7.00%		10/01/28	$1,091,627
1,040	ConAgra Foods, Inc.	8.25		09/15/30	1,234,490
1,655	Sara Lee Corp.	6.125		11/01/32	1,485,053
					3,811,170
	Food: Meat/Fish/Dairy (0.5%)
790	Pilgrim's Pride Corp.	7.625		05/01/15	791,975
350	Pilgrim's Pride Corp.	9.625		09/15/11	364,000
800	Smithfield Foods Inc. (Series B)	8.00		10/15/09	828,000
					1,983,975
	Gas Distributors (0.7%)
815	Keyspan Corp.	4.90		05/16/08	811,123
1,870	NiSource Finance Corp.	5.93	†	11/23/09	1,873,944
					2,685,067
	Home Improvement Chains (0.9%)
3,345	Home Depot, Inc.	5.485	†	12/16/09	3,341,698
	Insurance Brokers/Services (1.4%)
1,500	Farmers Exchange Capital - 144A*	7.05		07/15/28	1,523,710
3,105	Farmers Insurance Exchange - 144A*	8.625		05/01/24	3,596,028
					5,119,738
	Integrated Oil (0.4%)
1,460	Amerada Hess Corp.	6.65		08/15/11	1,509,812
	Major Banks (4.5%)
1,500	Bank of America Corp. (WI)	4.875		09/15/12	1,451,016
1,660	HSBC Finance Corp.	6.75		05/15/11	1,724,582
1,800	Huntington National Bank (Series T)	4.375		01/15/10	1,754,271
1,580	Popular North America, Inc. (Series F)	5.65		04/15/09	1,579,645
4,910	Unicredit Luxembourg Finance S.A. - 144A* (Luxembourg)	5.405	†	10/24/08	4,912,917
5,000	Wells Fargo Bank NA	7.55		06/21/10	5,294,665
					16,717,096
	Major Telecommunications (4.7%)
3,245	AT&T Corp.	8.00		11/15/31	3,868,261
2,335	France Telecom S.A. (France)	8.50		03/01/31	2,942,359
2,165	SBC Communications, Inc.	6.15		09/15/34	2,082,505
2,005	Sprint Capital Corp.	8.75		03/15/32	2,257,959
3,645	Telecom Italia Capital SA (Luxembourg)	4.00		01/15/10	3,506,100
2,515	Telefonica Europe BV (Netherlands)	8.25		09/15/30	2,931,265
					17,588,449

See Notes to Financial Statements

Morgan Stanley Variable Investments Series - Income Plus

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Media Conglomerates (1.8%)
$2,690	Time Warner, Inc.	5.59	† %	11/13/09	$2,694,065
1,905	Time Warner, Inc.	5.875		11/15/16	1,856,087
2,320	Viacom, Inc.	6.875		04/30/36	2,248,273
					6,798,425
	Medical Specialties (0.8%)
3,135	Hospira, Inc.	5.84	†	03/30/10	3,144,847
	Motor Vehicles (0.8%)
1,490	DaimlerChrysler North American Holdings Co.	8.00		06/15/10	1,585,782
1,015	DaimlerChrysler North American Holdings Co.	8.50		01/18/31	1,286,336
					2,872,118
	Multi-Line Insurance (1.1%)
4,060	American General Finance Corp. (Series H)	4.625		09/01/10	3,954,870
	Oil & Gas Pipelines (1.8%)
805	Colorado Interstate Gas Co.	6.80		11/15/15	831,899
1,265	Enterprise Products Operating LP	5.60		10/15/14	1,231,553
2,465	Kinder Morgan Finance Co. (Canada)	5.70		01/05/16	2,275,656
2,310	Plains All American Pipeline LP/PAA Finance Corp.	6.70		05/15/36	2,320,049
					6,659,157
	Oil & Gas Production (0.7%)
860	Chesapeak Energy Corp.	7.625		07/15/13	885,800
1,805	Devon Financing Corp.	6.875		09/30/11	1,886,025
					2,771,825
	Oil Refining/Marketing (0.3%)
1,210	Valero Energy Corp.	3.50		04/01/09	1,173,696
	Other Metals/Minerals (0.7%)
2,435	Brascan Corp. (Canada)	7.125		06/15/12	2,560,670
	Property - Casualty Insurers (1.6%)
2,500	Mantis Reef Ltd. - 144A* (Australia)	4.692		11/14/08	2,471,660
2,545	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	2,624,501
825	Platinum Underwriters Holdings, Ltd. (Series B) (Bermuda)	6.371		11/16/07	822,625
					5,918,786
	Railroads (1.8%)
2,774	Burlington Northern Santa Fe Corp. (Series 95-A)	7.97		01/01/15	2,934,218
2,925	Union Pacific Corp.	6.625		02/01/08	2,944,170
790	Union Pacific Corp. (Series E)	6.79		11/09/07	792,936
					6,671,324

See Notes to Financial Statements

Morgan Stanley Variable Investments Series - Income Plus

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Real Estate Development (0.4%)
$1,299	World Financial Properties - 144A*	6.91%		09/01/13	$1,341,959
166	World Financial Properties - 144A*	6.95		09/01/13	171,420
					1,513,379
	Restaurants (0.4%)
1,345	Tricon Global Restaurants, Inc.	8.875		04/15/11	1,480,990
	Savings Banks (3.3%)
500	Household Finance Corp.	4.125		11/16/09	485,790
1,140	Household Finance Corp.	6.375		10/15/11	1,172,458
1,915	Household Finance Corp.	8.00		07/15/10	2,046,675
4,655	Sovereign Bancorp Inc.	5.59	†	03/23/10	4,659,287
3,630	Washington Mutual Inc.	8.25		04/01/10	3,864,934
					12,229,144
	Tobacco (0.2%)
795	RJ Reynolds Tobacco Holdings	6.50		07/15/10	812,159
	Total Corporate Bonds (Cost $215,263,425)				214,921,476
	U.S. Government Agencies & Obligations (19.2%)
3	Federal Home Loan Mortgage Corp.	11.50		05/01/19	3,262
5	Federal Home Loan Mortgage Corp. Gold	6.50		12/01/28	4,733
27		8.50		01/01/22 - 12/01/24	28,611
	Federal National Mortgage Assoc.
121		7.50		06/01/28 - 04/01/32	126,480
1,479		8.00		08/01/29 - 04/01/32	1,559,259
2		9.00		06/01/21 - 01/01/25	2,262
	Government National Mortgage Assoc.
1		7.50		04/15/24	815
483		8.00		10/15/24 - 11/15/29	512,016
81		8.50		09/15/21 - 03/01/28	87,689
86		9.00		07/15/24 - 11/15/24	92,825
6		10.00		05/15/16 - 04/15/19	6,675
	U.S. Treasury Bond
24,900		6.125		08/15/29	27,938,597
6,675	U.S. Treasury Note	6.375		08/15/27	7,632,449
5,765		4.25		08/15/13††	5,570,033
8,850		4.25		11/15/13	8,522,965
6,000		4.25		11/15/14††	5,728,650
13,000		6.50		02/15/10	13,506,805
	Total U.S. Government Agencies & Obligations (Cost $73,527,244)				71,324,126

See Notes to Financial Statements

Morgan Stanley Variable Investments Series - Income Plus

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE	VALUE
		Asset-Backed Securities (3.6%)
		Finance/Rental/Leasing
	$287	CIT Equipment Collateral 2004-EF1 A3	3.50%	09/20/08	$285,833
	795	DaimlerChrysler Auto Trust 2003-B A4	2.86	03/09/09	794,989
	524	Ford Credit Auto Owner Trust 2005-B A3	4.17	01/15/09	523,074
	3,100	Ford Credit Auto Owner Trust - 2007-A A3A	5.40	08/15/11	3,101,451
	2,950	GS Auto LoanTrust - 2007-1 A3	5.39	12/15/11	2,950,301
	1,771	Harley-Davidson Motorcycle Trust 2004-2 A2	3.56	02/15/12	1,745,546
	566	Honda Auto Receivables Owner Trust 2005-2 A3	3.93	01/15/09	563,714
	2,425	TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81	11/17/14	2,376,233
	789	USAA Auto Owner Trust 2005-1 A3	3.90	07/15/09	785,761
	236	Volkswagen Auto Lease Trust 2005-A A3	3.82	05/20/08	236,325
		Total Asset-Backed Securities (Cost $13,450,840)			13,363,227
		Foreign Government Obligations (0.7%)
MXN	18,385	Mexican Fixed Rate Bonds (Series I10) (Mexico)	9.50	12/18/14	1,874,740
	$1,545	Republic of Argentina (Argentina)	5.83	12/31/33	690,229
		Total Foreign Government Obligations (Cost $2,528,007)			2,564,969
		Commercial Mortgage-Backed Securities (1.2%)
	2,100	GS Mortgage Securities Corp II 2007-GG10 A4 (WI)	5.993	08/10/45	2,093,929
	2,200	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LD11 A4 (WI)	6.007	06/15/49	2,187,766
		Total Commercial Morgage-Backed Securities (Cost $4,271,915)			4,281,695
		Short-Term Investments (20.8%)
		Investment Company (a) (0.6%)
	2,290	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $2,289,651)			2,289,651
		U.S. Government Agencies & Obligations (b) (20.2%)
		Federal Home Loan Bank
	18,000		5.16	07/25/07	17,935,500
	18,200		5.145	07/18/07	18,153,181
		Federal Home Loan Mortgage Corp.
	5,765		5.14	07/18/07	5,750,184
	18,000		5.155	08/13/07	17,886,590
	14,500	Federal National Mortgage Assoc.	5.13	07/12/07	14,475,205

See Notes to Financial Statements

Morgan Stanley Variable Investments Series - Income Plus

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	U.S. Treasury Bills**
$30		4.875%	07/12/07	$29,951
70		4.915	07/12/07	698,853
	Total U.S. Government Agencies & Obligations (Cost $74,940,211)			74,929,464
	Total Short-Term Investments (Cost $77,229,862)			77,219,115
	Total Investments (Cost $386,271,293) (c) (d)		103.4%	383,674,608
	Liabilities in Excess of Other Assets		(3.4)	(12,547,025)
	Net Assets		100.0%	$371,127,583

  MTN  Medium Term Note.

  MXN  Mexican New Peso.

  WI  When-Issued Security.

  *  Resale is restricted to qualified institutional investors.

  **  A portion of this security has been physically segregated in connection with open futures contracts in the amount of $705,540.

  †  Floating rate security. Rate shown is the rate in effect at June 30, 2007.

  ††  Security purchased on a forward commitment basis.

  (a)  See Note 4 to financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (b)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

  (c)  Securities have been designated as collateral in a amount equal to $199,822,399 in connection with securities purchased on forward commitment basis, when-issued securities, open futures contracts and open swap contracts.

  (d)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,355 301 and the aggregate gross unrealized depreciation is $4,951,986, resulting in net unrealized depreciation of $2 596,685.

FUTURES CONTRACTS OPEN AT JUNE 30, 2007:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
469	Long	U.S. Treasury Note 5 year, September 2007	$48,812,643	$(424,671)
147	Long	U.S. Treasury Note 2 year, September 2007	29,955,845	1,582
399	Short	U.S. Treasury Note 10 year, September 2007	(42,175,549)	166,541
540	Short	U.S. Treasury Bond 20 year, September 2007	(58,185,000)	764,828
Net Unrealized Appreciation				$(508,280)

See Notes to Financial Statements

Morgan Stanley Variable Investments Series - Income Plus

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

CREDIT DEFAULT SWAP CONTRACTS OPEN AT JUNE 30, 2007:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Capital Markets, L.P. Dow Jones CDX.NA.IG.HVOL.6 Index	Buy	$15,900	0.75%	June 20, 2011	$97,166
Goldman Sachs Capital Markets, L.P. Dow Jones CDX.NA.HVOL Index	Buy	7,850	0.75	December 20, 2011	45,183
Goldman Sachs International Hartford Financial Services Group Inc.	Buy	3,900	0.12	December 20, 2011	0
Goldman Sachs International Motorola, Inc.	Buy	2,640	0.157	December 20, 2011	13,200
Goldman Sachs International Motorola, Inc.	Buy	1,270	0.15	December 20, 2011	6,604
Goldman Sachs International Southwest Airlines Co.	Buy	4,000	0.22	December 20, 2011	21,604
Goldman Sachs International Union Pacific Corporation	Buy	1,950	0.20	December 20, 2011	3,708
Citibank, N.A., New York Tyco International LTD	Buy	2,300	0.43	March 20, 2012	0
Citibank, N.A., New York Tyco International LTD	Buy	1,200	0.43	March 20, 2012	0
Goldman Sachs International Chubb Corp.	Buy	3,900	0.10	March 20, 2012	4,294
Goldman Sachs International Dell Inc.	Buy	1,960	0.22	March 20, 2012	(1,370)
Goldman Sachs International GAP Inc.	Buy	2,360	1.19	March 20, 2012	(25,014)
Goldman Sachs International SLM Corp.	Sell	3,860	0.737	June 20, 2012	(284,100)
JPMorgan Chase Bank, N.A. Belo Corp.	Buy	655	1.18	June 20, 2014	5,175
JPMorgan Chase Bank, N.A. Belo Corp.	Buy	1,900	1.30	June 20, 2014	2,282
Goldman Sachs International Residential Capital LLC	Sell	3,950	2.00	March 20, 2017	(148,524)
Net Unrealized Depreciation					$(259,792)

See Notes to Financial Statements

Morgan Stanley Variable Investments Series - Income Plus

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

INTEREST RATE SWAP CONTRACTS OPEN AT JUNE 30, 2007:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000's)	PAYMENTS RECEIVED BY PORTFOLIO	PAYMENTS MADE BY PORTFOLIO	TERMINATION DATE	UNREALIZED DEPRECIATION
Deutsche Bank (TD)	$75,550	Fixed Rate 5.389%	Floating Rate 5.36%	May 25, 2017	$(1,593,350)
Deutsche Bank (TD)	11,600	Fixed Rate 5.429	Floating Rate 5.36	May 29, 2017	(210,308)
JPMorgan Chase Bank N.A. New York	11,600	Fixed Rate 5.448	Floating Rate 5.36	May 29, 2017	(193,256)
JPMorgan Chase Bank N.A. New York	40,200	Fixed Rate 5.454	Floating Rate 5.36	June 4, 2017	(657,270)
Total Unrealized Depreciation					$(2,654,184)

LONG-TERM CREDIT ANALYSIS
AAA	41.2%
AA	8.0
A	16.6
BBB	29.6
BB	3.0
B	1.6
	100	%*

*  Does not include open long futures contracts with an underlying face amount of $78,768,488 with unrealized depreciation of $423,179 open short futures contracts with underlying face amount of $100,360,549 with unrealized appreciation of $931,369 and open swap contracts with unrealized depreciation of $2,913,976.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  June 30, 2007 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Corporate Bonds (94.1%)
	Advertising/Marketing Services (2.0.%)
$445	Idearc Inc.	8.00%		11/15/16	$451,675
220	Interpublic Group of Companies, Inc. (The)	6.25		11/15/14	202,950
380	Valassis Communications Inc. - 144A* (a)	8.25		03/01/15	372,400
					1,027,025
	Aerospace & Defense (1.3%)
650	K&F Acquisition Inc.	7.75		11/15/14	692,250
	Aluminum (1.3%)
665	Novelis, Inc. - (Canada)	7.25		02/15/15	685,781
	Apparel/Footwear (1.2%)
225	Oxford Industries, Inc.	8.875		06/01/11	233,437
405	Phillips-Van Heusen Corp.	7.25		02/15/11	413,100
					646,537
	Apparel/Footwear Retail (0.7%)
330	Brown Shoe Co., Inc.	8.75		05/01/12	346,500
	Auto Parts: O.E.M. (0.7%)
390	ArvinMeritor, Inc. (a)	8.75		03/01/12	395,850
	Beverages: Alcoholic (0.1%)
60	Constellation Brands Inc - 144A*	7.25		05/15/17	58,800
	Broadcasting (1.2%)
375	LIN Television Corp.	6.50		05/15/13	368,438
255	Univision Communications Inc - 144A* (a)	9.75		03/15/15	253,087
					621,525
	Building Products (1.8%)
275	Interface Inc.	9.50		02/01/14	297,688
145	Interface Inc.	10.375		02/01/10	156,600
505	Nortek Inc.	8.50		09/01/14	483,537
					937,825
	Cable/Satellite TV (3.5%)
565	Cablevision Systems Corp. (Series B)	9.82	**	04/01/09	593,250
182	CCH I LLC/CCH I CAP Co.	11.00		10/01/15	190,872
100	EchoStar DBS Corp.	6.375		10/01/11	98,250
350	Echostar DBS Corp.	6.625		10/01/14	335,125
85	Intelsat Bermuda Ltd. (Bermuda)	8.871	**	01/15/15	87,231
45	Intelsat Sub holdings Co. Ltd. (Bermuda)	8.25		01/15/13	45,900
440	Intelsat Sub holdings Co. Ltd. (Bermuda)	8.625		01/15/15	453,200
65	NTL Cable PLC (United Kingdom) (a)	8.75		04/15/14	67,275
					1,871,103

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Casino/Gaming (5.2%)
$4,485	Aladdin Gaming Holdings/Capital Corp. LLC (Series B) (b) (c) (f)	13.50%		03/01/10	$0
680	Isle of Capri Casinos	7.00		03/01/14	646,850
555	Las Vegas Sands Corp. (a)	6.375		02/15/15	530,719
845	MGM Mirage Inc.	6.00		10/01/09	841,831
7,210	Resort At Summerlin LP/Ras Co. (Series B) (b) (c) (f)	13.00		12/15/07	0
700	Station Casinos, Inc.	6.00		04/01/12	661,500
85	Station Casinos, Inc.	7.75		08/15/16	84,575
					2,765,475
	Chemicals: Agricultural (0.5%)
295	Terra Capital Inc.	7.00		02/01/17	286,150
	Chemicals: Major Diversified (0.5%)
290	Westlake Chemical Corp.	6.625		01/15/16	276,225
	Chemicals: Specialty (2.1%)
245	Equistar Chemical Funding	10.125		09/01/08	256,025
160	Innophos Holdings Inc - 144A*	9.50		04/15/12	163,200
270	Innophos, Inc. (a)	8.875		08/15/14	280,800
250	Koppers Holdings, Inc.	9.875	†	11/15/14	215,000
175	Koppers Industry Inc.	9.875		10/15/13	187,688
					1,102,713
	Coal (1.4%)
140	Foundation PA Coal Co.	7.25		08/01/14	139,475
635	Massey Energy Co.	6.875		12/15/13	584,994
					724,469
	Containers/Packaging (5.0%)
560	Berry Plastics Holding Corp.	8.875		09/15/14	569,800
260	Berry Plastics Holding Corp. - 144A* (a)	10.25		03/01/16	261,300
155	Graham Packaging Company Inc.	8.50		10/15/12	156,744
415	Graham Packaging Company Inc. (a)	9.875		10/15/14	421,744
430	Graphic Packaging International Corp.	9.50		08/15/13	448,812
400	Owens-Brockway Glass Containers Corp.	8.75		11/15/12	419,000
60	Owens-Illinois, Inc.	7.35		05/15/08	60,450
285	Owens-Illinois, Inc. (a)	7.50		05/15/10	288,919
					2,626,769
	Data Processing Services (0.7%)
345	Sungard Data Systems Inc.	9.125		08/15/13	354,919
	Drugstore Chains (0.4%)
210	Rite Aid Corp.	8.125		05/01/10	213,412

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electric Utilities (4.3%)
$370	AES Corp. (The)	7.75%	03/01/14	$372,775
42	AES Corp. (The)	8.875	02/15/11	44,467
54	AES Corp. (The)	9.375	09/15/10	57,713
150	AES Corp. (The) - 144A*	9.00	05/15/15	159,562
595	CMS Energy Corp. (a)	7.50	01/15/09	613,124
275	IPALCO Enterprises, Inc.	8.375	11/14/08	281,875
115	IPALCO Enterprises, Inc.	8.625	11/14/11	123,625
200	Nevada Power Co.	8.25	06/01/11	217,411
303	PSEG Energy Holdings Inc.	8.625	02/15/08	308,512
90	Reliant Energy Inc.	7.875	06/15/17	87,975
				2,267,039
	Electrical Products (1.0%)
540	Ormat Funding Corp.	8.25	12/30/20	553,148
	Environmental Services (1.2%)
280	Allied Waste North America, Inc.	5.75	02/15/11	267,750
355	Allied Waste North America, Inc.	7.875	04/15/13	360,769
9	Allied Waste North America, Inc.	9.25	09/01/12	9,461
				637,980
	Finance/Rental/Leasing (3.5%)
75	Capmark Financial Group - 144A*	5.875	05/10/12	74,094
35	Capmark Financial Group - 144A* (a)	6.30	05/10/17	34,504
455	Ford Motor Credit	7.00	10/01/13	422,073
415	Ford Motor Credit Co.	7.25	10/25/11	399,770
380	Ford Motor Credit Corp.	5.80	01/12/09	372,096
325	Residential Capital Corp.	6.375	06/30/10	321,019
225	Residential Capital LLC	6.50	04/17/13	217,737
				1,841,293
	Financial Conglomerates (2.0%)
460	General Motors Acceptance Corp.	4.375	12/10/07	456,731
600	General Motors Acceptance Corp.	6.875	09/15/11	590,722
				1,047,453
	Food Retail (1.1%)
179	CA FM Lease Trust - 144A*	8.50	07/15/17	190,446
125	Delhaize America, Inc.	9.00	04/15/31	151,643
210	Supervalu Inc.	7.50	05/15/12	219,836
				561,925
	Food: Meat/Fish/Dairy (4.0%)
290	Michael Foods Inc. (Series B)	8.00	11/15/13	294,350
440	Pilgrim's Pride Corp.	7.625	05/01/15	441,100

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
	$710	Pilgrim's Pride Corp.	9.625%		09/15/11	$738,400
	75	Smithfield Foods Inc.	7.75		05/15/13	76,500
	535	Smithfield Foods Inc. (Series B)	8.00		10/15/09	553,725
						2,104,075
		Forest Products (0.9%)
	220	Crown Americas, Inc.	7.625		11/15/13	223,300
EUR	200	Crown Euro Holdings SA (France)	6.25		09/01/11	277,697
						500,997
		Gas Distributors (0.5%)
	$285	DYNEGY Holdings Inc. - 144A*	7.75		06/01/19	266,475
		Home Furnishings (0.7%)
	355	Jarden Corp.	7.50		05/01/17	352,338
		Hospital/Nursing Management (4.1%)
	515	Community Health System Inc.	6.50		12/15/12	537,515
	150	Community Health Systems - 144A*	8.875		07/15/15	152,813
	385	HCA, Inc	6.25		02/15/13	348,425
	255	HCA, Inc.	5.75		03/15/14	216,431
	150	HCA, Inc. (a)	6.50		02/15/16	127,688
	200	HCA, Inc.	8.70		02/10/10	209,650
	90	HCA, Inc.	8.75		09/01/10	94,163
	210	Sun Healthcare Group Inc - 144A*	9.125		04/15/15	219,450
	165	Tenet Healthcare Corp.	7.375		02/01/13	149,944
	130	Tenet Healthcare Corp. (a)	9.875		07/01/14	129,350
						2,185,429
		Industrial Machinery (0.2%)
	100	Goodman Global Holding Company, Inc. (Series B)	8.36	**	06/15/12	101,000
		Industrial Specialties (1.6%)
	560	Johnsondiversey, Inc.	9.625		05/15/12	587,300
	226	UCAR Finance, Inc.	10.25		02/15/12	237,865
						825,165
		Integrated Oil (0.2%)
	90	Cimarex Energy Co	7.125		05/01/17	88,200
		Media Conglomerates (1.1%)
	581	Canwest Media Inc. (Canada)	8.00		09/15/12	579,548
		Medical Specialties (1.3%)
	655	Fisher Scientific International, Inc.	6.125		07/01/15	644,152
	65	Invacare Corp. - 144A*	9.75		02/15/15	65,813
						709,965

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Medical/Nursing Services (3.0%)
$330	DaVita Inc.	6.625%	03/15/13	$323,812
370	FMC Finance III SA 144A*	6.875	07/15/17	364,450
755	Fresenius Medical Care Capital Trust	7.875	06/15/11	785,200
95	Fresenius Medical Care Capital Trust II	7.875	02/01/08	95,713
				1,569,175
	Metal Fabrications (0.8%)
460	Hexcell Corp. (a)	6.75	02/01/15	448,500
	Miscellaneous Commercial Services (1.1%)
585	Iron Mountain Inc.	8.625	04/01/13	589,388
	Miscellaneous Manufacturing (0.5%)
320	Propex Fabrics Inc.	10.00	12/01/12	288,000
	Motor Vehicles (0.7%)
175	General Motors Corp. (a)	7.125	07/15/13	164,719
215	General Motors Corp. (a)	8.375	07/15/33	197,263
				361,982
	Oil & Gas Pipelines (3.3%)
550	Colorado Interstate Gas Co.	6.80	11/15/15	568,378
375	Pacific Energy Partners/Finance	7.125	06/15/14	388,384
735	Williams Companies, Inc. (The)	7.875	09/01/21	793,800
				1,750,562
	Oil & Gas Production (5.9%)
70	Chaparral Energy Inc. - 144A*	8.875	02/01/17	69,475
485	Chaparral Energy, Inc.	8.50	12/01/15	476,513
565	Chesapeake Energy Corp.	7.50	09/15/13	577,713
28	Chesapeake Energy Corp. (a)	7.75	01/15/15	28,630
60	Chesepeaks Energy Corp.	7.625	07/15/13	61,800
620	Hilcorp Energy/Finance - 144A*	7.75	11/01/15	604,500
345	Husky Oil Ltd. (Canada)	8.90	08/15/28	357,377
250	Opti Canada Inc. - 144A* (Canada)	8.25	12/15/14	255,000
410	Pogo Producing Co.	6.875	10/01/17	408,975
265	Sandridge Energy	8.625	04/01/15	271,625
				3,111,608
	Oilfield Services/Equipment (1.7%)
205	CIE Gener de Geophysique S.A. (France)	7.50	05/15/15	206,025
135	Hanover Compressor Co.	8.625	12/15/10	139,894
185	Hanover Compressor Co.	9.00	06/01/14	196,562
128	Hanover Equipment Trust 2001 A (Series A)	8.50	09/01/08	128,000
210	Hanover Equipment Trust 2001 B (Series B)	8.75	09/01/11	216,825
				887,306

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Other Transportation (1.2%)
$650	CHC Helicopter Corp. (Canada)	7.375%	05/01/14	$622,375
	Pharmaceuticals: Major (0.5%)
260	Warner Chilcott Corp.	8.75	02/01/15	268,450
	Precious Metals (0.5%)
240	Freeport-Mcmoran C & G	8.375	04/01/17	256,800
	Publishing: Books/Magazines (1.5%)
206	Dex Media East/Finance	12.125	11/15/12	222,222
327	Dex Media West/Finance	9.875	08/15/13	351,525
215	PGS Solutions Inc. - 144A*	9.625	02/15/15	218,472
				792,219
	Pulp & Paper (0.8%)
340	Georgia Pacific Corp. - 144A*	7.125	01/15/17	328,100
110	Glatfelter P.H.	7.125	05/01/16	111,375
				439,475
	Real Estate Development (0.3%)
140	Realogy Corp. - 144A* (a)	10.50	04/15/14	133,700
	Real Estate Investment Trusts (1.4%)
390	Host Marriott LP	6.375	03/15/15	376,350
335	Host Marriott LP	7.125	11/01/13	336,256
				712,606
	Restaurants (0.5%)
75	Aramark Corp. - 144A*	8.50	02/01/15	76,687
25	Aramark Corp. - 144A*	8.86	02/01/15	25,500
165	Aramark Services Inc.	5.00	06/01/12	146,025
				248,212
	Semiconductors (0.7%)
365	Freescale Semiconductor - 144A*	8.875	12/15/14	350,400
	Services to the Health Industry (1.3%)
270	National Mentor Holdings Inc.	11.25	07/01/14	292,950
70	Omnicare Inc.	6.875	12/15/15	66,850
345	Omnicare Inc.	6.75	12/15/13	331,200
				691,000
	Specialty Stores (3.0%)
150	Asbury Automotive Group - 144A*	7.625	03/15/17	148,500
580	Petro Stopping Centers LP/Petro Financial Corp.	9.00	02/15/12	613,350
520	Sonic Automotive, Inc.	8.625	08/15/13	538,200
280	United Auto Group	7.75	12/15/16	280,000
				1,580,050

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Specialty Telecommunications (2.5%)
	$320	American Tower Corp.	7.125%		10/15/12	$328,800
	310	American Tower Corp.	7.50		05/01/12	320,075
	125	Citizens Communications	6.25		01/15/13	120,469
	98	Panamsat Corp.	9.00		08/15/14	102,655
	296	Qwest Communications International	8.86	**	02/15/09	300,440
	125	Winstream Corp.	8.125		08/01/13	131,250
						1,303,689
		Telecommunications (1.5%)
	357	Axtel SA (Mexico)	11.00		12/15/13	394,485
	615	Exodus Communications, Inc. (b) (c) (f)	11.625		07/15/10	0
	135	Nordic Tel Company - 144A* (Denmark)	8.875		05/01/16	143,775
	4,679	Rhythms Netconnections, Inc. (b) (c) (f)	12.75		04/15/09	0
EUR	110	TDC AS (Denmark)	6.50		04/19/12	152,845
	$100	U.S. West Communications Corp. (a)	5.625		11/15/08	100,125
						791,230
		Tobacco (0.6%)
	295	RJ Reynolds Tobacco Holdings	6.50		07/15/10	301,367
		Trucks/Construction/Farm Machinery (0.7%)
	347	Manitowoc Inc. (The)	10.50		08/01/12	366,085
		Water Utilities (1.3%)
	275	Nalco Co.	7.75		11/15/11	278,438
	385	Nalco Co.	8.875		11/15/13	401,362
						679,800
		Wholesale Distributors (0.9%)
	440	RBS Global & Rexnold Corp.	9.50		08/01/14	453,200
		Wireless Telecommunications (0.6%)
	300	Wind Acquisition Finance SA - 144A* (Luxembourg)	10.75		12/01/15	345,750
		Total Corporate Bonds (Cost $65,244,286)				49,598,287

NUMBER OF SHARES
	Common Stocks (0.7%)
	Casino/Gaming (0.0%)
2,000	Fitzgeralds Gaming Corp. +(e)(f)	0
	Food: Specialty/Candy (d)(e)(f) (0.0%)
436	SFAC New Holdings Inc.	0
2,375	SFAC New Holdings Inc. ++	0
		0

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Restaurants (e)(f) (0.1%)
7,750	American Restaurant Group Holdings, Inc. - 144A*	$0
37,167	American Restaurant Group Holdings, Inc. (d)	0
4,366	American Restaurant Group Holdings, Inc. (d)	0
3,374	American Restaurant Group Holdings, Inc. (d)	26,992
92,158	Catalina Restaurant Group (escrow) (d)	922
		27,914
	Specialty Telecommunications (d)(e) (0.0%)
12,688	Birch Telecom Inc. +++(f)	127
131,683	PFB Telecom NV (Series B) (f)	0
565	XO Holdings, Inc.	2,520
		2,647
	Telecommunications (0.0%)
2,251	Viatel Holdings Bermuda Ltd. (Bermuda) (d)(e)	25
	Textiles (0.0%)
298,461	U.S. Leather, Inc. (d)(e)(f)	0
	Wireless Telecommunications (d) (0.6%)
4,000	NII Holdings Inc. (a)(e)	322,960
521	USA Mobility, Inc.	13,942
38,444	Vast Solutions, Inc. (Class B1) (e)(f)	0
38,444	Vast Solutions, Inc. (Class B2) (e)(f)	0
38,444	Vast Solutions, Inc. (Class B3) (e)(f)	0
		336,902
	Total Common Stocks (Cost $43,109,835)	367,488

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE
		Convertible Bond (0.7%)
		Telecommunication Equipment (0.7%)
	$370	Nortel Networks Corp. (Canada) (Cost $364,438)	4.25%	09/01/08	366,763
		U.S. Government & Agencies Obligations (0.5%)
MXN	2,360	Mexican Fixed Rate Bonds (Series M20) (Mexico) (Cost $240,273)	9.50	12/18/14	240,652

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		EXPIRATION DATE	VALUE
	Warrants (e) (0.0%)
	Casino/Gaming (f) (0.0%)
83,500	Aladdin Gaming Enterprises, Inc. - 144A*	03/01/10	$0
6,000	Resort At Summerlin LP - 144A*	12/15/07	0
			0
	Personnel Services (0.0%)
42,250	Comforce Corp. - 144A* (f)	12/01/09	0
	Restaurants (0.0%)
1,500	American Restaurant Group Holdings, Inc. - 144A* (f)	08/15/08	0
	Specialty Telecommunications (d) (0.0%)
1,132	XO Holdings, Inc. (Series A)	01/16/10	838
849	XO Holdings, Inc. (Series B)	01/16/10	331
849	XO Holdings, Inc. (Series C)	01/16/10	136
			1,305
	Total Warrants (Cost $128,479)		1,305

PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (11.7%)
	Investment Company (g) (2.6%)
$1,378	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (cost $1,378,127)		1,378,127
	Security Purchased from Security Lending Collateral (9.1%)
4,822	The Bank of New York Institutional Cash Reserve Fund (Cost $4,821,713)		4,821,713
	Total Short-Term Investments (Cost $6,199,840)		6,199,840
	Total Investments (Cost $115,287,151) (h)	107.7%	56,774,335
	Liabilities in Excess of Other Assets	(7.7)	(4,048,399)
	Net Assets	100.0%	$52,725,936

  *  Resale is restricted to qualified institutional investors.

  **  Floating rate security. Rate shown is the rate in effect at June 30, 2007.

  +  Resale is restricted, acquired (12/22/98) at a cost basis of $9,020.

  ++  Resale is restricted, acquired (06/10/99) at a cost basis of $24.

+++  Resale is restricted, acquired (between 03/06/98 and 08/25/98) at a cost basic of $6,473,685.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - High Yield

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

  †  Currently a zero coupon bond and is scheduled to pay interest at the rate shown at a future specified date.

(a)  As of June 30, 2007 all or a portion of this security were on loan.

(b)  Issuer in bankruptcy.

(c)  Non-income producing security, bond in default.

(d)  Acquired through exchange offer.

(e)  Non-income producing securities.

(f)  Securities with total market value equal to $28,041 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(g)  See Note 4 to the financial statements regarding Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

(h)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $894,132 and the aggregate gross unrealized depreciation is $59,406,948, resulting in net unrealized depreciation of $58,512,816.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2007

CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED APPRECIATION
EUR	333,000	$454,262	07/31/07	$3,114

Currency Abbreviations:

EUR  Euro.

MXN  Mexican New Peso.

CREDIT DEFAULT SWAP CONTRACTS OPEN AT JUNE 30, 2007

SWAP COUNTERPARTY AND REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION
JPMorgan Chase & Co. Belo Corp.	Buy	$100,000	1.18%	June 20, 2014	$790
JPMorgan Chase & Co. Belo Corp.	Buy	280,000	1.30	June 20, 2014	336
Total Unrealized Appreciation					$1,126

LONG-TERM CREDIT ANALYSIS

A	2.2%
BBB	3.7
BB	24.6
B	48.1
CCC	19.3
NR	2.1
	100.0	%*

*  Does not include open forward foreign currency contract with unrealized appreciation of $3,114 and open swap contracts with an underlying face amount of $380,000 with net unrealized appreciation of $1,126.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Utilities

Portfolio of Investments  ■  June 30, 2007 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.4%)
	Electric Utilities (62.1%)
210,000	AES Corp. (The)*	$4,594,800
81,000	Allegheny Energy, Inc.*	4,190,940
45,000	Ameren Corp. (a)	2,205,450
95,000	American Electric Power Co., Inc.	4,278,800
34,000	Cleco Corp. (a)	833,000
51,000	Consolidated Edison, Inc. (a)	2,301,120
50,000	Constellation Energy Group Inc.	4,358,500
30,000	Covanta Holding Corp.* (a)	739,500
57,000	Dominion Resources, Inc.(a)	4,919,670
71,000	DPL, Inc. (a)	2,012,140
35,000	DTE Energy Co.	1,687,700
161,432	Duke Energy Corp. (a)	2,954,206
98,000	Edison International	5,499,760
49,000	Entergy Corp.	5,260,150
83,000	Exelon Corp.	6,025,800
81,000	FirstEnergy Corp. (a)	5,243,130
94,000	FPL Group, Inc. (a)	5,333,560
58,000	Mirant Corp.*	2,473,700
134,000	NRG Energy, Inc.* (a)	5,570,380
66,000	NSTAR	2,141,700
106,000	PG&E Corp.	4,801,800
32,000	Pinnacle West Capital Corp. (a)	1,275,200
63,000	PNM Resources Inc. (a)	1,750,770
128,000	PPL Corp.	5,989,120
65,000	Public Service Enterprise Group Inc.	5,705,700
70,000	Reliant Energy Inc.* (a)	1,886,500
84,000	SCANA Corp.	3,216,360
108,000	Southern Co. (a)	3,703,320
75,000	TXU Corp.	5,047,500
73,000	Wisconsin Energy Corp.	3,228,790
		109,229,066
	Energy (17.3%)
92,000	AGL Resources Inc.	3,724,160
120,861	Dynegy, Inc. (Class A)* (a)	1,140,928
65,000	Equitable Resources, Inc. (a)	3,221,400
115,000	MDU Resources Group, Inc.	3,224,600

NUMBER OF SHARES		VALUE
47,000	New Jersey Resources Corp.	$2,397,940
19,000	Peabody Energy Corp. (a)	919,220
74,000	Questar Corp. (a)	3,910,900
89,000	Sempra Energy	5,271,470
80,216	Spectra Energy Corp.	2,082,407
142,000	Williams Companies, Inc. (The)	4,490,040
		30,383,065
	Telecommunications (18.0%)
50,932	ALLTEL Corp.	3,440,457
40,000	America Movil SAB de C.V. (Series L) (ADR) (Mexico) (a)	2,477,200
156,221	AT&T Inc.	6,483,172
44,000	Citizens Communications Co.	671,880
76,000	Crown Castle International Corp.* (a)	2,756,520
8,000	NII Holdings Inc.* (a)	645,920
85,000	Qwest Communications International Inc.* (a)	824,500
70,000	Rogers Communications, Inc. (Class B) (Canada)	2,974,300
37,860	Telefonica S.A. (ADR) (Spain)	2,527,534
81,000	Telefonos de Mexico SAB de CV (Series L) (ADR) (Mexico) (a)	3,069,090
97,120	Verizon Communications, Inc.	3,998,430
120,965	Windstream Corp.	1,785,443
		31,654,446
	Total Common Stocks (Cost $84,702,885)	171,266,577
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (29.1%)
	Investment Company (b) (2.5%)
$4,306	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $4,306,267)	4,306,267

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Utilities

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Security Purchased from Securities Lending Collateral (26.6%)
$46,808	The Bank of New York Institutional Cash Reserve Fund (Cost $46,807,923)	$46,807,923
	Total Short-Term Investments (Cost $51,114,190)	51,114,190
Total Investments (Cost $135,817,075) (c )	126.5%	222,380,767
Liabilities in Excess of Other Assets	(26.5)	(46,557,604)
Net Assets	100.0%	$175,823,163

ADR  American Depositary Receipt.

*  Non-income producing security.

(a)  All or a portion of this security was on loan as of June 30, 2007.

(b)  See Note 4 to financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

(c)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $86,721,637 and the aggregate gross unrealized depreciation is $157,945, resulting in net unrealized appreciation of $86,563,692.

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Electric Utilities	$109,229,066	49.1%
Security Purchased from Securities Lending Collateral	46,807,923	21.0
Telecommunications	31,654,446	14.3
Energy	30,383,065	13.7
Investment Company	4,306,267	1.9
	$222,380,767	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  June 30, 2007 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (61.4%)
	Aerospace & Defense (0.7%)
10,210	Raytheon Co.	$550,217
	Beverages: Non-Alcoholic (1.1%)
15,690	Coca-Cola Co. (The)	820,744
	Cable/Satellite TV (0.9%)
24,358	Comcast Corp. (Class A)*	684,947
	Chemicals: Major Diversified (2.6%)
20,760	Bayer AG (ADR) (Germany)	1,563,228
7,860	E.I. du Pont de Nemours & Co.	399,602
		1,962,830
	Computer Communications (0.3%)
9,500	Cisco Systems, Inc.*	264,575
	Computer Processing Hardware (0.2%)
3,951	Hewlett-Packard Co.	176,294
	Discount Stores (1.4%)
22,130	Wal-Mart Stores, Inc.	1,064,674
	Drugstore Chains (0.1%)
16,000	Rite Aid Corp.*	102,080
	Electric Utilities (2.9%)
16,380	American Electric Power Co., Inc.	737,755
8,353	Entergy Corp.	896,695
8,630	FirstEnergy Corp.	558,620
		2,193,070
	Finance/Rental/Leasing (1.2%)
15,240	Freddie Mac	925,068
	Financial Conglomerates (3.9%)
26,320	Citigroup, Inc.	1,349,953
32,038	JPMorgan Chase & Co.	1,552,241
		2,902,194
	Food: Major Diversified (2.0%)
9,020	ConAgra Foods Inc.	242,277
15,638	Kraft Foods Inc. (Class A)	551,239
22,500	Unilever N.V. (NY Registered Shares) (Netherlands)	697,950
		1,491,466
	Food: Specialty/Candy (0.8%)
11,770	Cadbury Schweppes PLC (ADR) (United Kingdom)	639,111
	Home Improvement Chains (0.7%)
12,500	Home Depot, Inc. (The)	491,875

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Household/Personal Care (1.3%)
6,050	Estee Lauder Companies, Inc. (The) (Class A)	$275,335
3,220	Kimberly-Clark Corp.	215,386
7,510	Procter & Gamble Co. (The)	459,537
		950,258
	Industrial Conglomerates (4.1%)
30,430	General Electric Co.	1,164,860
6,730	Siemens AG (ADR) (Germany)	962,794
26,760	Tyco International Ltd. (Bermuda)	904,220
		3,031,874
	Insurance Brokers/Services (1.4%)
33,750	Marsh & McLennan Companies, Inc.	1,042,200
	Integrated Oil (3.0%)
11,258	ConocoPhillips	883,753
5,780	Exxon Mobil Corp.	484,826
10,290	Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)	835,548
		2,204,127
	Internet Retail (0.6%)
6,860	Amazon.com, Inc.*	469,293
	Internet Software/Services (0.8%)
21,664	Yahoo! Inc.*	587,744
	Investment Banks/Brokers (2.1%)
34,490	Charles Schwab Corp. (The)	707,735
9,880	Merrill Lynch & Co., Inc.	825,770
		1,533,505
	Life/Health Insurance (0.3%)
10,830	Aegon N.V. (NY Registered Shares) (Netherlands)	212,810
	Major Banks (1.3%)
10,495	Bank of America Corp.	513,101
5,920	PNC Financial Services Group, Inc.	423,754
		936,855
	Major Telecommunications (3.2%)
4,366	Embarq Corp.	276,673
12,640	France Telecom S.A. (ADR) (France)	347,347
32,387	Sprint Nextel Corp.	670,735
27,184	Verizon Communications, Inc.	1,119,165
		2,413,920
	Managed Health Care (0.6%)
8,020	CIGNA Corp.	418,804

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Media Conglomerates (2.9%)
57,400	Time Warner, Inc.	$1,207,696
21,980	Viacom Inc. (Class B)*	915,027
		2,122,723
	Medical Specialties (0.7%)
5,920	Applera Corp. - Applied Biosystems Group	180,797
21,870	Boston Scientific Corp.*	335,486
		516,283
	Motor Vehicles (0.4%)
9,050	Honda Motor Co., Ltd. (ADR) (Japan)	328,425
	Multi-Line Insurance (0.6%)
4,860	Hartford Financial Services Group, Inc. (The)	478,759
	Oil & Gas Pipelines (0.3%)
7,870	Williams Companies, Inc. (The)	248,849
	Oil & Gas Production (1.0%)
2,550	Devon Energy Corp.	199,639
9,070	Occidental Petroleum Corp.	524,972
		724,611
	Oil Refining/Marketing (0.5%)
5,660	Marathon Oil Corp.	339,374
	Oilfield Services/Equipment (0.9%)
7,510	Schlumberger Ltd. (Netherlands Antilles)	637,899
	Packaged Software (0.9%)
31,300	Symantec Corp.*	632,260
	Pharmaceuticals: Major (8.9%)
19,810	Abbott Laboratories	1,060,825
32,130	Bristol-Myers Squibb Co.	1,014,023
16,940	Eli Lilly & Co.	946,607
5,530	GlaxoSmithKline PLC (ADR) (United Kingdom)	289,606
15,570	Pfizer, Inc.	398,125
6,330	Roche Holdings AG (ADR) (Switzerland)	562,579
3,890	Sanofi-Aventis (ADR) (France)	156,650
44,820	Schering-Plough Corp.	1,364,321
14,090	Wyeth	807,921
		6,600,657
	Precious Metals (0.6%)
11,660	Newmont Mining Corp.	455,440

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Property - Casualty Insurers (2.6%)
12,360	Chubb Corp. (The)	$669,170
15,273	Travelers Companies, Inc. (The)	817,105
5,520	XL Capital Ltd. (Class A) (Cayman Islands)	465,281
		1,951,556
	Regional Banks (0.5%)
9,620	Fifth Third Bancorp	382,587
	Restaurants (0.4%)
5,530	McDonald's Corp.	280,703
	Semiconductors (0.9%)
14,599	Intel Corp.	346,872
22,920	Micron Technology, Inc.*	287,188
		634,060
	Specialty Stores (0.3%)
6,892	Office Depot, Inc.*	208,828
	Telecommunication Equipment (0.7%)
36,540	Alcatel-Lucent (ADR) (France)	511,560
	Tobacco (0.8%)
8,120	Altria Group, Inc.	569,537
	Total Common Stocks (Cost $36,223,732)	45,694,646

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Convertible Bonds (12.9%)
	Electric Utilities (0.8%)
$173	PG&E Corp.	9.50%	06/30/10	567,007
	Electronic Components (1.3%)
1,000	Solectron Corp. (Series B)	.50	02/15/34	958,750
	Electronic Production Equipment (1.5%)
1,100	Veeco Instruments, Inc.	4.125	12/21/08	1,095,875
	Hotels/Resorts/Cruiselines (2.0%)
1,000	Hilton Hotels Corp. - 144A**	3.375	04/15/23	1,511,250
	Household/Personal Care (2.2%)
1,000	Church & Dwight Co., Inc. - 144A**	5.25	08/15/33	1,607,500
	Internet Retail (1.2%)
901	Amazon.com, Inc.	4.75	02/01/09	922,399

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Media Conglomerates (1.7%)
$1,080	Walt Disney Co. (The)	2.125%	04/15/23	$1,298,700
	Semiconductors (2.2%)
1,450	Intel Corp. - 144A**	2.95	12/15/35	1,390,188
282	Skyworks Solutions, Inc.	4.75	11/15/07	283,410
				1,673,598
	Total Convertible Bonds (Cost $8,143,732)			9,635,079
	Corporate Bonds (11.8%)
	Agricultural Commodities/Milling (2.0%)
1,460	Corn Products International Inc.	8.25	07/15/07	1,460,945
	Broadcasting (1.6%)
1,200	Clear Channel Communications, Inc.	8.00	11/01/08	1,231,218
	Building Products (1.7%)
1,200	American Standard, Inc.	8.25	06/01/09	1,253,987
	Home Building (1.6%)
1,200	Toll Corp.	8.25	02/01/11	1,227,000
	Hotels/Resorts/Cruiselines (2.8%)
2,000	Starwood Hotels & Resorts Worldwide, Inc.	7.875	05/01/12	2,084,768
	Industrial Specialties (2.1%)
1,500	Buckeye Technologies Inc.	8.50	10/01/13	1,541,250
	Total Corporate Bonds (Cost $8,824,092)			8,799,168

NUMBER OF SHARES
	Convertible Preferred Stocks (8.8%)
	Drugstore Chains (1.8%)
40,000	Rite Aid Corp. $1.3752	1,310,000
	Financial Conglomerates (1.1%)
27,000	Citigroup Funding Inc. (Series GNW) $1.7006	850,500
	Investment Banks/Brokers (1.4%)
38,000	Lehman Brothers Holdings Inc. (Series GIS) $1.5625	1,028,280
	Life/Health Insurance (1.9%)
44,000	MetLife, Inc. $1.5938 (Note 4)	1,423,840
	Pharmaceuticals: Major (0.6%)
6,200	Schering-Plough Corp. $3.00	426,560

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Real Estate Investment Trusts (0.6%)
9,000	Equity Residential Properties Trust (Series E) $1.75	$458,640
	Telecommunication Equipment (1.4%)
1,000	Lucent Technologies Capital Trust I $77.50	1,029,910
	Total Convertible Preferred Stocks (Cost $5,820,340)	6,527,730
	Investment Trusts/Mutual Funds (0.5%)
23,610	iShares MSCI Japan Index Fund (Cost $345,516)	342,581

PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investment (a) (4.7%)
	Investment Company
$3,475	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $3,474,696)		3,474,696
	Total Investments (Cost $62,832,108) (b)	100.1%	74,473,900
	Liabilities In Excess of Other Assets	(0.1)	(96,203)
	Net Assets	100.0%	$74,377,697

ADR  American Depositary Receipt.

*  Non-income producing security.

**  Resale is restricted to qualified institutional investors.

(a)  See Note 4 to the financial statements regarding Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

(b)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $12,351,693 and the aggregate gross unrealized depreciation is $709,901, resulting in net unrealized appreciation of $11,641,792.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Builder

Summary of Investments  ■  June 30, 2007 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals: Major	$7,027,217	9.4%
Financial Conglomerates	3,752,694	5.0
Hotels/Resorts/Cruiselines	3,596,018	4.8
Investment Company	3,474,696	4.7
Media Conglomerates	3,421,423	4.6
Industrial Conglomerates	3,031,874	4.1
Electric Utilities	2,760,077	3.7
Investment Banks/Brokers	2,561,785	3.4
Household/Personal Care	2,557,758	3.4
Major Telecommunications	2,413,920	3.2
Semiconductors	2,307,658	3.1
Integrated Oil	2,204,127	3.0
Chemicals: Major Diversified	1,962,830	2.6
Property - Casualty Insurers	1,951,556	2.6
Life/Health Insurance	1,636,650	2.2
Telecommunication Equipment	1,541,470	2.1
Industrial Specialties	1,541,250	2.1
Food: Major Diversified	1,491,466	2.0
Agricultural Commodities/ Milling	1,460,945	2.0
Drugstore Chains	1,412,080	1.9
Internet Retail	1,391,692	1.9
Building Products	1,253,987	1.7
Broadcasting	1,231,218	1.7
Home Building	1,227,000	1.6
Electronic Production Equipment	1,095,875	1.5
Discount Stores	1,064,674	1.4
Insurance Brokers/ Services	1,042,200	1.4

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Electronic Components	$958,750	1.3%
Major Banks	936,855	1.3
Finance/Rental/Leasing	925,068	1.2
Beverages: Non-Alcoholic	820,744	1.1
Oil & Gas Production	724,611	1.0
Cable/Satellite TV	684,947	0.9
Food: Specialty/Candy	639,111	0.9
Oilfield Services/Equipment	637,899	0.9
Packaged Software	632,260	0.8
Internet Software/Services	587,744	0.8
Tobacco	569,537	0.8
Aerospace & Defense	550,217	0.7
Medical Specialties	516,283	0.7
Home Improvement Chains	491,875	0.7
Multi-Line Insurance	478,759	0.6
Real Estate Investment Trusts	458,640	0.6
Precious Metals	455,440	0.6
Managed Health Care	418,804	0.6
Regional Banks	382,587	0.5
Investment Trusts/Mutual Funds	342,581	0.5
Oil Refining/Marketing	339,374	0.5
Motor Vehicles	328,425	0.4
Restaurants	280,703	0.4
Computer Communications	264,575	0.3
Oil & Gas Pipelines	248,849	0.3
Specialty Stores	208,828	0.3
Computer Processing Hardware	176,294	0.2
	$74,473,900	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments  ■  June 30, 2007 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (98.0%)
	Aerospace & Defense (3.5%)
106,963	Boeing Co. (The)	$10,285,562
122,626	Northrop Grumman Corp.	9,548,887
		19,834,449
	Aluminum (0.7%)
92,500	Alcoa, Inc.	3,749,025
	Apparel/Footwear (1.3%)
83,349	V.F. Corp.	7,633,101
	Beverages: Alcoholic (1.0%)
67,438	Diageo PLC (ADR) (United Kingdom)	5,618,260
	Beverages: Non-Alcoholic (3.2%)
284,251	PepsiCo, Inc.	18,433,677
	Cable/Satellite TV (0.5%)
101,600	Comcast Corp. (Class A)*	2,856,992
	Chemicals: Agricultural (0.8%)
64,638	Monsanto Co.	4,365,651
	Chemicals: Major Diversified (0.5%)
55,200	E.I. du Pont de Nemours & Co.	2,806,368
	Computer Communications (2.3%)
468,347	Cisco Systems, Inc.*	13,043,464
	Computer Peripherals (2.0%)
617,229	EMC Corp.*	11,171,845
	Computer Processing Hardware (1.1%)
218,429	Dell Inc.*	6,236,148
	Contract Drilling (1.0%)
169,000	Nabors Industries, Ltd. (Bermuda)*	5,641,220
	Data Processing Services (2.1%)
249,227	Automatic Data Processing, Inc.	12,080,033
	Department Stores (0.9%)
126,050	Macy's, Inc.	5,014,269

NUMBER OF SHARES		VALUE
	Discount Stores (1.7%)
149,844	Target Corp.	$9,530,078
	Drugstore Chains (1.5%)
185,237	CVS Caremark Corp.	6,751,889
232,300	Rite Aid Corp.*	1,482,074
		8,233,963
	Electric Utilities (1.5%)
113,083	Exelon Corp.	8,209,826
	Electronic Production Equipment (0.5%)
143,000	Applied Materials, Inc.	2,841,410
	Financial Conglomerates (11.1%)
200,947	American Express Co.	12,293,937
374,345	Citigroup, Inc. (Note 4)	19,200,155
303,112	JPMorgan Chase & Co.	14,685,776
115,165	Prudential Financial, Inc.	11,197,493
93,388	UBS AG (Switzerland)	5,604,214
		62,981,575
	Food: Major Diversified (0.4%)
72,148	Kraft Foods Inc. (Class A)	2,543,217
	Home Improvement Chains (0.5%)
75,600	Home Depot, Inc. (The)	2,974,860
	Hotels/Resorts/ Cruiselines (0.6%)
52,956	Starwood Hotels & Resorts Worldwide, Inc.	3,551,759
	Household/Personal Care (3.1%)
282,824	Procter & Gamble Co. (The)	17,306,001
	Industrial Conglomerates (7.4%)
56,000	3M Co.	4,860,240
437,507	General Electric Co.	16,747,768
286,379	United Technologies Corp.	20,312,862
		41,920,870

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Information Technology Services (1.7%)
229,113	Accenture Ltd. (Class A) (Bermuda)	$9,826,657
	Integrated Oil (3.5%)
238,473	Exxon Mobil Corp.	20,003,115
	Internet Software/ Services (0.5%)
5,091	Google Inc. (Class A)*	2,664,528
	Investment Banks/ Brokers (2.1%)
20,188	Goldman Sachs Group, Inc. (The)	4,375,749
87,694	Merrill Lynch & Co., Inc.	7,329,464
		11,705,213
	Investment Managers (2.0%)
258,687	Mellon Financial Corp.	11,382,228
	Life/Health Insurance (1.2%)
47,942	Lincoln National Corp.	3,401,485
53,155	MetLife, Inc. (Note 4)	3,427,434
		6,828,919
	Major Banks (0.6%)
68,759	Wachovia Corp.	3,523,899
	Major Telecommunications (3.2%)
206,100	AT&T Inc.	8,553,150
309,600	Sprint Nextel Corp.	6,411,816
83,500	Verizon Communications, Inc.	3,437,695
		18,402,661
	Managed Health Care (1.3%)
146,912	UnitedHealth Group Inc.	7,513,080
	Media Conglomerates (2.7%)
586,509	Time Warner, Inc.	12,340,149
75,400	Viacom Inc. (Class B)*	3,138,902
		15,479,051

NUMBER OF SHARES		VALUE
	Medical Specialties (1.6%)
21,406	Alcon, Inc. (Switzerland)	$2,887,883
55,400	Medtronic, Inc.	2,873,044
65,495	Thermo Fisher Scientific, Inc.*	3,387,401
		9,148,328
	Multi-Line Insurance (1.7%)
134,917	American International Group, Inc.	9,448,238
	Office Equipment/ Supplies (1.2%)
149,406	Pitney Bowes Inc.	6,995,189
	Oil & Gas Production (1.0%)
95,395	XTO Energy, Inc.	5,733,240
	Oilfield Services/ Equipment (3.6%)
76,788	Cameron International Corp.*	5,488,038
110,979	Schlumberger Ltd. (Netherlands Antilles)	9,426,556
94,191	Weatherford International Ltd. (Bermuda)*	5,203,111
		20,117,705
	Other Consumer Services (1.0%)
172,903	eBay Inc.*	5,564,019
	Packaged Software (3.2%)
476,787	Microsoft Corp.	14,050,913
205,800	Oracle Corp.*	4,056,318
		18,107,231
	Pharmaceuticals: Major (8.0%)
112,900	Abbott Laboratories	6,045,795
204,835	Johnson & Johnson	12,621,933
413,924	Pfizer, Inc.	10,584,037
284,052	Wyeth	16,287,541
		45,539,306

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Property - Casualty Insurers (1.5%)
99,525	XL Capital Ltd. (Class A) (Cayman Islands)	$8,388,962
	Publishing: Newspapers (0.5%)
49,500	Gannett Co., Inc.	2,720,025
	Pulp & Paper (1.2%)
171,400	International Paper Co.	6,693,170
	Regional Banks (0.5%)
68,700	Fifth Third Bancorp	2,732,199
	Semiconductors (1.9%)
448,024	Intel Corp.	10,645,050
	Specialty Stores (0.6%)
155,852	Staples, Inc.	3,698,368
	Tobacco (2.5%)
200,668	Altria Group, Inc.	14,074,854
	Total Common Stocks (Cost $468,587,705)	555,513,296
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investment (a) (2.0%)
	Investment Company
$11,217	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $11,217,277)	11,217,277
Total Investments (Cost $479,804,982) (b)	100.0%	566,730,573
Liabilities in Excess of Other Assets	(0.0)	(173,289)
Net Assets	100.0%	$566,557,284

ADR  American Depositary Receipt.

*  Non-income producing security.

(a)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

(b)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $90,067,534 and the aggregate gross unrealized depreciation is $3,141,943 resulting in net unrealized appreciation of $86,925,591.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Dividend Growth

Summary of Investments  ■  June 30, 2007 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Financial Conglomerates	$62,981,575	11.1%
Pharmaceuticals:Major	45,539,306	8.0
Industrial Conglomerates	41,920,870	7.4
Oilfield Services/Equipment	20,117,705	3.5
Integrated Oil	20,003,115	3.5
Aerospace & Defense	19,834,449	3.5
Beverages:Non-Alcoholic	18,433,677	3.3
Major Telecommunications	18,402,661	3.2
Packaged Software	18,107,231	3.2
Household/Personal Care	17,306,001	3.1
Media Conglomerates	15,479,051	2.7
Tobacco	14,074,854	2.5
Computer Communications	13,043,464	2.3
Data Processing Services	12,080,033	2.1
Investment Banks/Brokers	11,705,213	2.1
Investment Managers	11,382,228	2.0
Investment Company	11,217,277	2.0
Computer Peripherals	11,171,845	2.0
Semiconductors	10,645,050	1.9
Information Technology Services	9,826,657	1.7
Discount Stores	9,530,078	1.7
Multi-Line Insurance	9,448,238	1.7
Medical Specialties	9,148,328	1.6
Property - Casualty Insurers	8,388,962	1.5
Drugstore Chains	8,233,963	1.5
Electric Utilities	8,209,826	1.4

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Apparel/Footwear	$7,633,101	1.3%
Managed Health Care	7,513,080	1.3
Office Equipment /Supplies	6,995,189	1.2
Life/Health Insurance	6,828,919	1.2
Pulp & paper	6,693,170	1.2
Computer Processing Hardware	6,236,148	1.1
Oil & Gas Production	5,733,240	1.0
Contract Drilling	5,641,220	1.0
Beverages: Alcoholic	5,618,260	1.0
Other Consumer Services	5,564,019	1.0
Department Stores	5,014,269	0.9
Chemicals: Agricultural	4,365,651	0.8
Aluminum	3,749,025	0.7
Specialty Stores	3,698,368	0.7
Hotels/Resorts/Cruiselines	3,551,759	0.6
Major Banks	3,523,899	0.6
Home Improvement Chains	2,974,860	0.5
Cable/Satellite TV	2,856,992	0.5
Electronic Production Equipment	2,841,410	0.5
Chemicals:Major Diversified	2,806,368	0.5
Regional Banks	2,732,199	0.5
Publishing:Newspapers	2,720,025	0.5
Internet Software/Services	2,664,528	0.5
Food: Major Diversified	2,543,217	0.4
	$566,730,573	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments  ■  June 30, 2007 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (99.4%)
	Australia (2.0%)
	Beverages: Alcoholic
247,345	Foster's Group Ltd. (a)	$1,337,565
	Construction Materials
173,520	Boral Ltd. (a)	1,289,853
	Food: Major Diversified
996,747	Goodman Fielder Ltd.	2,052,968
	Total Australia	4,680,386
	Bermuda (3.3%)
	Industrial Conglomerates
50,370	Ingersoll - Rand Ltd. (Class A)	2,761,283
149,196	Tyco International Ltd.	5,041,333
	Total Bermuda	7,802,616
	Cayman Islands (1.8%)
	Property - Casualty Insurers
50,580	XL Capital Ltd. (Class A)	4,263,388
	France (7.3%)
	Construction Materials
22,076	Lafarge S.A. (a)	4,045,136
	Integrated Oil
49,655	Total S.A.	4,049,358
	Major Banks
56,311	BNP Paribas (a)	6,733,534
	Pharmaceuticals: Major
30,180	Sanofi-Aventis	2,454,640
	Total France	17,282,668
	Germany (3.1%)
	Chemicals: Major Diversified
13,046	BASF AG	1,716,787
	Motor Vehicles
40,504	Bayerische Motoren Werke (BMW) AG	2,631,623

NUMBER OF SHARES		VALUE
32,392	DaimlerChrysler AG (Registered Shares)	$3,006,718
		5,638,341
	Total Germany	7,355,128
	Ireland (2.2%)
	Food: Specialty/Candy
105,124	Kerry Group PLC (A Shares)	2,944,871
	Major Banks
106,467	Bank of Ireland	2,152,582
	Total Ireland	5,097,453
	Italy (1.1%)
	Integrated Oil
72,092	Eni SpA (a)	2,624,421
	Japan (9.4%)
	Auto Parts: O.E.M.
154,900	Keihin Corp. (a)	2,991,198
	Electrical Products
163,200	Sumitomo Electric Industries, Ltd. (a)	2,436,257
	Electronic Equipment/Instruments
61,800	Canon Inc. (a)	3,632,930
	Household/Personal Care
114,000	Kao Corp.	2,956,826
	Motor Vehicles
239,700	Nissan Motor Co., Ltd.	2,574,548
	Pharmaceuticals: Major
32,800	Takeda Pharmaceutical Co., Ltd.	2,122,839
	Pharmaceuticals: Other
48,000	Astellas Pharma Inc. (a)	2,091,877
	Property - Casualty Insurers
92,000	Mitsui Sumitomo Insurance Co., Ltd.	1,183,381
	Recreational Products
52,300	Sankyo Co., Ltd.	2,206,984
	Total Japan	22,196,840

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Netherlands (2.9%)
	Food: Major Diversified
118,995	Unilever NV (Share Certificates)	$3,713,489
	Industrial Conglomerates
26,957	Koninklijke (Royal) Philips Electronics NV	1,151,337
	Publishing: Books/Magazines
67,186	Wolters Kluwer NV (Share Certificates)	2,059,402
	Total Netherlands	6,924,228
	Norway (1.4%)
	Integrated Oil
105,272	Statoil ASA (a)	3,273,971
	Singapore (1.0%)
	Other Transportation
1,685,000	ComfortDelGro Corp. Ltd. (a)	2,400,379
	South Korea (0.8%)
	Wireless Telecommunications
66,588	SK Telecom Co., Ltd. (ADR) (a)	1,821,182
	Spain (3.2%)
	Major Banks
152,695	Banco Bilbao Vizcaya Argentaria, S.A. (a)	3,760,887
	Major Telecommunications
173,630	Telefonica S.A.	3,886,461
	Total Spain	7,647,348
	Switzerland (2.4%)
	Chemicals: Agricultural
11,345	Syngenta AG (Registered Shares)*	2,221,996
	Financial Conglomerates
43,951	UBS AG (Registered Shares)	2,648,648

NUMBER OF SHARES		VALUE
	Pharmaceuticals: Major
15,911	Novartis AG (Registered Shares)	$898,927
	Total Switzerland	5,769,571
	Taiwan (0.6%)
	Major Telecommunications
72,557	Chunghwa Telecom Co., Ltd. (ADR)	1,368,425
	United Kingdom (21.3%)
	Advertising/Marketing Services
243,824	WPP Group PLC	3,664,098
	Aerospace & Defense
377,831	Rolls-Royce Group PLC*	4,084,906
24,195,040	Rolls-Royce Group PLC (B Shares)	49,548
		4,134,454
	Beverages: Alcoholic
111,101	Diageo PLC	2,313,106
	Financial Conglomerates
796,759	Old Mutual PLC	2,701,814
	Food Retail
568,860	Morrison (W.M.) Supermarkets PLC	3,454,853
	Food: Specialty/Candy
415,573	Cadbury Schweppes PLC	5,673,552
	Integrated Oil
64,178	Royal Dutch Shell PLC (ADR) (Class A)	5,211,254
	Major Banks
229,003	Barclays PLC	3,199,994
356,874	Royal Bank of Scotland Group PLC	4,535,419
		7,735,413
	Pharmaceuticals: Major
189,289	GlaxoSmithKline PLC	4,959,464

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Publishing: Books/Magazines
229,745	Reed Elsevier PLC	$2,982,040
	Tobacco
105,989	Imperial Tobacco Group PLC	4,909,160
	Wireless Telecommunications
770,024	Vodafone Group PLC	2,594,150
	Total United Kingdom	50,333,358
	United States (35.6%)
	Aluminum
48,001	Alcoa, Inc.	1,945,481
	Coal
55,322	Peabody Energy Corp.	2,676,478
	Computer Peripherals
223,902	EMC Corp.*	4,052,626
	Computer Processing Hardware
54,577	Hewlett-Packard Co.	2,435,226
	Data Processing Services
87,654	First Data Corp.	2,863,656
	Electric Utilities
26,994	American Electric Power Co., Inc.	1,215,810
27,166	Dominion Resources, Inc.	2,344,697
		3,560,507
	Finance/Rental/Leasing
74,008	Freddie Mac	4,492,286
	Financial Conglomerates
83,023	Citigroup, Inc.	4,258,250
	Forest Products
15,742	Weyerhaeuser Co.	1,242,516
	Industrial Machinery
43,864	Illinois Tool Works Inc.	2,376,990
	Information Technology Services
50,636	International Business Machines Corp.	5,329,439
	Insurance Brokers/Services
110,836	Marsh & McLennan Companies, Inc. (a)	3,422,616

NUMBER OF SHARES		VALUE
	Integrated Oil
51,567	Chevron Corp.	$4,344,004
	Investment Banks/Brokers
36,277	Merrill Lynch & Co., Inc.	3,032,032
	Investment Managers
74,647	Mellon Financial Corp.	3,284,468
	Major Telecommunications
37,592	AT&T Inc.	1,560,068
54,297	Verizon Communications, Inc.	2,235,407
		3,795,475
	Managed Health Care
74,173	UnitedHealth Group Inc.	3,793,207
	Miscellaneous Manufacturing
58,340	Pentair, Inc. (a)	2,250,174
	Multi-Line Insurance
35,692	American International Group, Inc.	2,499,511
	Packaged Software
63,289	McAfee Inc.* (a)	2,227,773
	Pharmaceuticals: Major
123,384	Pfizer, Inc.	3,154,929
114,685	Schering-Plough Corp.	3,491,011
83,716	Wyeth	4,800,275
		11,446,215
	Property - Casualty Insurers
43,503	St. Paul Travelers Companies, Inc. (The)	2,327,410
	Tobacco
90,131	Altria Group, Inc.	6,321,788
	Total United States	83,978,128
	Total Common Stocks (Cost $151,009,435)	234,819,490

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (13.1%)
	Short-Term Debt Securities held as Collateral on Loaned Securities (12.5%)
$852	AIG-FP Match Funding Corp., 5.30%, 12/17/07 (b)	$852,348
609	Alliance & Leister Plc., 5.33%, 07/29/08 (b)	608,790
296	Anglo Irish Bank Corp. PLC , 5.35%, 07/09/07	296,378
304	Bancaja, 5.36%, 07/29/08 (b)	304,395
41	Banco Bilbao Viz Argentaria, Madrid, 5.44% , 07/02/07	40,687
304	Bank of New York Co., Inc., 5.32%, 07/29/08 (b)	304,395
304	BASF AG, 5.36%, 07/18/08 (b)	304,365
609	Bear Stearns, 5.38%, 07/29/08 (b)	608,790
609	BNP Paribas Mtn., 5.35%, 07/29/08 (b)	608,790
1,218	Cam US Finance SA Unipersonal, 5.36%, 07/29/08 (b)	1,217,581
	CIC NY,
426	5.30%, 09/04/07 (b)	426,138
1,096	CIT Group Holdings, 5.37%, 06/18/08 (b)	1,095,823
609	Credit Suisse First Boston, NY, 5.32%, 03/14/08 (b)	608,790
609	Dexia Bank NY, 5.32%, 09/28/07 (b)	608,760
1,218	Dresdner London, 5.42% , 07/02/07	1,217,581
621	Ebbets Funding LLC., 5.32%, 07/17/07	620,965
	First Tennessee Bank,
304	5.33%, 07/29/08 (b)	304,395
1,217	5.34%, 07/29/08 (b)	1,217,467
613	Glitner Banki HF, 5.35%, 07/20/07 (b)	612,695

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Goldman Sachs Group, Inc.,
$304	5.37%, 07/29/08 (b)	$304,395
572	5.50%, 06/27/08 (b)	572,263
304	HSBC Finance Corp., 5.33%, 07/29/08 (b)	304,395
1,218	IBM Corp., 5.29%, 07/29/08 (b)	1,217,780
609	Macquarie Bank Ltd., 5.34%, 07/29/08 (b)	608,790
610	Marshall & Ilsley Bank, 5.37%, 12/17/07	610,498
365	Merrill Lynch and Co., 5.45%, 07/06/07 (b)	365,274
913	Metropolitan Life Global Funding, 5.31%, 07/29/08 (b)	913,185
	Natexis Banques Populaires NY,
609	5.33%, 09/07/07 (b)	608,790
463	National Australia Bank Ltd., 5.31%, 07/29/08 (b)	462,681
304	National City Bank Cleveland, 5.32%, 09/18/07 (b)	304,389
1,218	National Rural Utilites Coop., Fin., 5.33% 07/29/08 (b)	1,217,581
706	Nationwide Building Society, 5.44%, 06/27/08 (b)	706,197
1,217	National Bank of Canada, 5.31%, 04/02/08 (b)	1,217,333
1,218	Norinchukin Bank NY, 5.32%, 07/26/07	1,217,581
606	Old Line Funding, 5.32%, 07/24/07	606,191
601	Rhein-Gold Securitisation, 5.32%, 07/16/07	601,333
	Scaldis Capital LLC.,
491	5.34%, 07/20/07	490,716
303	5.34%, 07/23/07	303,181
1,515	Sheffield Receivable Corp., 5.31%, 07/12/07	1,515,266

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$609	Skandi New York, 5.32%, 07/29/08 (b)	$608,790
1,461	Societe Generale, N.Y., 5.30%, 12/31/07 (b)	1,460,871
404	Ticonderoga Funding LLC. 5.34%, 07/25/07	403,680
670	UniCredito Delaware Inc., 5.33% 07/29/08 (b)	669,703
426	Unicredito Italiano Bank (IRE) PLC, 5.34%, 07/29/08 (b)	426,153
	Total Short-Term Debt Securities held as Collateral on Loaned Securities (Cost $29,576,149)	29,576,149
	Investment Company (c) (0.6%)
1,363	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $1,362,972)	1,362,972
	Total Short-Term Investments (Cost $30,939,121)	30,939,121
Total Investments (Cost $181,948,556) (d)	112.5%	265,758,611
Liabilities in Excess of Other Assets	(12.5)	(29,593,697)
Net Assets	100.0%	$236,164,914

ADR  American Depositary Receipt.

*  Non-income producing security.

(a)  All or portion of this security was on loan as of June 30, 2007.

(b)  Variable/Floating Rate Security - interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2007.

(c)  See Note 4 to financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

(d)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $84,454,120 and the aggregate gross unrealized depreciation is $644,065, resulting in net unrealized appreciation of $83,810,055.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Dividend Growth

Summary of Investments  ■  June 30, 2007 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Collateral on Loaned Securities	$29,576,149	11.1%
Pharmaceuticals: Major	21,882,085	8.2
Major Banks	20,382,416	7.7
Integrated Oil	19,503,008	7.3
Tobacco	11,230,948	4.2
Financial Conglomerates	9,608,712	3.6
Major Telecommunications	9,050,361	3.4
Industrial Conglomerates	8,953,953	3.4
Food: Specialty/Candy	8,618,423	3.2
Motor Vehicles	8,212,889	3.1
Property - Casualty Insurers	7,774,180	2.9
Food: Major Diversified	5,766,457	2.2
Construction Materials	5,334,989	2.0
Information Technology Services	5,329,439	2.0
Publishing: Books/Magazines	5,041,442	1.9
Finance/Rental/Leasing	4,492,286	1.7
Wireless Telecommunications	4,415,332	1.7
Aerospace & Defense	4,134,454	1.6
Computer Peripherals	4,052,626	1.5
Managed Health Care	3,793,207	1.4
Advertising/Marketing Services	3,664,098	1.4
Beverages: Alcoholic	3,650,671	1.4
Electronic Equipment/ Instruments	3,632,930	1.4

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Electric Utilities	$3,560,506	1.4%
Food Retail	3,454,853	1.3
Insurance Brokers/Services	3,422,616	1.3
Investment Managers	3,284,468	1.2
Investment Banks/Brokers	3,032,032	1.1
Auto Parts: O.E.M.	2,991,198	1.1
Household/Personal Care	2,956,826	1.1
Data Processing Services	2,863,656	1.1
Coal	2,676,478	1.0
Multi-Line Insurance	2,499,511	1.0
Electrical Products	2,436,257	0.9
Computer Processing Hardware	2,435,226	0.9
Other Transportation	2,400,379	0.9
Industrial Machinery	2,376,990	0.9
Miscellaneous Manufacturing	2,250,174	0.9
Packaged Software	2,227,773	0.8
Chemicals: Agricultural	2,221,996	0.8
Recreational Products	2,206,984	0.8
Pharmaceuticals: Other	2,091,877	0.8
Aluminum	1,945,481	0.7
Chemicals: Major Diversified	1,716,787	0.7
Investment Company	1,362,972	0.5
Forest Products	1,242,516	0.5
	$265,758,611	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments  ■  June 30, 2007 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.6%) Austria (0.9%)
	Major Telecommunications
65,658	Telekom Austria AG	$1,643,817
	Belgium (1.3%)
	Other Metals/Minerals
11,204	Umicore	2,445,236
	France (14.1%)
	Construction Materials
22,960	Lafarge S.A.	4,207,117
	Electric Utilities
35,656	Electricite de France (a)	3,873,772
66,542	Suez S.A. (a)	3,826,279
		7,700,051
	Electrical Products
26,058	Schneider Electric S.A. (a)	3,672,071
	Major Banks
39,047	BNP Paribas	4,669,146
	Motor Vehicles
14,258	Renault S.A. (a)	2,300,199
	Pharmaceuticals: Major
42,283	Sanofi-Aventis (a)	3,439,017
	Total France	25,987,601
	Germany (14.4%)
	Industrial Conglomerates
36,653	MAN AG	5,295,564
39,883	Siemens AG (Registered Shares)	5,751,973
		11,047,537
	Major Banks
76,589	Commerzbank AG (a)	3,678,464
	Motor Vehicles
45,811	Bayerische Motoren Werke (BMW) AG (a)	2,976,429
	Multi-Line Insurance
20,127	Allianz SE (Registered Shares) (a)	4,728,222

NUMBER OF SHARES		VALUE
22,199	Muenchener Rueckversicherungss- Gesellschaft AG (Registered Shares)	$4,091,407
		8,819,629
	Total Germany	26,522,059
	Greece (3.2%)
	Major Banks
60,334	National Bank of Greece S.A.	3,461,960
	Regional Banks
75,504	EFG Eurobank Ergasias	2,472,746
	Total Greece	5,934,706
	Italy (4.3%)
	Integrated Oil
117,908	ENI SpA (a)	4,292,296
	Major Banks
416,265	UniCredito Italiano SpA	3,734,887
	Total Italy	8,027,183
	Netherlands (3.5%)
	Air Freight/Couriers
63,295	TNT NV	2,863,518
	Publishing: Books/Magazines
114,580	Wolters Kluwer NV (Share Certificates)	3,512,134
	Total Netherlands	6,375,652
	Norway (1.1%)
	Major Telecommunications
106,695	Telenor ASA*	2,093,105
	Spain (6.4%)
	Major Banks
173,368	Banco Bilbao Vizcaya Argentaria, S.A. (a)	4,270,064
	Major Telecommunications
178,844	Telefonica S.A.	4,003,169

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Tobacco
53,987	Altadis, S.A. (a)	$3,594,582
	Total Spain	11,867,815
	Sweden (4.0%)
	Industrial Machinery
176,424	Sandvik AB	3,582,606
	Telecommunication Equipment
934,912	Telefonaktiebolaget LM Ericsson (B Shares)	3,750,575
	Total Sweden	7,333,181
	Switzerland (16.3%)
	Financial Conglomerates
72,417	UBS AG (Registered Shares)	4,364,113
	Food: Major Diversified
16,861	Nestle S.A. (Registered Shares)	6,433,494
	Medical Specialties
6,357	Nobel Biocare Holding AG Bearer	2,084,646
	Multi-Line Insurance
10,964	Zurich Financial Services AG (Registered Shares) (a)	3,404,648
	Other Consumer Specialties
67,334	Compagnie Financiere Richemont AG (Series A) (Units)†	4,052,280
	Pharmaceuticals: Major
86,519	Novartis AG (Registered Shares)	4,888,079
27,075	Roche Holding AG	4,819,541
		9,707,620
	Total Switzerland	30,046,801

NUMBER OF SHARES		VALUE
	United Kingdom (28.1%)
	Aerospace & Defense
371,656	BAE Systems PLC	$3,022,004
266,723	Rolls-Royce Group PLC*	2,883,666
17,250,939	Rolls-Royce Group PLC (B Shares)	35,327
		5,940,997
	Food Retail
404,829	Morrison (W.M.) Supermarkets PLC	2,458,645
471,361	Tesco PLC	3,960,481
		6,419,126
	Integrated Oil
215,543	Royal Dutch Shell PLC (A Shares)	8,802,047
	Investment Managers
188,553	Man Group PLC	2,305,417
	Major Banks
237,939	Barclays PLC	3,324,863
338,752	HSBC Holdings PLC	6,223,028
		9,547,891
	Other Metals/Minerals
69,229	Anglo American PLC	4,093,287
	Pharmaceuticals: Major
164,741	GlaxoSmithKline PLC	4,316,294
	Publishing: Books/ Magazines
154,021	Reed Elsevier PLC	1,999,159
	Tobacco
64,626	Imperial Tobacco Group PLC	2,993,324
	Wireless Telecommunications
1,618,146	Vodafone Group PLC	5,451,405
	Total United Kingdom	51,868,947
	Total Common Stocks (Cost $128,510,520)	180,146,103

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Preferred Stock (1.0%) Germany
	Medical Specialties
23,863	Fresenius AG (Cost $1,930,787)	$1,819,755
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (14.3%) Short-Term Debt Securities held as Collateral on Loaned Securities (12.9%)
$688	AIG Match Funding Corp., 5.30%, 12/17/07 (b)	687,688
491	Alliance and Leister PLC., 5.33%, 07/29/08 (b)	491,182
239	Anglo Irish Bank Corp PLC., 5.35%, 07/09/07	239,122
246	Bancaja, 5.36%, 07/29/08 (b)	245,591
33	Banco Bilbao Viz Argentina, Madrid, 5.44%, 07/02/07	32,827
246	Bank of New York Co., Inc. 5.32%, 07/29/08 (b)	245,591
246	BASF AG, 5.36%, 07/18/08 (b)	245,567
491	Bear Stearns, 5.38%, 07/29/08 (b)	491,182
491	BNP Paribas Mtn., 5.35%, 07/29/08 (b)	491,182
982	CAM U.S. Finance SA Unipersonal, 5.36%, 07/29/08 (b)	982,365
344	CIC NY, 5.30%, 09/04/07 (b)	343,815
884	CIT Group Holdings Inc., 5.37%, 06/18/08 (b)	884,128

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$491	Credit Suisse First Boston, NY, 5.32%, 03/14/08 (b)	$491,182
491	Dexia Bank NY, 5.32%, 09/28/07 (b)	491,158
982	Dresdner London, 5.42%, 07/02/07	982,364
501	Ebbets Funding LLC., 5.32%, 07/17/07	501,005
	First Tennesee Bank,
246	5.33%, 07/29/08 (b)	245,591
982	5.34%, 07/29/08 (b)	982,273
494	Glitner Bank HF, 5.35%, 07/20/07 (b)	494,333
	Goldman Sachs Group, Inc.,
246	5.37%, 07/29/08 (b)	245,591
462	5.50%, 06/27/08 (b)	461,711
982	IBM Corp., 5.29%, 07/29/08 (b)	982,525
246	HSBC Finance Corp., 5.33%, 07/29/08 (b)	245,591
491	Macquarie Bank Ltd., 5.34%, 07/29/08 (b)	491,182
493	Marshall & Ilsley Bank, 5.37%, 12/17/07	492,560
295	Merrill Lynch & Co., 5.45%, 07/06/07 (b)	294,709
737	Metropolitan Life Global Funding, 5.31%, 07/29/08 (b)	736,773
491	Natexis Banques Populaires NY, 5.33%, 09/07/07 (b)	491,182
373	National Australia Bank Ltd., 5.31%, 07/29/08 (b)	373,299
982	National Bank of Canada, 5.31%, 04/02/08 (b)	982,164
246	National City Bank Cleveland, 5.32%, 09/18/07 (b)	245,587
982	National Rural Utilities Coop., Fin., 5.33%, 07/29/08 (b)	982,364

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$570	Nationwide Building Society, 5.44%, 06/27/08 (b)	$569,771
982	Norinchukin Bank , NY, 5.32%, 07/26/07	982,365
489	Old Line Funding, 5.32%, 07/24/07	489,085
485	RheinGold Securitization, 5.32%, 07/16/07	485,165
	Scaldis Capital LLC,
396	5.34%, 07/20/07	395,918
245	5.34%, 07/23/07	244,611
1,223	Sheffield Receivable Corp., 5.31%, 07/12/07	1,222,542
491	Skandi New York, 5.32%, 07/29/08 (b)	491,182
1,179	Societe Generale, NY, 5.30%, 12/31/07 (b)	1,178,655
326	Ticonderoga Funding LLC, 5.34%, 07/25/07	325,696
540	Unicredito Delaware Inc., 5.33%, 07/29/08 (b)	540,328
344	Unicredito Italiano Bank Plc., (IRE) 5.34%, 07/29/08 (b)	343,828
	Total Short-Term Debt Securities held as Collateral on Loaned Securities (Cost $23,862,530)	23,862,530
	Investment Company (c) (1.4%)
2,622	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $2,622,192)	2,622,192
Investments	Total Short-Term (Cost $26,484,722)	26,484,722
Total Investments (Cost $156,926,029) (d)	112.9%	208,450,580
Liabilities in Excess of Other Assets	(12.9)	(23,849,943)
Net Assets	100.0%	$184,600,637

*  Non-income producing security.

†  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

(a)  All or portion of this security was on loan as of June 30, 2007.

(b)  Variable/Floating Rate Security - interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2007.

(c)  See Note 4 to financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

(d)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $52,300,464 and the aggregate gross unrealized depreciation is $775,913, resulting in net unrealized appreciation of $51,524,551.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2007:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
EUR	75,818		$102,097	07/02/07	$(508)
EUR	388,914		$525,093	07/02/07	(1,225)
EUR	282,976		$382,074	07/03/07	(877)
	$1,009,982	CHF	1,239,046	07/03/07	4,548
Net Unrealized Appreciation					$1,938

Currency Abbreviations:

EUR  Euro.

CHF  Swiss Franc.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Summary of Investments  ■  June 30, 2007

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Major Banks	$29,362,412	14.1%
Collateral on loaned securities	23,862,530	11.4
Pharmaceuticals: Major	17,462,931	8.4
Integrated Oil	13,094,343	6.3
Multi-Line Insurance	12,224,277	5.9
Industrial Conglomerates	11,047,537	5.3
Major Telecommunications	7,740,091	3.7
Electric Utilities	7,700,051	3.7
Tobacco	6,587,906	3.2
Other Metals/Minerals	6,538,523	3.1
Food: Major Diversified	6,433,494	3.1
Food Retail	6,419,126	3.1
Aerospace & Defense	5,940,997	2.8
Publishing: Books/ Magazines	5,511,293	2.6

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Wireless Telecommunications	$5,451,405		2.6%
Motor Vehicles	5,276,628		2.5
Financial Conglomerates	4,364,113		2.1
Construction Materials	4,207,117		2.0
Other Consumer Specialties	4,052,280		1.9
Medical Specialties	3,904,401		1.9
Telecommunication Equipment	3,750,575		1.8
Electrical Products	3,672,071		1.8
Industrial Machinery	3,582,606		1.7
Air Freight/Couriers	2,863,518		1.4
Investment Company	2,622,192		1.3
Regional Banks	2,472,746		1.2
Investment Managers	2,305,417		1.1
	$208,450,580	*	100.0%

*  Does not include open forward foreign currency contracts with a net unrealized appreciation of $1,938.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Equity

Portfolio of Investments  ■  June 30, 2007 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (98.6%)
	Air Freight/Couriers (5.4%)
274,104	C.H. Robinson Worldwide, Inc.	$14,395,942
253,717	Expeditors International of Washington, Inc.	10,478,512
		24,874,454
	Apparel/Footwear Retail (2.7%)
170,337	Abercrombie & Fitch Co. (Class A)	12,431,194
	Biotechnology (2.2%)
178,511	Techne Corp.*	10,212,614
	Broadcasting (3.0%)
508,202	Grupo Televisa S.A. (ADR) (Mexico)	14,031,457
	Casino/Gaming (2.5%)
129,929	Wynn Resorts, Ltd.	11,653,332
	Chemicals: Agricultural (6.2%)
427,332	Monsanto Co.	28,862,003
	Discount Stores (7.8%)
238,710	Costco Wholesale Corp.	13,969,309
129,297	Sears Holdings Corp.*	21,915,842
		35,885,151
	Financial Conglomerates (10.4%)
329,178	American Express Co.	20,139,110
706,776	Brookfield Asset Management Inc. (Class A) (Canada)	28,200,362
		48,339,472
	Financial Publishing/ Services (3.8%)
284,337	Moody's Corp.	17,685,762
	Hotels/Resorts/ Cruiselines (2.7%)
138,997	Accor S.A. (France)	12,362,237
	Internet Retail (4.9%)
332,074	Amazon.com, Inc.*	22,717,182

NUMBER OF SHARES		VALUE
	Internet Software/Services (9.2%)
59,054	Google, Inc. (Class A)*	$30,907,683
437,165	Yahoo!, Inc.*	11,860,287
		42,767,970
	Investment Banks/ Brokers (2.5%)
166,895	Greenhill & Co., Inc.	11,467,356
	Investment Trusts/ Mutual Funds (3.1%)
716,249	Aeroplan Income Fund † (Units) (Canada)	14,288,636
	Medical Specialties (3.1%)
271,038	Dade Behring Holdings, Inc.	14,397,539
	Miscellaneous Commercial Services (2.8%)
200,940	Corporate Executive Board Co. (The)	13,043,015
	Oil & Gas Production (4.3%)
360,413	Ultra Petroleum Corp. (Canada)*	19,909,214
	Other Consumer Services (4.9%)
700,373	eBay, Inc.*	22,538,003
	Personnel Services (2.4%)
266,212	Monster Worldwide, Inc.*	10,941,313
	Property - Casualty Insurers (2.8%)
3,579	Berkshire Hathaway Inc. (Class B)*	12,902,295
	Specialty Telecommunications (2.1%)
322,326	Cogent Communications Group, Inc.*	9,627,878
	Steel (2.2%)
175,291	Nucor Corp.	10,280,817
	Water Utilities (2.0%)
330,224	Nalco Holding Co.	9,064,649

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Equity

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Wholesale Distributors (2.1%)
2,664,000	Li & Fung Ltd. (Hong Kong)	$9,590,822
	Wireless Telecommunications (3.5%)
259,080	America Movil SAB de C.V. (Series L) (ADR) (Mexico)	16,044,824
	Total Common Stocks (Cost $384,527,646)	455,919,189
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investment (a)(1.6%)
	Investment Company
$7,530	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $7,530,354)	$7,530,354
Total Investments (Cost $392,058,000) (b)	100.2%	463,449,543
Liabilities In Excess of Other Assets	(0.2)	(1,038,286)
Net Assets	100.0%	$462,411,257

ADR  American Depositary Receipt.

*  Non-income producing security.

†  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

(a)  See Note 4 to the financial statements regarding Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

(b)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is 93,035,764 and the aggregate gross unrealized depreciation is $21,644,221, resulting in net unrealized appreciation of $71,391,543.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Equity

Summary of Investments  ■  June 30, 2007 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Financial Conglomerates	$48,339,472	10.4%
Internet Software/ Services	42,767,970	9.2
Discount Stores	35,885,151	7.7
Chemicals: Agricultural	28,862,003	6.2
Air Freight/Couriers	24,874,454	5.4
Internet Retail	22,717,182	4.9
Other Consumer Services	22,538,003	4.9
Oil & Gas Production	19,909,214	4.3
Financial Publishing/ Services	17,685,762	3.8
Wireless Telecommunications	16,044,824	3.5
Medical Specialties	14,397,539	3.1
Investment Trusts/ Mutual Funds	14,288,636	3.1
Broadcasting	14,031,457	3.0
Miscellaneous Commercial Services	13,043,015	2.8

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Property - Casualty Insurers	$12,902,295	2.8%
Apparel/Footwear Retail	12,431,194	2.7
Hotels/Resorts/ Cruiselines	12,362,237	2.7
Casino/Gaming	11,653,332	2.5
Investment Banks/ Brokers	11,467,356	2.5
Personnel Services	10,941,313	2.4
Steel	10,280,817	2.2
Biotechnology	10,212,614	2.2
Specialty Telecommunications	9,627,878	2.1
Wholesale Distributors	9,590,822	2.1
Water Utilities	9,064,649	1.9
Investment Company	7,530,354	1.6
	$463,449,543	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  June 30, 2007 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (99.3%)
	Advertising/Marketing Services (0.2%)
8,737	Interpublic Group of Companies, Inc. (The)*	$99,602
6,230	Omnicom Group, Inc.	329,691
		429,293
	Aerospace & Defense (1.8%)
14,623	Boeing Co. (The)	1,406,147
7,563	General Dynamics Corp.	591,578
2,337	Goodrich Corp.	139,192
2,321	L-3 Communications Holdings, Inc.	226,042
6,615	Lockheed Martin Corp.	622,670
6,409	Northrop Grumman Corp.	499,069
2,555	Precision Castparts Corp.	310,075
8,317	Raytheon Co.	448,203
3,136	Rockwell Collins, Inc.	221,527
		4,464,503
	Agricultural Commodities/ Milling (0.2%)
12,167	Archer-Daniels-Midland Co.	402,606
	Air Freight/Couriers (0.9%)
3,227	C.H. Robinson Worldwide, Inc.	169,482
5,725	FedEx Corp.	635,303
19,667	United Parcel Service, Inc. (Class B)	1,435,691
		2,240,476
	Airlines (0.1%)
14,501	Southwest Airlines Co.	216,210
	Aluminum (0.3%)
16,209	Alcoa, Inc.	656,951
	Apparel/Footwear (0.5%)
6,900	Coach, Inc.*	326,991
2,022	Jones Apparel Group, Inc.	57,122
1,928	Liz Claiborne, Inc.	71,914
7,046	Nike, Inc. (Class B)	410,711
1,165	Polo Ralph Lauren Corp.	114,298
1,679	V.F. Corp.	153,763
		1,134,799

NUMBER OF SHARES		VALUE
	Apparel/Footwear Retail (0.4%)
1,645	Abercrombie & Fitch Co. (Class A)	$120,052
9,822	Gap, Inc. (The)	187,600
6,376	Limited Brands, Inc.	175,021
4,168	Nordstrom, Inc.	213,068
8,483	TJX Companies, Inc. (The)	233,283
		929,024
	Auto Parts: O.E.M. (0.3%)
2,725	Eaton Corp.	253,425
3,663	Johnson Controls, Inc.	424,066
		677,491
	Automotive Aftermarket (0.1%)
3,831	Goodyear Tire & Rubber Co. (The)*	133,166
	Beverages: Alcoholic (0.4%)
14,110	Anheuser-Busch Companies, Inc.	735,978
1,516	Brown-Forman Corp. (Class B)	110,789
3,588	Constellation Brands Inc. (Class A)*	87,117
892	Molson Coors Brewing Co. (Class B)	82,474
		1,016,358
	Beverages: Non-Alcoholic (1.6%)
37,319	Coca-Cola Co. (The)	1,952,157
5,188	Coca-Cola Enterprises Inc.	124,512
2,451	Pepsi Bottling Group, Inc. (The)	82,550
30,250	PepsiCo, Inc.	1,961,712
		4,120,931
	Biotechnology (1.2%)
21,535	Amgen Inc.*	1,190,670
6,383	Biogen Idec Inc.*	341,491
7,038	Celgene Corp.*	403,489
4,911	Genzyme Corp.*	316,268
17,324	Gilead Sciences, Inc.*	671,651
1,025	Millipore Corp.*	76,967
		3,000,536

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Broadcasting (0.1%)
2,932	Citadel Broadcasting Corp.	$18,914
9,249	Clear Channel Communications, Inc.	349,797
		368,711
	Building Products (0.2%)
3,257	American Standard Companies, Inc.	192,098
7,014	Masco Corp.	199,688
		391,786
	Cable/Satellite TV (0.8%)
57,793	Comcast Corp. (Class A)*	1,625,139
14,318	DIRECTV Group, Inc. (The)*	330,889
		1,956,028
	Casino/Gaming (0.2%)
3,475	Harrah's Entertainment, Inc.	296,278
6,174	International Game Technology	245,108
		541,386
	Chemicals: Agricultural (0.3%)
10,131	Monsanto Co.	684,248
	Chemicals: Major Diversified (0.8%)
17,702	Dow Chemical Co. (The)	782,782
17,226	E.I. du Pont de Nemours & Co.	875,770
1,559	Eastman Chemical Co.	100,290
2,170	Hercules Inc.*	42,641
2,653	Rohm & Haas Co.	145,066
		1,946,549
	Chemicals: Specialty (0.4%)
4,035	Air Products & Chemicals, Inc.	324,293
1,060	Ashland Inc.	67,787
5,972	Praxair, Inc.	429,924
2,462	Sigma-Aldrich Corp.	105,054
		927,058

NUMBER OF SHARES		VALUE
	Coal (0.2%)
3,402	CONSOL Energy, Inc.	$156,866
4,934	Peabody Energy Corp.	238,707
		395,573
	Commercial Printing/ Forms (0.1%)
4,071	Donnelley (R.R.) & Sons Co.	177,129
	Computer Communications (1.4%)
8,354	Avaya Inc.*	140,681
112,747	Cisco Systems, Inc.*	3,140,004
10,517	Juniper Networks, Inc.*	264,713
2,965	QLogic Corp.*	49,367
		3,594,765
	Computer Peripherals (0.4%)
38,970	EMC Corp.*	705,357
1,790	Lexmark International, Inc. (Class A)*	88,265
6,917	Network Appliance, Inc.*	201,976
4,225	Seagate Technology Inc. (Escrow) (a)*	0
		995,598
	Computer Processing Hardware (2.3%)
16,066	Apple Inc.*	1,960,695
42,185	Dell, Inc.*	1,204,382
48,634	Hewlett-Packard Co.	2,170,049
3,337	NCR Corp.*	175,326
66,302	Sun Microsystems, Inc.*	348,748
		5,859,200
	Construction Materials (0.1%)
1,771	Vulcan Materials Co.	202,850
	Containers/Packaging (0.2%)
1,922	Ball Corp.	102,193
1,950	Bemis Company, Inc.	64,701
2,477	Pactiv Corp.*	78,991
3,008	Sealed Air Corp.	93,308
1,960	Temple-Inland Inc.	120,599
		459,792

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Contract Drilling (0.5%)
2,813	ENSCO International Inc.	$171,621
5,191	Nabors Industries, Ltd. (Bermuda)*	173,275
2,507	Noble Corp. (Cayman Islands)	244,483
2,060	Rowan Companies, Inc.	84,419
5,351	Transocean Inc. (Cayman Islands)*	567,099
		1,240,897
	Data Processing Services (0.9%)
1,844	Affiliated Computer Services, Inc. (Class A)*	104,592
10,258	Automatic Data Processing, Inc.	497,205
3,229	Computer Sciences Corp.*	190,995
2,547	Convergys Corp.*	61,739
3,034	Fidelity National Information Services, Inc.	164,686
14,036	First Data Corp.	458,556
3,180	Fiserv, Inc.*	180,624
6,323	Paychex, Inc.	247,356
14,390	Western Union Co.	299,744
		2,205,497
	Department Stores (0.4%)
1,157	Dillard's, Inc. (Class A)	41,571
5,991	Kohl's Corp.*	425,541
8,568	Macy's, Inc.	340,835
4,194	Penney (J.C.) Co., Inc.	303,562
		1,111,509
	Discount Stores (1.7%)
2,041	Big Lots, Inc.*	60,046
8,294	Costco Wholesale Corp.	485,365
5,816	Dollar General Corp.	127,487
2,827	Family Dollar Stores, Inc.	97,023
1,549	Sears Holdings Corp.*	262,555
15,813	Target Corp.	1,005,707
45,019	Wal-Mart Stores, Inc.	2,165,864
		4,204,047

NUMBER OF SHARES		VALUE
	Drugstore Chains (0.7%)
28,711	CVS Caremark Corp.	$1,046,516
18,656	Walgreen Co.	812,282
		1,858,798
	Electric Utilities (3.2%)
12,381	AES Corp. (The)*	270,896
3,065	Allegheny Energy, Inc.*	158,583
3,851	Ameren Corp.	188,738
7,394	American Electric Power Co., Inc.	333,026
5,966	CenterPoint Energy, Inc.	103,808
4,162	CMS Energy Corp.	71,586
5,024	Consolidated Edison, Inc.	226,683
3,368	Constellation Energy Group, Inc.	293,589
6,505	Dominion Resources, Inc.	561,447
3,302	DTE Energy Co.	159,222
23,433	Duke Energy Corp.	428,824
6,073	Edison International	340,817
3,697	Entergy Corp.	396,873
12,492	Exelon Corp.	906,919
5,661	FirstEnergy Corp.	366,437
7,560	FPL Group, Inc.	428,954
1,429	Integrys Energy Group, Inc.	72,493
6,539	PG&E Corp.	296,217
1,864	Pinnacle West Capital Corp.	74,280
7,178	PPL Corp.	335,859
4,793	Progress Energy, Inc.	218,513
4,712	Public Service Enterprise Group, Inc.	413,619
13,954	Southern Co. (The)	478,483
3,907	TECO Energy, Inc.	67,122
8,560	TXU Corp.	576,088
7,601	Xcel Energy, Inc.	155,592
		7,924,668
	Electrical Products (0.4%)
3,402	Cooper Industries Ltd. (Class A) (Bermuda)	194,220
14,769	Emerson Electric Co.	691,189
2,643	Molex Inc.	79,316
		964,725

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Electronic Components (0.2%)
3,328	Jabil Circuit, Inc.	$73,449
4,167	MEMC Electronic Materials, Inc.*	254,687
4,238	SanDisk Corp.*	207,408
5,481	Sanmina-SCI Corp.*	17,156
16,852	Solectron Corp.*	62,015
		614,715
	Electronic Equipment/ Instruments (0.4%)
7,353	Agilent Technologies, Inc.*	282,649
3,937	JDS Uniphase Corp.*	52,874
2,930	Rockwell Automation, Inc.	203,459
1,553	Tektronix, Inc.	52,398
17,407	Xerox Corp.*	321,681
		913,061
	Electronic Production Equipment (0.3%)
25,664	Applied Materials, Inc.	509,944
3,559	KLA-Tencor Corp.	195,567
2,344	Novellus Systems, Inc.*	66,499
3,537	Teradyne, Inc.*	62,180
		834,190
	Electronics/Appliance Stores (0.2%)
7,546	Best Buy Co., Inc.	352,172
2,568	Circuit City Stores - Circuit City Group	38,725
2,539	RadioShack Corp.	84,142
		475,039
	Electronics/Appliances (0.2%)
5,359	Eastman Kodak Co.	149,141
1,245	Harman International Industries, Inc.	145,416
1,496	Whirlpool Corp.	166,355
		460,912
	Engineering & Construction (0.1%)
1,639	Fluor Corp.	182,535

NUMBER OF SHARES		VALUE
	Environmental Services (0.2%)
4,753	Allied Waste Industries, Inc.*	$63,975
9,609	Waste Management, Inc.	375,231
		439,206
	Finance/Rental/Leasing (1.4%)
7,654	Capital One Financial Corp.	600,380
3,607	CIT Group, Inc.	197,772
10,994	Countrywide Financial Corp.	399,632
18,042	Fannie Mae	1,178,684
12,285	Freddie Mac	745,699
1,154	Ryder System, Inc.	62,085
7,651	SLM Corp.	440,545
		3,624,797
	Financial Conglomerates (4.1%)
22,073	American Express Co.	1,350,426
91,858	Citigroup, Inc. (Note 4)	4,711,397
63,439	JPMorgan Chase & Co.	3,073,619
4,993	Principal Financial Group, Inc.	291,042
8,742	Prudential Financial, Inc.	849,985
		10,276,469
	Financial Publishing/ Services (0.3%)
2,701	Equifax, Inc.	119,978
6,373	McGraw-Hill Companies, Inc. (The)	433,874
4,271	Moody's Corp.	265,656
		819,508
	Food Distributors (0.1%)
11,501	SYSCO Corp.	379,418
	Food Retail (0.4%)
13,197	Kroger Co. (The)	371,232
8,211	Safeway Inc.	279,420
3,874	SUPERVALU, Inc.	179,444
2,620	Whole Foods Market, Inc.	100,346
		930,442
	Food: Major Diversified (1.0%)
4,071	Campbell Soup Co.	157,996
9,250	ConAgra Foods Inc.	248,455

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
6,434	General Mills, Inc.	$375,874
6,055	Heinz (H.J.) Co.	287,431
4,674	Kellogg Co.	242,066
29,789	Kraft Foods Inc. (Class A)	1,050,062
13,672	Sara Lee Corp.	237,893
		2,599,777
	Food: Meat/Fish/Dairy (0.1%)
2,404	Dean Foods Co.	76,615
4,702	Tyson Foods, Inc. (Class A)	108,334
		184,949
	Food: Specialty/Candy (0.2%)
3,226	Hershey Co. (The)	163,300
2,427	McCormick & Co., Inc. (Non-Voting)	92,663
4,066	Wrigley (Wm.) Jr. Co.	224,890
		480,853
	Forest Products (0.1%)
3,937	Weyerhaeuser Co.	310,747
	Gas Distributors (0.4%)
7,499	Dynegy, Inc. (Class A)*	70,791
3,273	KeySpan Corp.	137,401
854	Nicor Inc.	36,654
5,105	NiSource, Inc.	105,724
3,204	Questar Corp.	169,331
4,901	Sempra Energy	290,286
11,704	Spectra Energy Corp.	303,836
		1,114,023
	Home Building (0.2%)
2,226	Centex Corp.	89,263
5,089	D.R. Horton, Inc.	101,424
1,461	KB Home	57,520
2,571	Lennar Corp. (Class A)	93,996
3,961	Pulte Homes, Inc.	88,924
		431,127
	Home Furnishings (0.1%)
3,307	Leggett & Platt, Inc.	72,919
5,175	Newell Rubbermaid, Inc.	152,300
		225,219

NUMBER OF SHARES		VALUE
	Home Improvement Chains (1.0%)
36,661	Home Depot, Inc. (The)	$1,442,610
27,949	Lowe's Companies, Inc.	857,755
2,080	Sherwin-Williams Co.	138,258
		2,438,623
	Hospital/Nursing Management (0.1%)
1,385	Manor Care, Inc.	90,427
8,791	Tenet Healthcare Corp.*	57,229
		147,656
	Hotels/Resorts/ Cruiselines (0.5%)
8,247	Carnival Corp # (Units) (Panama)	402,206
7,250	Hilton Hotels Corp.	242,658
6,147	Marriott International, Inc. (Class A)	265,796
4,005	Starwood Hotels & Resorts Worldwide, Inc.	268,615
3,385	Wyndham Worldwide Corp.*	122,740
		1,302,015
	Household/Personal Care (2.2%)
8,222	Avon Products, Inc.	302,159
2,819	Clorox Co. (The)	175,060
9,570	Colgate-Palmolive Co.	620,615
2,167	Estee Lauder Companies, Inc. (The) (Class A)	98,620
1,485	International Flavors & Fragrances, Inc.	77,428
8,508	Kimberly-Clark Corp.	569,100
58,477	Procter & Gamble Co. (The)	3,578,208
		5,421,190
	Industrial Conglomerates (5.2%)
13,375	3M Co.	1,160,816
4,437	Danaher Corp.	334,994
191,057	General Electric Co.**	7,313,662
14,480	Honeywell International, Inc.	814,934

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
5,601	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	$307,047
3,389	ITT Corp.	231,401
2,335	Textron, Inc.	257,107
36,856	Tyco International Ltd. (Bermuda)	1,245,364
18,467	United Technologies Corp.	1,309,864
		12,975,189
	Industrial Machinery (0.2%)
7,708	Illinois Tool Works Inc.	417,696
2,158	Parker Hannifin Corp.	211,290
		628,986
	Industrial Specialties (0.1%)
3,317	Ecolab Inc.	141,636
3,057	PPG Industries, Inc.	232,668
		374,304
	Information Technology Services (1.3%)
3,366	Citrix Systems, Inc.*	113,333
2,660	Cognizant Technology Solutions Corp. (Class A)*	199,739
9,450	Electronic Data Systems Corp.	262,049
25,368	International Business Machines Corp.	2,669,982
6,436	Unisys Corp.*	58,825
		3,303,928
	Insurance Brokers/ Services (0.2%)
5,453	AON Corp.	232,352
10,304	Marsh & McLennan Companies, Inc.	318,188
		550,540
	Integrated Oil (6.0%)
39,913	Chevron Corp.	3,362,271
30,352	ConocoPhillips	2,382,632
104,613	Exxon Mobil Corp.	8,774,938
5,036	Hess Corp.	296,923
3,498	Murphy Oil Corp.	207,921
		15,024,685

NUMBER OF SHARES		VALUE
	Internet Retail (0.2%)
5,797	Amazon.com, Inc.*	$396,573
4,048	IAC/InterActiveCorp*	140,101
		536,674
	Internet Software/ Services (1.1%)
4,057	Google, Inc. (Class A)*	2,123,353
4,570	VeriSign, Inc.*	145,006
22,461	Yahoo!, Inc.*	609,367
		2,877,726
	Investment Banks/ Brokers (2.8%)
4,369	Ameriprise Financial, Inc.	277,737
2,233	Bear Stearns Companies, Inc. (The)	312,620
18,790	Charles Schwab Corp. (The)	385,571
662	Chicago Mercantile Exchange Holdings Inc. (Class A)	353,746
7,963	E*TRADE Group, Inc.*	175,903
7,586	Goldman Sachs Group, Inc. (The)	1,644,265
9,807	Lehman Brothers Holdings Inc.	730,818
16,171	Merrill Lynch & Co., Inc.	1,351,572
21,160	Morgan Stanley (Note 4)	1,774,901
		7,007,133
	Investment Managers (0.7%)
1,660	Federated Investors, Inc. (Class B)	63,628
3,121	Franklin Resources, Inc.	413,439
3,443	Janus Capital Group, Inc.	95,853
2,451	Legg Mason, Inc.	241,129
7,754	Mellon Financial Corp.	341,176
4,945	Price (T.) Rowe Group, Inc.	256,596
6,223	State Street Corp.	425,653
		1,837,474
	Life/Health Insurance (0.9%)
9,084	AFLAC, Inc.	466,918
7,769	Genworth Financial Inc. (Class A)	267,254

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
5,028	Lincoln National Corp.	$356,737
13,772	MetLife, Inc. (Note 4)	888,018
1,827	Torchmark Corp.	122,409
6,387	UnumProvident Corp.	166,765
		2,268,101
	Major Banks (5.0%)
82,412	Bank of America Corp.	4,029,123
14,091	Bank of New York Co., Inc. (The)	583,931
10,103	BB&T Corp.	410,990
2,939	Comerica, Inc.	174,782
4,390	Huntington Bancshares, Inc.	99,829
7,285	KeyCorp	250,094
10,692	National City Corp.	356,257
6,453	PNC Financial Services Group, Inc.	461,906
13,087	Regions Financial Corp.	433,180
6,622	SunTrust Banks, Inc.	567,770
32,289	U.S. Bancorp	1,063,923
35,524	Wachovia Corp.	1,820,605
62,021	Wells Fargo & Co.	2,181,279
		12,433,669
	Major Telecommunications (3.5%)
6,416	ALLTEL Corp.	433,401
114,498	AT&T Inc.	4,751,667
2,806	Embarq Corp.	177,816
53,737	Sprint Nextel Corp.	1,112,893
53,917	Verizon Communications, Inc.	2,219,763
		8,695,540
	Managed Health Care (1.3%)
9,626	Aetna, Inc.	475,524
5,345	CIGNA Corp.	279,116
2,973	Coventry Health Care, Inc.*	171,393
3,108	Humana, Inc.*	189,308
24,886	UnitedHealth Group Inc.	1,272,670
11,416	WellPoint Inc.*	911,339
		3,299,350

NUMBER OF SHARES		VALUE
	Media Conglomerates (1.9%)
13,604	CBS Corp. (Class B)	$453,285
36,800	Disney (Walt) Co. (The)	1,256,352
43,255	News Corp. (Class A)	917,439
70,298	Time Warner, Inc.	1,479,070
12,798	Viacom, Inc. (Class B)*	532,781
		4,638,927
	Medical Distributors (0.4%)
3,532	AmerisourceBergen Corp.	174,728
7,143	Cardinal Health, Inc.	504,582
5,506	McKesson Corp.	328,378
2,594	Patterson Companies, Inc.*	96,678
		1,104,366
	Medical Specialties (2.0%)
3,421	Applera Corp. - Applied Biosystems Group	104,477
1,925	Bard (C.R.), Inc.	159,063
1,033	Bausch & Lomb, Inc.	71,732
12,113	Baxter International, Inc.	682,446
4,559	Becton, Dickinson & Co.	339,646
4,565	Biomet, Inc.	208,712
22,075	Boston Scientific Corp.*	338,631
2,907	Hospira, Inc.*	113,489
21,385	Medtronic, Inc.	1,109,026
2,293	Pall Corp.	105,455
2,271	PerkinElmer, Inc.	59,182
6,283	St. Jude Medical, Inc.*	260,682
5,558	Stryker Corp.	350,654
7,830	Thermo Fisher Scientific, Inc.*	404,968
2,394	Varian Medical Systems, Inc.*	101,769
1,893	Waters Corp.*	112,368
4,421	Zimmer Holdings, Inc.*	375,299
		4,897,599
	Miscellaneous Commercial Services (0.0%)
2,530	Cintas Corp.	99,758

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Miscellaneous Manufacturing (0.1%)
3,816	Dover Corp.	$195,188
	Motor Vehicles (0.4%)
34,916	Ford Motor Co.*	328,909
10,543	General Motors Corp.	398,525
4,801	Harley-Davidson, Inc.	286,188
		1,013,622
	Multi-Line Insurance (1.8%)
48,177	American International Group, Inc.	3,373,835
5,881	Hartford Financial Services Group, Inc. (The)	579,337
8,278	Loews Corp.	422,012
1,968	SAFECO Corp.	122,528
		4,497,712
	Office Equipment/ Supplies (0.1%)
1,708	Avery Dennison Corp.	113,548
4,106	Pitney Bowes, Inc.	192,243
		305,791
	Oil & Gas Pipelines (0.2%)
13,017	El Paso Corp.	224,283
11,144	Williams Companies, Inc. (The)	352,373
		576,656
	Oil & Gas Production (1.4%)
8,632	Anadarko Petroleum Corp.	448,778
6,169	Apache Corp.	503,329
7,633	Chesapeake Energy Corp.	264,102
8,285	Devon Energy Corp.	648,633
4,548	EOG Resources, Inc.	332,277
15,484	Occidental Petroleum Corp.	896,214
7,119	XTO Energy Inc.	427,852
		3,521,185
	Oil Refining/Marketing (0.7%)
12,894	Marathon Oil Corp.	773,124
2,262	Sunoco, Inc.	180,236
10,195	Valero Energy Corp.	753,003
		1,706,363

NUMBER OF SHARES		VALUE
	Oilfield Services/ Equipment (1.6%)
5,969	Baker Hughes Inc.	$502,172
5,466	BJ Services Co.	155,453
17,035	Halliburton Co.	587,708
3,277	National Oilwell-Varco, Inc.*	341,594
21,887	Schlumberger Ltd. (Netherlands Antilles)	1,859,082
3,717	Smith International, Inc.	217,965
6,303	Weatherford International Ltd. (Bermuda)*	348,178
		4,012,152
	Other Consumer Services (0.4%)
2,609	Apollo Group, Inc.(Class A)*	152,444
6,008	Block (H&R), Inc.	140,407
21,022	eBay, Inc.*	676,488
		969,339
	Other Consumer Specialties (0.1%)
2,842	Fortune Brands, Inc.	234,096
	Packaged Software (3.1%)
10,969	Adobe Systems, Inc.*	440,405
4,319	Autodesk, Inc.*	203,339
3,802	BMC Software, Inc.*	115,201
7,668	CA Inc.	198,064
5,593	Compuware Corp.*	66,333
6,386	Intuit Inc.*	192,091
156,342	Microsoft Corp.	4,607,399
6,468	Novell, Inc.*	50,386
73,511	Oracle Corp.*	1,448,902
16,732	Symantec Corp.*	337,986
		7,660,106
	Personnel Services (0.1%)
2,395	Monster Worldwide, Inc.*	98,435
3,131	Robert Half International, Inc.	114,282
		212,717
	Pharmaceuticals: Generic Drugs (0.1%)
1,988	Barr Pharmaceuticals Inc.*	99,857
4,562	Mylan Laboratories, Inc.	82,983
1,911	Watson Pharmaceuticals, Inc.*	62,165
		245,005

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals: Major (5.8%)
28,605	Abbott Laboratories	$1,531,798
36,548	Bristol-Myers Squibb Co.	1,153,455
18,391	Eli Lilly & Co.	1,027,689
53,791	Johnson & Johnson	3,314,601
40,248	Merck & Co., Inc.	2,004,350
130,333	Pfizer, Inc.	3,332,615
27,732	Schering-Plough Corp.	844,162
24,980	Wyeth	1,432,353
		14,641,023
	Pharmaceuticals: Other (0.3%)
5,732	Allergan, Inc.	330,392
5,925	Forest Laboratories, Inc.*	270,476
4,533	King Pharmaceuticals, Inc.*	92,745
		693,613
	Precious Metals (0.4%)
6,987	Freeport-McMoRan Copper & Gold, Inc. (Class B)	578,663
8,406	Newmont Mining Corp.	328,338
		907,001
	Property - Casualty Insurers (1.2%)
6,090	ACE Ltd. (Cayman Islands)	380,747
11,280	Allstate Corp. (The) (Note 4)	693,833
7,456	Chubb Corp. (The)	403,668
3,222	Cincinnati Financial Corp.	139,835
13,672	Progressive Corp. (The)	327,171
12,331	Travelers Companies, Inc. (The)	659,709
3,375	XL Capital Ltd. (Class A) (Cayman Islands)	284,479
		2,889,442
	Publishing: Books/ Magazines (0.0%)
740	Meredith Corp.	45,584
	Publishing: Newspapers (0.2%)
1,242	Dow Jones & Co., Inc.	71,353
4,377	Gannett Co., Inc.	240,516

NUMBER OF SHARES		VALUE
2,683	New York Times Co. (The) (Class A)	$68,148
1,556	Scripps (E.W.) Co. (Class A)	71,094
1,569	Tribune Co.	46,129
		497,240
	Pulp & Paper (0.2%)
8,089	International Paper Co.	315,875
3,401	MeadWestvaco Corp.	120,123
		435,998
	Railroads (0.8%)
6,691	Burlington Northern Santa Fe Corp.	569,672
8,142	CSX Corp.	367,041
7,302	Norfolk Southern Corp.	383,866
5,047	Union Pacific Corp.	581,162
		1,901,741
	Real Estate Development (0.0%)
3,482	CB Richard Ellis Group, Inc. (Class A)*	127,093
	Real Estate Investment Trusts (1.1%)
1,819	Apartment Investment & Management Co. (Class A)	91,714
4,108	Archstone-Smith Trust	242,824
1,508	AvalonBay Communities, Inc.	179,271
2,217	Boston Properties, Inc.	226,422
2,363	Developers Diversified Realty Corp.	124,554
5,399	Equity Residential	246,356
9,708	Host Hotels & Resorts Inc.	224,449
4,214	Kimco Realty Corp.	160,427
3,305	Plum Creek Timber Co., Inc.	137,686
4,776	ProLogis	271,754
2,287	Public Storage, Inc.	175,687
4,130	Simon Property Group, Inc.	384,255
2,430	Vornado Realty Trust	266,911
		2,732,310

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Recreational Products (0.2%)
1,691	Brunswick Corp.	$55,177
5,779	Electronic Arts Inc.*	273,462
2,998	Hasbro, Inc.	94,167
7,329	Mattel, Inc.	185,350
		608,156
	Regional Banks (0.7%)
3,496	Commerce Bancorp, Inc.	129,317
2,430	Compass Bancshares, Inc.	167,621
10,215	Fifth Third Bancorp	406,251
2,336	First Horizon National Corp.	91,104
1,460	M&T Bank Corp.	156,074
4,767	Marshall & Ilsley Corp.	227,052
3,515	Northern Trust Corp.	225,804
6,088	Synovus Financial Corp.	186,902
2,050	Zions Bancorporation	157,666
		1,747,791
	Restaurants (0.8%)
2,626	Darden Restaurants, Inc.	115,518
22,171	McDonald's Corp.	1,125,400
13,757	Starbucks Corp.*	360,984
1,648	Wendy's International, Inc.	60,564
9,828	Yum! Brands, Inc.	321,572
		1,984,038
	Savings Banks (0.4%)
8,998	Hudson City Bancorp, Inc.	109,956
6,731	Sovereign Bancorp, Inc.	142,293
16,572	Washington Mutual, Inc.	706,630
		958,879
	Semiconductors (2.2%)
10,222	Advanced Micro Devices, Inc.*	146,175
6,646	Altera Corp.	147,076
6,074	Analog Devices, Inc.	228,625
8,640	Broadcom Corp. (Class A)*	252,720
107,895	Intel Corp.	2,563,585
4,714	Linear Technology Corp.	170,553
14,306	LSI Logic Corp.*	107,438
5,978	Maxim Integrated Products, Inc.	199,725

NUMBER OF SHARES		VALUE
14,070	Micron Technology, Inc.*	$176,297
5,181	National Semiconductor Corp.	146,467
6,628	NVIDIA Corp.*	273,803
2,259	PMC - Sierra, Inc.*	17,462
26,625	Texas Instruments Inc.	1,001,899
5,532	Xilinx, Inc.	148,092
		5,579,917
	Services to the Health Industry (0.4%)
5,056	Express Scripts, Inc.*	252,851
3,638	IMS Health Inc.	116,889
2,184	Laboratory Corp. of America Holdings*	170,920
5,202	Medco Health Solutions Inc.*	405,704
2,960	Quest Diagnostics Inc.	152,884
		1,099,248
	Specialty Insurance (0.2%)
1,908	Ambac Financial Group, Inc.	166,359
1,870	Assurant, Inc.	110,180
2,429	MBIA Inc.	151,132
1,578	MGIC Investment Corp.	89,725
		517,396
	Specialty Stores (0.4%)
2,806	AutoNation, Inc.*	62,967
944	AutoZone, Inc.*	128,969
5,086	Bed Bath & Beyond Inc.*	183,045
5,154	Office Depot, Inc.*	156,166
1,425	OfficeMax Inc.	56,003
13,282	Staples, Inc.	315,182
2,523	Tiffany & Co.	133,870
		1,036,202
	Specialty Telecommunications (0.2%)
2,076	CenturyTel, Inc.	101,828
6,314	Citizens Communications Co.	96,415
28,846	Qwest Communications International, Inc.*	279,806
8,887	Windstream Corp.	131,172
		609,221

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Steel (0.3%)
1,901	Allegheny Technologies, Inc.	$199,377
5,613	Nucor Corp.	329,202
2,209	United States Steel Corp.	240,229
		768,808
	Telecommunication Equipment (1.2%)
586	ADC Telecommunications, Inc.*	10,741
1,587	Ciena Corp.*	57,338
29,260	Corning, Inc.*	747,593
42,984	Motorola, Inc.	760,817
30,878	QUALCOMM, Inc.	1,339,796
8,152	Tellabs, Inc.*	87,716
		3,004,001
	Tobacco (1.2%)
39,119	Altria Group, Inc.	2,743,807
3,196	Reynolds American, Inc.	208,379
2,994	UST, Inc.	160,808
		3,112,994
	Tools/Hardware (0.1%)
1,247	Black & Decker Corp.	110,123
1,120	Snap-On, Inc.	56,571
1,574	Stanley Works (The)	95,542
		262,236
	Trucks/Construction/ Farm Machinery (0.9%)
11,893	Caterpillar Inc.	931,222
1,942	Cummins Inc.	196,550
4,229	Deere & Co.	510,609
4,628	PACCAR, Inc.	402,821
1,913	Terex Corp.*	155,527
		2,196,729
	Wholesale Distributors (0.1%)
3,178	Genuine Parts Co.	157,629
1,361	Grainger (W.W.), Inc.	126,641
		284,270
	Total Common Stocks (Cost $160,297,677)	248,384,441

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (b) (0.9%)
	Investment Company
$2,236	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $2,236,314)	$2,236,314
Total Investments (Cost $162,533,991) (c)(d)	100.2%	250,620,755
Liabilities in Excess of Other Assets	(0.2)	(403,720)
Net Assets	100.0%	$250,217,035

*  Non-income producing security.

**  A portion of this security has been physically segregated in connection with open futures contracts in the amount of $84,000.

#  Consists of one or more class of securities traded together as a unit. Stocks with attached paired trust shares.

(a)  A security with total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(b)  See Note 4 to the financial statements regarding Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

(c)  Securities have been designated as collateral in an amount equal to $2,199,825 in connection with open futures contracts.

(d)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $93,795,498 and the aggregate gross unrealized depreciation is $5,708,734, resulting in net unrealized appreciation of $88,086,764.

FUTURES CONTRACTS OPEN AT JUNE 30, 2007:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED DEPRECIATION
6	Long	S&P 500 Index September 2007	$2,273,100	$(10,744)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - S&P 500 Index

Summary of Investments  ■  June 30, 2007 (unaudited)

SECTOR	VALUE	PERCENT OF TOTAL INVESTMENTS
Finance	$51,468,806	20.5%
Electronic Technology	25,859,950	10.3
Health Technology	23,477,776	9.4
Energy Minerals	20,647,806	8.2
Producer Manufacturing	18,335,885	7.3
Consumer Non-Durables	18,071,851	7.2
Technology Services	16,047,257	6.4
Retail Trade	13,520,358	5.4
Consumer Services	12,303,268	4.9
Communications	9,304,761	3.7
Utilities	9,038,691	3.6
Industrial Services	6,451,446	2.6
Process Industries	5,230,555	2.1

SECTOR	VALUE		PERCENT OF TOTAL INVESTMENTS
Health Services	$4,546,254		1.8%
Transportation	4,358,427		1.8
Consumer Durables	3,368,534		1.4
Non-Energy Minerals	2,846,357		1.1
Investment Company	2,236,314		0.9
Distribution Services	1,768,054		0.7
Commercial Services	1,738,405		0.7
	$250,620,755	*	100.0%

* Does not include open futures contracts with an underlying face amount of $2,273,100 with unrealized depreciation of $10,744.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Advantage

Portfolio of Investments  ■  June 30, 2007 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.6%)
	Australia (2.9%)
	Data Processing Services
45,000	Computershare Ltd.	$430,623
	Other Consumer Services
57,000	A.B.C. Learning Centres Ltd.	334,327
	Total Australia	764,950
	Bermuda (1.6%)
	Multi-Line Insurance
10,502	Axis Capital Holdings Ltd.	426,906
	Canada (1.2%)
	Food: Specialty/Candy
27,900	SunOpta Inc.*	311,085
	France (1.2%)
	Pharmaceuticals: Other
6,200	Ipsen S.A.	318,838
	Germany (5.0%)
	Apparel/Footwear
8,808	Adidas AG	557,611
	Financial Conglomerates
5,554	Hypo Real Estate Holding AG	360,854
	Medical Specialties
5,400	Fresenius AG	415,961
	Total Germany	1,334,426
	Greece (3.2%)
	Regional Banks
14,376	EFG Eurobank Ergasias	470,812
	Wireless Telecommunications
11,900	Cosmote Mobile Telecommunications S.A.	368,466
	Total Greece	839,278
	Hong Kong (4.6%)
	Apparel/Footwear Retail
55,500	Esprit Holdings Ltd.	704,122

NUMBER OF SHARES		VALUE
	Wholesale Distributors
146,200	Li & Fung Ltd.	$526,343
	Total Hong Kong	1,230,465
	Israel (2.0%)
	Pharmaceuticals: Other
13,200	Teva Pharmaceutical Industries Ltd. (ADR)	544,500
	Italy (2.7%)
	Major Banks
79,800	UniCredito Italiano SpA	715,996
	Japan (3.1%)
	Home Building
9,900	Daito Trust Construction Co., Ltd.	472,502
	Industrial Machinery
25,500	OSG Corp.	352,053
	Total Japan	824,555
	Mexico (1.2%)
	Beverages: Non-Alcoholic
7,800	Fomento Economico Mexicano, S.A.B. de C.V. (ADR) (Units) †	306,696
	Singapore (5.5%)
	Airlines
37,000	Singapore Airlines Ltd.	454,551
	Electronic Components
25,900	Flextronics International Ltd.*	279,720
	Marine Shipping
293,000	Cosco Corp (Singapore) Ltd.	716,082
	Total Singapore	1,450,353
	South Africa (1.2%)
	Pharmaceuticals: Generic Drugs
61,700	Aspen Pharmacare Holdings Ltd.*	321,744

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Advantage

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Spain (6.9%)
	Apparel/Footwear Retail
5,500	Industria de Diseno Textil, S.A. (Inditex)	$325,787
	Major Banks
15,331	Banco Bilbao Vizcaya Argentaria, S.A.	377,603
30,384	Banco Santander Central Hispano S.A.	562,915
		940,518
	Major Telecommunications
24,938	Telefonica S.A.	558,202
	Total Spain	1,824,507
	Switzerland (2.5%)
	Chemicals: Specialty
2,800	Lonza Group AG (Registered Shares)	258,151
	Financial Conglomerates
6,866	UBS AG (Registered Shares)	413,770
	Total Switzerland	671,921
	Taiwan (1.1%)
	Semiconductors
25,641	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	285,380
	United Kingdom (11.1%)
	Beverages: Alcoholic
27,400	SABMiller PLC	696,439
	Investment Managers
26,400	Bluebay Asset Management PLC	262,366
29,626	Man Group PLC	362,234
121,800	RAB Capital PLC	246,372
		870,972
	Major Banks
19,169	Standard Chartered PLC	627,315

NUMBER OF SHARES		VALUE
	Miscellaneous Commercial Services
21,321	Intertek Group PLC	$421,213
	Pharmaceuticals: Other
13,487	Shire PLC	336,036
	Total United Kingdom	2,951,975
	United States (40.6%)
	Apparel/Footwear
6,660	Under Armour, Inc. (Class A)*	304,029
	Beverages: Non-Alcoholic
5,300	PepsiCo, Inc.	343,705
	Biotechnology
5,141	Genentech, Inc.*	388,968
9,400	Gilead Sciences, Inc.*	364,438
		753,406
	Computer Processing Hardware
6,779	Apple Inc.*	827,309
	Data Processing Services
19,800	Western Union Co.	412,434
	Electric Utilities
6,800	Constellation Energy Group, Inc.	592,756
	Electronic Components
17,000	Amphenol Corporation (Class A)	606,050
	Financial Conglomerates
5,950	Prudential Financial, Inc.	578,519
	Insurance Brokers/Services
13,500	Willis Group Holdings Ltd.	594,810
	Investment Banks/Brokers
1,700	Goldman Sachs Group, Inc. (The)	368,475
4,709	Merrill Lynch & Co., Inc.	393,578
		762,053
	Life/Health Insurance
9,700	AFLAC Inc.	498,580

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Advantage

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Media Conglomerates
32,316	News Corp. (Class A)	$685,422
	Medical Specialties
5,200	Bard (C.R.), Inc.	429,676
9,800	Thermo Fisher Scientific, Inc.*	506,856
8,600	West Pharmaceutical Services, Inc.	405,490
		1,342,022
	Miscellaneous Commercial Services
10,700	FTI Consulting Inc.*	406,921
	Real Estate Development
11,800	CB Richard Ellis Group, Inc. (Class A)*	430,700
	Specialty Stores
12,640	Staples, Inc.	299,947
	Telecommunication Equipment
11,741	Corning, Inc.*	299,983
	Wireless Telecommunications
13,300	Metropcs Communications Inc.*	439,432
7,300	NII Holdings Inc.*	589,402
		1,028,834
	Total United States	10,767,480
	Total Common Stocks (Cost $19,757,293)	25,891,055
	Investment Companies (1.3%) United States
	Investment Trusts/Mutual Funds
14,900	KKR Private Equity Investors LP (Cost $367,807)	335,250

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (a) (1.1%) Investment Company
$295	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $295,103)	$295,103
Total Investments (Cost $20,420,203) (b)	100.0%	26,521,408
Liabilities in Excess of Other Assets	0.0	(10,280)
Net Assets	100.0%	$26,511,128

ADR  American Depositary Receipt.

  *  Non-income producing security.

  †  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (a)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (b)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,366,753 and the aggregate gross unrealized depreciation is $265,548, resulting in net unrealized appreciation of $6,101,205.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Advantage

Summary of Investments  ■  June 30, 2007 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Major Banks	$2,283,829	8.6%
Medical Specialties	1,757,983	6.6
Wireless Telecommunications	1,397,300	5.3
Financial Conglomerates	1,353,143	5.1
Pharmaceuticals: Other	1,199,374	4.5
Apparel/Footwear Retail	1,029,909	3.9
Electronic Components	885,770	3.3
Investment Managers	870,972	3.3
Apparel/Footwear	861,640	3.3
Data Processing Services	843,057	3.2
Miscellaneous Commercial Services	828,134	3.1
Computer Processing Hardware	827,309	3.1
Investment Banks/Brokers	762,053	2.9
Biotechnology	753,406	2.8
Marine Shipping	716,082	2.7
Beverages: Alcoholic	696,439	2.6
Media Conglomerates	685,422	2.6
Beverages: Non-Alcoholic	650,401	2.5
Insurance Brokers/Services	594,810	2.2

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Electric Utilities	$592,756	2.2%
Major Telecommunications	558,202	2.1
Wholesale Distributors	526,343	2.0
Life/Health Insurance	498,580	1.9
Home Building	472,502	1.8
Regional Banks	470,812	1.8
Airlines	454,551	1.7
Real Estate Development	430,700	1.6
Multi-Line Insurance	426,906	1.6
Industrial Machinery	352,053	1.3
Investment Trusts/Mutual Funds	335,250	1.3
Other Consumer Services	334,327	1.3
Pharmaceuticals: Generic Drugs	321,744	1.2
Food: Specialty/Candy	311,085	1.2
Telecommunication Equipment	299,983	1.1
Specialty Stores	299,947	1.1
Investment Company	295,103	1.1
Semiconductors	285,380	1.1
Chemicals: Specialty	258,151	1.0
	$26,521,408	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments  ■  June 30, 2007 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (96.5%)
	Air Freight/Couriers (5.3%)
33,773	C.H. Robinson Worldwide, Inc.	$1,773,758
31,261	Expeditors International of Washington, Inc.	1,291,079
		3,064,837
	Apparel/Footwear Retail (2.6%)
20,988	Abercrombie & Fitch Co. (Class A)	1,531,704
	Biotechnology (2.2%)
21,995	Techne Corp.*	1,258,334
	Broadcasting (3.0%)
62,618	Grupo Televisa S.A. (ADR) (Mexico)	1,728,883
	Casino/Gaming (2.5%)
16,009	Wynn Resorts, Ltd.*	1,435,847
	Chemicals: Agricultural (6.1%)
52,655	Monsanto Co.	3,556,319
	Discount Stores (7.6%)
29,412	Costco Wholesale Corp.	1,721,190
15,931	Sears Holdings Corp.*	2,700,305
		4,421,495
	Financial Conglomerates (10.2%)
40,559	American Express Co.	2,481,400
87,085	Brookfield Asset Management Inc. (Class A) (Canada)	3,474,692
		5,956,092
	Financial Publishing/ Services (3.7%)
35,034	Moody's Corp.	2,179,115
	Hotels/Resorts/ Cruiselines (2.6%)
16,811	Accor S.A. (France)	1,495,151
	Internet Retail (4.8%)
40,916	Amazon.com, Inc.*	2,799,063

NUMBER OF SHARES		VALUE
	Internet Software/ Services (9.1%)
7,276	Google, Inc. (Class A)*	$3,808,113
53,865	Yahoo!, Inc.*	1,461,357
		5,269,470
	Investment Banks/ Brokers (2.4%)
20,564	Greenhill & Co., Inc.	1,412,952
	Investment Trusts/ Mutual Funds (3.0%)
88,252	Aeroplan Income Fund† (Units) (Canada)	1,760,562
	Medical Specialties (3.1%)
33,396	Dade Behring Holdings, Inc.	1,773,996
	Miscellaneous Commercial Services (2.8%)
24,759	Corporate Executive Board Co. (The)	1,607,107
	Oil & Gas Production (4.2%)
44,408	Ultra Petroleum Corp. (Canada)*	2,453,098
	Other Consumer Services (4.8%)
86,347	eBay, Inc.*	2,778,646
	Personnel Services (2.3%)
32,801	Monster Worldwide, Inc.*	1,348,121
	Property - Casualty Insurers (2.7%)
441	Berkshire Hathaway, Inc. (Class B)*	1,589,805
	Specialty Telecommunications (2.0%)
38,877	Cogent Communications Group, Inc.*	1,161,256
	Steel (2.2%)
21,598	Nucor Corp.	1,266,723
	Water Utilities (1.9%)
39,829	Nalco Holding Co.*	1,093,306

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Wholesale Distributors (2.0%)
328,000	Li & Fung Ltd. (Hong Kong)	$1,180,852
	Wireless Telecommunications (3.4%)
31,922	America Movil SAB de C.V. (Series L) (ADR) (Mexico)	1,976,930
	Total Common Stocks (Cost $44,339,773)	56,099,664
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investment (a) (3.6%) Investment Company
$2,126	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $2,125,944)	$2,125,944
Total Investments (Cost $46,465,717) (b)	100.1%	58,225,608
Liabilities in Excess of Other Assets	(0.1)	(79,353)
Net Assets	100.0%	$58,146,255

ADR  American Depositary Receipt.

  †  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  *  Non-income producing security.

  (a)  See Note 4 to the financial statements regarding Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (b)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $13,539,581 and the aggregate gross unrealized depreciation is $1,779,690, resulting in net unrealized appreciation of $11,759,891.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Summary of Investments  ■  June 30, 2007 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Financial Conglomerates	$5,956,092	10.2%
Internet Software/ Services	5,269,470	9.0
Discount Stores	4,421,495	7.6
Chemicals: Agricultural	3,556,319	6.1
Air Freight/Couriers	3,064,837	5.3
Internet Retail	2,799,063	4.8
Other Consumer Services	2,778,646	4.8
Oil & Gas Production	2,453,098	4.2
Financial Publishing/ Services	2,179,115	3.7
Investment Company	2,125,944	3.7
Wireless Telecommunications	1,976,930	3.4
Medical Specialties	1,773,996	3.0
Investment Trusts/ Mutual Funds	1,760,562	3.0
Broadcasting	1,728,883	3.0

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Miscellaneous Commercial Services	$1,607,107	2.8%
Property - Casualty Insurers	1,589,805	2.7
Apparel/Footwear Retail	1,531,704	2.6
Hotels/Resorts/ Cruiselines	1,495,151	2.6
Casino/Gaming	1,435,847	2.5
Investment Banks/ Brokers	1,412,952	2.4
Personnel Services	1,348,121	2.3
Steel	1,266,723	2.2
Biotechnology	1,258,334	2.2
Wholesale Distributors	1,180,852	2.0
Specialty Telecommunications	1,161,256	2.0
Water Utilities	1,093,306	1.9
	$58,225,608	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (67.8%)
	Advertising/Marketing Services (0.9%)
58,710	Omnicom Group, Inc.	$3,106,933
	Aerospace & Defense (2.1%)
51,060	Northrop Grumman Corp. (c)	3,976,042
58,965	Raytheon Co.	3,177,624
		7,153,666
	Biotechnology (2.9%)
61,030	Celgene Corp.* (c)	3,498,850
81,120	Gilead Sciences, Inc.*	3,145,022
109,630	Vertex Pharmaceuticals Inc.* (c)	3,131,033
		9,774,905
	Broadcasting (0.0%)
4,390	Citadel Broadcasting Corp.	28,309
	Chemicals: Major Diversified (0.7%)
56,755	Dow Chemical Co. (The)	2,509,706
	Computer Communications (0.9%)
103,970	Cisco Systems, Inc.*	2,895,564
	Computer Peripherals (0.8%)
152,865	EMC Corp.* (c)	2,766,857
	Computer Processing Hardware (2.7%)
37,957	Apple Computer Inc.*	4,632,272
157,490	Dell Inc.*	4,496,339
		9,128,611
	Department Stores (0.6%)
30,485	Kohl's Corp.*	2,165,350
	Discount Stores (0.6%)
37,085	Costco Wholesale Corp.	2,170,214
	Electrical Products (0.6%)
43,010	Emerson Electric Co.	2,012,868
	Electronics/Appliances (1.3%)
84,650	Sony Corp. (ADR) (Japan)	4,348,471
	Environmental Services (0.2%)
14,165	Waste Management, Inc.	553,143
	Financial Conglomerates (3.8%)
74,105	American Express Co.	4,533,744
73,380	Citigroup, Inc.	3,763,660
95,935	JPMorgan Chase & Co.	4,648,051
		12,945,455

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Food: Major Diversified (2.8%)
79,730	Kellogg Co.	$4,129,217
149,245	Kraft Foods Inc. (Class A)	5,260,886
		9,390,103
	Forest Products (2.0%)
84,640	Weyerhaeuser Co.	6,680,635
	Household/Personal Care (1.0%)
52,835	Colgate-Palmolive Co.	3,426,350
	Industrial Conglomerates (0.6%)
51,620	General Electric Co.	1,976,014
	Information Technology Services (1.4%)
44,647	International Business Machines Corp. (c)	4,699,097
	Integrated Oil (2.2%)
43,480	Exxon Mobil Corp.	3,647,102
62,224	Hess Corp.	3,668,727
		7,315,829
	Internet Software/Services (1.4%)
3,670	Google, Inc. (Class A)*	1,920,805
99,676	Yahoo!, Inc.* (c)	2,704,210
		4,625,015
	Investment Banks/Brokers (1.4%)
233,465	Schwab (Charles) Corp. (The)	4,790,702
	Major Banks (2.2%)
82,420	Bank of America Corp.	4,029,514
96,785	Wells Fargo & Co.	3,403,928
		7,433,442
	Marine Shipping (1.1%)
53,355	Tidewater, Inc. (c)	3,781,802
	Media Conglomerates (1.3%)
57,160	Disney (Walt) Co. (The)	1,951,442
116,165	Time Warner, Inc.	2,444,112
		4,395,554
	Medical Specialties (4.0%)
207,190	Applera Corp. - Celera Genomics Group*	2,569,156
41,280	Bard (C.R.), Inc.	3,410,966
95,180	St. Jude Medical, Inc.* (c)	3,949,018
67,055	Thermo Fisher Scientific, Inc.*	3,468,085
		13,397,225

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Motor Vehicles (0.9%)
82,035	Honda Motor Co., Ltd. (ADR) (Japan)	$2,977,050
	Oilfield Services/Equipment (1.7%)
72,575	Halliburton Co.	2,503,838
53,460	Smith International, Inc.	3,134,894
		5,638,732
	Other Metals/Minerals (1.2%)
44,830	Southern Copper Corp. (c)	4,225,676
	Packaged Software (3.9%)
155,730	Microsoft Corp.	4,589,363
322,235	Oracle Corp.*	6,351,252
98,560	Sybase, Inc.*	2,354,598
		13,295,213
	Pharmaceuticals: Major (2.4%)
56,680	Johnson & Johnson	3,492,622
78,285	Wyeth	4,488,862
		7,981,484
	Property - Casualty Insurers (1.3%)
69,580	Allstate Corp. (The) (Note 4)	4,279,866
	Pulp & Paper (1.0%)
96,900	MeadWestvaco Corp. (c)	3,422,508
	Recreational Products (0.8%)
108,365	Mattel, Inc.	2,740,551
	Restaurants (0.8%)
54,770	McDonald's Corp.	2,780,125
	Semiconductors (1.7%)
142,235	Intel Corp.	3,379,504
213,858	Taiwan Semiconductor Manufacturing Company Ltd. (ADR) (Taiwan)	2,380,239
		5,759,743
	Specialty Telecommunications (4.2%)
372,320	Citizens Communications Co. (c)	5,685,326
144,430	Fairpoint Communications, Inc.	2,563,632
398,105	Windstream Corp.	5,876,030
		14,124,988
	Steel (3.3%)
66,170	Nucor Corp.	3,880,870
67,590	United States Steel Corp. (c)	7,350,413
		11,231,283

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF SHARES		VALUE
	Telecommunication Equipment (2.0%)
138,230	Motorola, Inc.	$2,446,671
152,010	Nokia Corp. (ADR) (Finland)	4,273,001
		6,719,672
	Tobacco (2.6%)
57,370	Altria Group, Inc.	4,023,932
87,760	UST, Inc. (c)	4,713,590
		8,737,522
	Trucks/Construction/Farm Machinery (0.5%)
23,660	Caterpillar Inc.	1,852,578
	Total Common Stocks (Cost $151,162,887)	229,238,811

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Coporate Bonds (5.2%)
	Aerospace & Defense (0.1%)
$259	Systems 2001 Asset Trust - 144A** (Cayman Islands)	6.664%	09/15/13	268,364
	Airlines (0.1%)
334	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	352,969
	Beverages: Alcoholic (0.1%)
205	FBG Finance Ltd. - 144A** (Australia)	5.125	06/15/15	192,432
195	Miller Brewing Co. - 144A**	4.25	08/15/08	192,107
				384,539
	Cable/Satellite TV (0.0%)
110	Comcast Cable Communications, Inc.	6.75	01/30/11	113,946
25	Comcast Corp.	7.625	02/15/08	25,293
				139,239
	Chemicals: Major Diversified (0.0%)
105	ICI Wilmington Inc.	4.375	12/01/08	103,266
	Department Stores (0.1%)
275	May Department Stores Co.	5.95	11/01/08	275,409
175	May Department Stores Co.	6.70	07/15/34	163,168
				438,577
	Drugstore Chains (0.1%)
100	CVS Caremark Corp.	5.75	06/01/17	96,661
55	CVS Corp.	5.75	08/15/11	55,046
163	CVS Lease Pass Through - 144A**	6.036	12/10/28	158,904
				310,611

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Electric Utilities (0.4%)
$175	Arizona Public Service Co.	5.80%		06/30/14	$172,926
185	Carolina Power & Light Co.	5.125		09/15/13	179,404
55	CenterPoint Energy Resource	6.25		02/01/37	53,144
65	Consolidated Natural Gas Co. (Series C)	6.25		11/01/11	66,458
125	Consumers Energy Co. (Series H)	4.80		02/17/09	123,534
100	Detroit Edison Co. (The)	6.125		10/01/10	101,857
85	Entergy Gulf States, Inc.	3.60		06/01/08	83,502
130	Entergy Gulf States, Inc.	5.76	††	12/01/09	130,008
170	Ohio Power Company (Series K)	6.00		06/01/16	170,453
125	Public Service Electric & Gas Co. (Series MTN B)	5.00		01/01/13	121,010
100	Texas Eastern Transmission, LP (c)	7.00		07/15/32	110,033
145	Wisconsin Electric Power Co.	3.50		12/01/07	143,831
					1,456,160
	Electrical Products (0.1%)
215	Cooper Industries, Inc.	5.25		07/01/07	215,000
175	Cooper Industries, Inc.	5.25		11/15/12	171,809
					386,809
	Electronics/Appliances (0.0%)
130	LG Electronics Inc. - 144A** (South Korea)	5.00		06/17/10	127,093
	Finance/Rental/Leasing (0.5%)
155	Capmark Financial Group - 144A**	5.875		05/10/12	153,128
65	Capmark Financial Group - 144A**	6.30		05/10/17	64,079
125	CIT Group Inc. (Series MTN)	4.75		08/15/08	123,973
260	Countrywide Home Loans, Inc. (Series MTN L)	3.25		05/21/08	254,875
260	Nationwide Building Society - 144A** (United Kingdom)	4.25		02/01/10	252,301
355	Residential Capital Corp.	6.375		06/30/10	350,652
235	Residential Capital LLC	5.86		06/09/08	232,670
170	SLM Corp.	4.00		01/15/10	158,300
					1,589,978
	Financial Conglomerates (0.1%)
85	Brookfield Asset Management Inc. (Canada)	5.80		04/25/17	82,265
295	Chase Manhattan Corp. (c)	6.00		02/15/09	297,608
125	General Electric Capital Corp. (Series MTN A) (c)	4.25		12/01/10	120,703
					500,576
	Food Retail (0.0%)
150	Fred Meyer, Inc.	7.45		03/01/08	151,895

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Food: Major Diversified (0.1%)
$65	ConAgra Foods, Inc.	7.00%		10/01/28	$67,900
90	ConAgra Foods, Inc.	8.25		09/15/30	106,831
130	Sara Lee Corp.	6.125		11/01/32	116,651
					291,382
	Gas Distributors (0.0%)
130	NiSource Finance Corp.	5.93	††	11/23/09	130,274
	Home Improvement Chains (0.1%)
250	Home Depot Inc.	5.485	††	12/16/09	249,753
	Household/Personal Care (0.1%)
240	Clorox Co. (The)	5.485	††	12/14/07	240,147
	Industrial Conglomerates (0.1%)
135	Textron Financial Corp. (MTN E)	4.125		03/03/08	133,928
160	Textron Financial Corp. (Series MTN)	5.125		02/03/11	158,471
					292,399
	Insurance Brokers/Services (0.2%)
210	Catlin Insurance Co., Ltd. - 144A** (Bermuda) (c)	7.249	††	#	200,153
375	Farmers Exchange Capital - 144A**	7.05		07/15/28	380,928
					581,081
	Investment Banks/Brokers (0.1%)
280	Goldman Sachs Capital Trust II	5.793	††	# #	273,552
	Major Banks (0.5%)
75	Bank of New York Co., Inc. (The)	5.20		07/01/07	75,000
115	HSBC Finance Corp.	6.75		05/15/11	119,474
255	MBNA Corp. (Series MTN F)	5.786	††	05/05/08	256,017
125	Popular North America, Inc. (Series MTN F)	5.65		04/15/09	124,972
360	Unicredit Luxembourg Finance S.A. - 144A**	5.405	††	10/24/08	360,214
295	USB Capital IX	6.189	††	†††	297,425
590	Wachovia Capital Trust III	5.80	††	†††	587,911
					1,821,013
	Major Telecommunications (0.3%)
190	France Telecom S.A. (France)	8.50		03/01/31	239,421
125	SBC Communications, Inc.	6.15		09/15/34	120,237
60	Sprint Capital Corp.	8.75		03/15/32	67,570
110	Telecom Italia Capital SA (Luxembourg)	4.00		11/15/08	107,697
165	Telecom Italia Capital SA (Luxembourg)	4.00		01/15/10	158,712
200	Telefonica Europe BV (Netherlands)	8.25		09/15/30	233,103
					926,740

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Managed Health Care (0.1%)
$125	United Healthcare Group	5.44%		03/02/09	$125,071
90	UnitedHealth Group Inc.	4.125		08/15/09	87,861
40	WellPoint Inc.	3.75		12/14/07	39,691
					252,623
	Media Conglomerates (0.2%)
325	Time Warner, Inc.	5.59	††	11/13/09	325,491
190	Viacom,Inc.	6.875		04/30/36	184,126
					509,617
	Motor Vehicles (0.0%)
100	DaimlerChrysler North American Holdings Co.	8.50		01/18/31	126,733
	Multi-Line Insurance (0.4%)
490	AIG SunAmerica Global Financing VI - 144A**	6.30		05/10/11	502,269
250	American General Finance Corp. (Series MTN H)	4.625		09/01/10	243,526
325	Equitable Co.	6.50		04/01/08	327,340
45	International Lease Finance Corp.	3.75		08/01/07	44,946
225	Two-Rock Pass Through - 144A** (Bahamas)	6.30	††	#	221,681
					1,339,762
	Oil & Gas Pipelines (0.0%)
170	Plains All American Pipeline LP/PAA Finance Corp	6.70		05/15/36	170,740
	Oil Refining/Marketing (0.0%)
135	Valero Energy Corp.	3.50		04/01/09	130,950
	Other Metals/Minerals (0.1%)
185	Brascan Corp. (Canada)	7.125		06/15/12	194,548
	Property - Casualty Insurers (0.3%)
300	Mantis Reef Ltd. - 144A** (Cayman Islands)	4.692		11/14/08	296,599
85	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	87,655
150	Platinum Underwriters Holdings, Ltd. (Series B) (Bermuda)	6.371		11/16/07	149,568
210	St. Paul Travelers Companies, Inc. (The)	5.01		08/16/07	209,915
260	XLLIAC Global Funding - 144A**	4.80		08/10/10	254,465
					998,202
	Railroads (0.1%)
105	Burlington North Santa Fe Railway Co.	6.125		03/15/09	106,152
45	Union Pacific Corp.	6.625		02/01/08	45,295
60	Union Pacific Corp. (Series MTN E)	6.79		11/09/07	60,223
					211,670
	Real Estate Development (0.1%)
417	World Financial Properties - 144A**	6.91		09/01/13	431,036

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Real Estate Investment Trusts (0.1%)
$260	iStar Financial Inc.	5.71%		03/09/10	$260,456
	Regional Banks (0.1%)
300	Marshall & Ilsley Bank (Series BKN T)	3.80		02/08/08	297,284
	Restaurants (0.0%)
105	Tricon Global Restaurants, Inc.	8.875		04/15/11	115,616
	Savings Banks (0.4%)
170	Household Finance Corp.	4.125		12/15/08	166,999
95	Household Finance Corp.	5.875		02/01/09	95,683
75	Household Finance Corp.	6.375		10/15/11	77,135
75	Household Finance Corp. (c)	6.40		06/17/08	75,671
320	Sovereign BanCorp Inc. (c)	5.59		03/23/10	320,295
100	Sovereign Bank (Series CD)	4.00		02/01/08	99,166
165	Washington Mutual Bank	5.50		01/15/13	161,436
120	Washington Mutual Inc.	8.25		04/01/10	127,766
100	Washington Mutual Preferred Funding II (c)	6.665	††	# #	95,628
					1,219,779
	Trucks/Construction/Farm Machinery (0.1%)
55	Caterpillar Financial Services Corp. (Series MTN F)	3.625		11/15/07	54,647
220	Caterpillar Financial Services Corp. (Series MTN F)	5.43	††	08/20/07	220,033
					274,680
	Wireless Telecommunications (0.1%)
195	Vodafone Group PLC (United Kingdom)	5.45	††	12/28/07	195,105
	Total Corporate Bonds (Cost $17,863,386)				17,745,218
	U.S. Government Obligations (3.7%)
	U.S.Treasury Bonds
3,850	(c)	6.125		08/15/29	4,319,823
200	(c)	6.375		08/15/27	228,688
2,375		8.125		08/15/19	3,004,005
3,250	(c)	8.125		08/15/21	4,189,708
805	U.S. Treasury Note †	4.25		08/15/13	777,776
	Total U.S. Government Obligations (Cost $12,575,303)				12,520,000
	U.S. Government Agency-Mortgage-Backed Securities (4.3%)
	Federal Home Loan Mortgage Corp.
71		7.50		01/01/30 - 04/01/31	73,554

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Federal Home Loan Mortgage Corp. ARM
$334		5.64%	04/01/37	$332,693
499		5.758	01/01/37	498,963
	Federal Home Loan Mortgage Corp. PC Gold
4		6.50	05/01/29 - 12/01/31	4,095
171		8.00	11/01/30	180,030
	Federal National Mortgage Assoc.
3		6.50	11/01/29	3,182
559		6.99	03/01/36	573,964
1,222		7.00	10/01/27 - 11/01/34	1,262,641
1,177		7.013	01/01/36	1,207,877
546		7.037	03/01/36	560,319
636		7.457	05/01/36	654,264
622		7.469	05/01/36	636,908
916		7.50	10/01/29 -09/01/35	956,717
665		8.00	11/01/29 -05/01/31	700,354
	Federal National Mortgage Assoc. ARM
332		6.08	04/01/37	334,657
131		6.539	07/01/33	132,900
673		6.945	10/01/35	695,532
673		6.948	11/01/35	695,694
673		6.977	12/01/35	696,099
1,092		7.025	01/01/36	1,120,851
414		7.481	07/01/36	425,658
720		7.495	04/01/36	739,959
666		7.498	07/01/36	682,228
1,156		7.509	04/01/36	1,200,943
	Total U.S. Government Agency-Mortgage-Backed Securities (Cost $14,395,985)			14,370,082
	Asset-Backed Securities (3.3%)
	Finance/Rental/Leasing
321	Banc of America Securities Auto Trust 2005-WF1 A3	3.99	08/18/09	319,425
326	Capital Auto Receivables Asset Trust 2005-1 A4	4.05	07/15/09	324,161
525	Capital Auto Receivables Asset Trust 2006-2 A3A	4.98	05/15/11	522,994
425	Capital Auto Receivables Asset Trust 2006-SN1A A3	5.31	10/20/09	424,821
475	Capital Auto Receivables Asset Trust 2007-SN1 A3B	5.38	07/15/10	475,126
275	Capital One Auto Finance Trust - 2006-C A3A	5.07	07/15/11	274,207
152	Caterpillar Financial Asset Trust 2005-A A3	3.90	02/25/09	151,559
475	Caterpillar Financial Asset Trust 2006-A A3	5.57	05/25/10	476,546
375	CIT Equipment Collateral - 2006-VT2 A3	5.07	02/20/10	373,824

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$36	CIT Equipment Collateral 2004-EF1 A3	3.50%		09/20/08	$35,729
450	Citibank Credit Card Issuance Trust 2007 - A1 A1	5.345	††	03/22/12	450,272
134	CNH Equipment Trust 2005-A A3	4.02		04/15/09	133,222
191	DaimlerChrysler Auto Trust 2005-B A3	4.04		09/08/09	190,090
97	Ford Credit Auto Owner Trust 2005-B A3	4.02		01/15/09	97,142
300	Ford Credit Auto Owner Trust 2006-A A3	5.05		03/15/10	299,451
400	GE Capital Credit Card Master Note Trust 2004-2 A	5.37	††	09/15/10	400,285
475	GS Auto Loan Trust 2006-1 A3	5.37		12/15/10	475,261
200	Harley-Davidson Motorcycle Trust 2005-3 A2	4.41		06/15/12	197,568
600	Harley-Davidson Motorcycle Trust 2005-1 A2	3.76		12/17/12	587,433
350	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07		02/15/12	345,330
300	Hertz Vehicle Financing LLC 2005-2A - 144A**	4.93		02/25/10	298,089
101	Honda Auto Receivables Owner Trust 2005-2 A3	3.93		01/15/09	100,663
243	Honda Auto Receivables Owner Trust 2005-3 A3	3.87		04/20/09	241,640
400	Honda Auto Receivables Owner Trust 2005-6 A3	4.85		10/19/09	399,162
223	Hyundai Auto Receivables Trust 2005-A A3	3.98		11/16/09	221,019
575	MBNA Credit Card Master Note Trust 2003-A3 A3	5.489	††	08/16/10	575,930
320	Merrill Auto Trust Securitization 2005-1 A3	4.10		08/25/09	318,375
264	National City Auto Receivables Trust 2004-A A4	2.88		05/15/11	259,879
309	Nissan Auto Receivables Owner Trust 2005-B A3	3.99		07/15/09	307,194
125	TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81		11/17/14	122,486
505	USAA Auto Owner Trust 2004-2 A4	3.58		02/15/11	501,608
70	USAA Auto Owner Trust 2004-3 A3	3.16		02/17/09	69,659
141	USAA Auto Owner Trust 2005-1 A3	3.90		07/15/09	140,315
49	Volkswagen Auto Lease Trust 2005-A A3	3.82		05/20/08	48,655
258	Volkswagen Auto Loan Enhanced Trust 2005-1 A3	4.80		07/20/09	257,485
26	Wachovia Auto Owner Trust 2004-B A3	2.91		04/20/09	26,400
141	Wachovia Auto Owner Trust 2005-A A3	4.06		09/21/09	140,167
400	Wachovia Auto Owner Trust 2005-B A3	4.79		04/20/10	399,102
	Total Asset-Backed Securities (Cost $11,022,820)				10,982,274
	Collateralized Mortgage Obligations (3.5%)
	U.S. Government Agencies (0.6%)
321	Federal Home Loan Mortgage Corp. Whole Loan 2005-S001 2A2	5.47	††	09/25/45	320,784
487	Federal National Mortgage Assoc. 2006 - 28 1A1	5.43	††	03/25/36	487,647
613	Federal National Mortgage Assoc. 2006 - 118 A2	5.38	††	12/25/36	611,110
5,681	Federal National Mortgage Assoc. 2006 - 28 1P (IO)	1.566	††	03/25/36	117,179
1,000	Federal National Mortgage Assoc. 2005 - 68 XI (IO)	6.00		08/25/35	407,797
	Total U.S. Government Agencies				1,944,517

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Private Issues (2.9%)
$312	Adjustable Rate Mortgage Trust - 2005-6A 2A1	5.63	†† %	11/25/35	$313,180
550	American Home Mortgage Assets	5.56	††	06/25/47	550,000
492	American Home Mortgage Investment Trust - 2007-1 GA1C	5.51	††	05/25/47	492,388
345	Bear Stearns Mortgage Funding Trust 2006-AR5 1A1	5.48	††	12/25/36	345,276
343	Bear Stearns Mortgage Funding Trust 2007-AR1 1A2	5.53	††	01/25/37	343,416
2,698	Countrywide Alternative Loan Trust 2007-0A3 (IO)	2.00		04/25/47	110,429
550	Countrywide Alternative Loan Trust	5.52	††	06/25/47	549,828
352	Countrywide Alternative Loan Trust - 2006-0A2 A3	5.59	††	05/20/46	352,218
348	Countrywide Alternative Loan Trust 2006-OA1 2A2	5.63	††	03/20/46	348,398
482	Greenpoint Mortgage Funding Trust 2006-0H1	5.55	††	01/25/37	482,041
531	Harborview Mortgage Loan Trust - 2006-AR1 2A1A	5.50	††	11/19/36	528,991
479	Harborview Mortgage Loan Trust 2006-14 2A1A	5.47	††	03/19/38	479,645
412	Harborview Mortgage Loan Trust 2006-8	5.57	††	08/21/46	413,203
438	Luminent Mortgage Trust 2006-4, A1B	5.55	††	05/25/46	438,289
706	Residential Accredit Loans, Inc. 2006-Q010 A1	5.48	††	01/25/37	705,038
369	Residential Accredit Loans, Inc. 2007-Q03 A3	5.58	††	03/25/47	369,026
581	Residential Accredit Loans, Inc. 2007-QH1 A2	5.51	††	02/25/37	581,005
559	Structured Asset Mortgage Investments Inc. 2007-AR1 2A2	5.53	††	01/25/37	559,674
8,178	Wamu Mortgage Pass-Through Certificates 2005-AR6 X (IO)	1.166	††	04/25/45	117,555
507	Wamu Mortgage Pass-Through Certificates 2007-0A1 A1B	5.52	††	02/25/47	507,917
600	Wamu Mortgage Pass-Through Certificates 2007-OA6 CA1B	5.55	††	07/25/47	600,492
428	Washington Mutual Mortgage Pass-Through Certificates 2007-0A1 CA1B	5.52	††	12/25/46	428,350
15,744	Washington Mutual 2007-OA2 1XPP (IO)	0.646	††	03/25/47	238,288
	Total Private Issues				9,854,647
	Total Collateralized Mortgage Obligations (Cost $11,577,482)				11,799,164

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

NUMBER OF CONTRACTS				VALUE
	Put Options Purchased (0.0%)
	90 day Euro $
21	September/2007 @ 94.75			$5,512
19	December/2007 @ $94.75			6,650
39	March/2008 @ 94.75			16,088
	Total Put Options Purchased (Cost $19,130)			28,250
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (26.6%) Investment Company (b) (12.3%)
$41,704	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $41,704,276)			$41,704,276
	Security Purchased From Securities Lending Collateral (14.3%)
48,243	The Bank of New York Institutional Cash Reserve Fund (Cost $48,243,135)			48,243,135
		COUPON RATE	MATURITY DATE
	U.S. Government Obligations (a) (0.0%)
50	U.S. Treasury Bill***	4.865%	07/12/07	49,926
10	U.S. Treasury Bill***	4.875	07/12/07	9,985
100	U.S. Treasury Bill***	4.915	07/12/07	99,850
	Total U.S. Government Obligations (Cost $159,761)			159,761
	Total Short-Term Investments (Cost $90,107,172)			90,107,172
	Total Investments (Cost $308,724,165) (d) (e)		114.4%	386,790,971
	Liabilities in Excess of Other Assets		(14.4)	(48,646,552)
	Net Assets		100.0%	$338,144,419

  ADR  American Depositary Receipt.

  ARM  Adjustable Rate Mortgage.

  BKN  Bank Note.

  IO  Interest Only Security.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

  MTN  Medium Term Note.

  PC  Participation Certificate.

  *  Non-income producing security.

  **  Resale is restricted to qualified institutional investors.

  ***  A portion of this security has been physically segregated in connection with open futures.

  †  Security was purchased on a forward commitment basis.

  ††  Variable rate security. Rate shown is the rate in effect at June 30, 2007.

  †††  Securities represent beneficial interest in the Trusts. The corresponding assets of Trust are Junior Subordinated notes due 2042 and a stock purchase contract to purchase preferred stock on March 15, 2011 for Wachovia Capital Trust III and on April 15, 2011 for UBS Captal IX. Security issued have a perpetual maturity and the trust will redeem them only to the extent the preferred stock is redeemed.

  #  Foreign issued with perpetual maturity.

  # #  Security issued with perpetual maturity.

  (a)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

  (b)  See Note 4 to the financial statements regarding Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (c)  All or a portion of this security was on loan as of June 30, 2007.

  (d)  Securities have been designated as collateral in a amount equal to $41,373,041 in connection with securities purchased on a forward commitment basis and open futures contracts.

  (e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $82,339,803 and the aggregate gross unrealized depreciation is $4,272,997, resulting in net unrealized appreciation of $78,066,806.

FUTURES CONTRACTS OPEN AT JUNE 30, 2007:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
81	Long	U.S. Treasury Notes 2 Year, September 2007	$16,506,282	$(12,909)
99	Long	U.S. Treasury Notes 5 Year, September 2007	10,303,735	(74,271)
37	Long	U.S. Treasury Notes 10 Year, September 2007	3,911,016	20,289
87	Short	U.S. Treasury Bond 20 Year, September 2007	(8,835,500)	74,149
Net Unrealized Appreciation				$7,258

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments  ■  June 30, 2007 (unaudited) continued

CREDIT DEFAULT SWAP CONTRACTS OPEN AT JUNE 30, 2007:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International Hartford Financial Services Group, Inc.	Buy	$350	0.12%	December 20, 2011	$0
Goldman Sachs International Motorola Inc	Buy	120	0.15	December 20, 2011	624
Goldman Sachs International Motorola Inc	Buy	240	0.157	December 20, 2011	1,200
Goldman Sachs International Union Pacific	Buy	175	0.20	December 20, 2011	333
Goldman Sachs International Southwest Airlines Co.	Buy	370	0.22	December 20, 2011	1,998
Goldman Sachs International Chubb Corp	Buy	350	0.10	March 20, 2012	385
Goldman Sachs International Dell Inc	Buy	180	0.22	March 20, 2012	(126)
Goldman Sachs International Tyco International	Buy	420	0.43	March 20, 2012	0
Goldman Sachs International Tyco International	Buy	200	0.43	March 20, 2012	0
Goldman Sachs International SLM Corp	Sell	285	0.737	June 20, 2012	(20,976)
Goldman Sachs International Belo Corp	Buy	170	1.3	June 20, 2014	204
Goldman Sachs International Belo Corp	Buy	65	1.18	June 20, 2014	514
Goldman Sachs International Residential Capital	Sell	290	2.00	March 20, 2017	(10,904)
Net Unrealized Depreciation					$(26,748)

INTEREST RATE SWAP CONTRACTS OPEN AT JUNE 30, 2007:

COUNTERPARTY	NOTIONAL AMOUNT (000'S)	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	TERMINATION DATE	UNREALIZED (DEPRECIATION)
Citibank	4,600	Fixed Rate 5.337%	Floating Rate 5.36%	5/24/17	$(114,724)
JPMorgan Chase & Co.	4,600	Fixed Rate 5.34	Floating Rate 5.36	5/24/17	(113,850)
Deutsche Bank	1,950	Fixed Rate 5.388	Floating Rate 5.36	5/25/17	(41,125)
JPMorgan Chase & Co.	2,450	Fixed Rate 5.448	Floating Rate 5.36	5/29/17	(40,817)
Total Unrealized Depreciation					$(310,516)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Summary of Investments  ■  June 30, 2007 (unaudited) continued

PORTFOLIO COMPOSITION*	VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$229,238,811	59.3%
Short-Term Investments	90,107,172	23.3
U.S. Government Agencies and Obligations	26,890,082	7.0
Corporate Bonds	17,745,218	4.6
Collateralized Mortgage Obligations	11,799,164	3.0
Asset-Backed Securities	10,982,274	2.8
Put Options Purchased	28,250	0.0
TOTAL INVESTMENTS	$386,790,971	100.00%

*  Does not include open long futures contracts with an underlying face amount of $30,721,033 with net unrealized depreciation of $66,891, open short futures contracts with an underlying face amount of $8,835,500 with unrealized appreciation of $74,149 and open swap contracts with net unrealized depreciation of $337,264.

See Notes to Financial Statements

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Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
For the six months ended June 30, 2007 (unaudited)

	Money Market	Limited Duration	Income Plus	High Yield		Utilities
Assets:
Investments in securities, at value*	$224,850,040	$129,194,441	$381,384,957	$55,396,208	††	$218,074,500	††
Investments in affiliates	—	10,051,537 **	2,289,651 **	1,378,127	**	4,306,267	**
Cash	6,483	—	—	—		—
Receivable for:
Investments sold	—	—	—	501,174		370,202
Shares of beneficial interest sold	647,375	337,081	2,842,735	81,625		3,492
Dividends	—	—	—	—		324,863
Interest	409,479	750,093	4,833,996	1,016,175		—
Foreign withholding taxes reclaimed	—	—	—	—		—
Principal paydowns	—	50,754	29	—		—
Periodic interest receivables on swap contracts	—	—	666,717	—		—
Dividends from affiliates	—	7,440	9,506	680		3,094
Interest from affiliates		—	12,967	—
Unrealized appreciation on open forward foreign currency contracts	—	—	—	3,114		—
Unrealized appreciation on open swap contracts	—	12,185	199,216	1,126		—
Prepaid expenses and other assets	12,410	24,394	19,029	72,826		8,051
Premiums paid for swap contracts	—	—	920	—		—
Swap contract collateral due from brokers	—	—	1,080,000	—		—
Total Assets	225,925,787	140,440,892	393,326,756	58,451,055		223,090,469
Liabilities:
Collateral on securities loaned at value	—	—	—	4,821,713		46,807,923
Unrealized depreciation on open swap contracts	—	255	3,113,192	—		—
Payable for:
Investments purchased	—	802,500	17,129,578	800,810		96,031
Shares of beneficial interest redeemed	597,940	92,605	481,173	37,124		208,868
Variation margin	—	—	—	—		—
Distribution fee (Class Y)	21,180	22,420	41,442	5,866		7,127
Investment advisory fee	81,257	34,421	127,487	18,600		84,193
Administration fee	9,029	9,179	24,283	3,543		11,817
Periodic interest payments on swap contracts	—	17,260	679,762	207		—
Transfer agent fee	250	250	250	250		250
Accrued expenses and other payables	54,224	76,716	602,006	37,006		51,097
Total Liabilities	763,880	1,055,606	22,199,173	5,725,119		47,267,306
Net Assets	$225,161,907	$139,385,286	$371,127,583	$52,725,936		$175,823,163
Composition of Net Assets:
Paid-in-capital	$225,161,822	$151,747,896	$394,823,361	$367,325,489		$77,900,807
Accumulated undistributed net investment income (loss)	85	(984,213)	(2,162,835)	131,950		1,324
Accumulated undistributed net realized gain (loss)	—	(9,675,349)	(16,531,624)	(256,223,117)		11,357,340
Net unrealized appreciation (depreciation)	—	(1,703,048)	(5,001,319)	(58,508,386)		86,563,692
Net Assets	$225,161,907	$139,385,286	$371,127,583	$52,725,936		$175,823,163
* Cost	$224,850,040	$130,715,107	$383,981,642	$113,909,024		$131,510,808
Class X Shares:
Net Assets	$119,042,116	$30,185,007	$167,215,197	$24,687,686		$142,020,337
Shares Outstanding (unlimited authorized shares of $.01 par value)	119,042,049	3,191,979	16,269,146	21,352,046		7,293,564
Net Asset Value Per Share	$1.00	$9.46	$10.28	$1.16		$19.47
Class Y Shares:
Net Assets	$106,119,791	$109,200,279	$203,912,386	$28,038,250		$33,802,826
Shares Outstanding (unlimited authorized shares of $.01 par value)	106,119,772	11,563,940	19,871,122	24,221,543		1,737,043
Net Asset Value Per Share	$1.00	$9.44	$10.26	$1.16		$19.46

  †  Includes foreign currency at value of $40,184 with cost of $39,702.

  **  Cost of $10,061,298, $2,289,651, $1,378,127, $4,306,267, $4,574,696, $33,112,352, $1,362,972, $2,622,192 and $7,530,354, respectively.

††  Includes securities loaned at value of $4,610,336, $45,766,921, $28,629,631 and $22,926,543, respectively.

See Notes to Financial Statements

	Income Builder		Dividend Growth		Global Dividend Growth		European Equity		Equity
Assets:
Investments in securities, at value*	$69,575,364		$532,885,707		$264,395,639	††	$205,828,388	††	$455,919,189
Investments in affiliates	4,898,536	**	33,844,866	**	1,362,972	**	2,622,192	**	7,530,354	**
Cash	—		—		40,286	†	—		—
Receivable for:
Investments sold	89,257		723,652		—		1,011,874		34,160
Shares of beneficial interest sold	6,782		58,900		25,187		103,078		186,873
Dividends	93,884		429,414		310,816		317,726		196,312
Interest	240,158		—		—		—		—
Foreign withholding taxes reclaimed	—		82,655		24,390		198,184		56,302
Principal paydowns	—		—		—		—		—
Periodic interest receivables on swap contracts	—		—		—		—		—
Dividends from affiliates	2,672		5,525		4,728		3,408		5,891
Interest from affiliates	—								—
Unrealized appreciation on open forward foreign currency contracts	—		—		—		1,938		—
Unrealized appreciation on open swap contracts	—		—		—		—		—
Prepaid expenses and other assets	4,170		26,434		12,584		10,189		42,002
Premiums paid for swap contracts	—		—		—		—		—
Swap contract collateral due from brokers	—		—		—		—		—
Total Assets	74,910,823		568,057,153		266,176,602		210,096,977		463,971,083
Liabilities:
Collateral on securities loaned at value	—		—		29,576,149		23,862,530		—
Unrealized depreciation on open swap contracts	—		—		—		—		—
Payable for:
Investments purchased	—		—		—		1,014,530		23,595
Shares of beneficial interest redeemed	448,159		1,122,314		208,953		393,353		1,251,755
Variation margin	—		—		—		—		—
Distribution fee (Class Y)	8,914		27,682		15,621		9,350		23,505
Investment advisory fee	42,257		224,870		130,724		127,615		163,172
Administration fee	5,046		37,940		15,625		12,159		31,080
Periodic interest payments on swap contracts	—		—		—		—		—
Transfer agent fee	250		250		250		250		250
Accrued expenses and other payables	28,500		86,813		64,366		76,553		66,469
Total Liabilities	533,126		1,499,869		30,011,688		25,496,340		1,559,826
Net Assets	$74,377,697		$566,557,284		$236,164,914		$184,600,637		$462,411,257
Composition of Net Assets:
Paid-in-capital	$58,505,334		$644,112,343		$136,276,020		$115,888,859		$745,639,971
Accumulated undistributed net investment income (loss)	(600,052)		3,307		2,494,124		2,625,464		198,706
Accumulated undistributed net realized gain (loss)	4,830,623		(164,483,957)		13,582,238		14,554,724		(354,818,937)
Net unrealized appreciation (depreciation)	11,641,792		86,925,591		83,812,532		51,531,590		71,391,517
Net Assets	$74,377,697		$566,557,284		$236,164,914		$184,600,637		$462,411,257
* Cost	$58,257,412		$446,692,630		$180,585,584		$154,303,837		$384,527,646
Class X Shares:
Net Assets	$32,563,460		$434,124,869		$160,450,330		$139,267,785		$350,635,186
Shares Outstanding (unlimited authorized shares of $.01 par value)	2,438,432		24,812,969		9,211,473		4,954,704		10,824,260
Net Asset Value Per Share	$13.35		$17.50		$17.42		$28.11		$32.39
Class Y Shares:
Net Assets	$41,814,237		$132,432,415		$75,714,584		$45,332,852		$111,776,071
Shares Outstanding (unlimited authorized shares of $.01 par value)	3,139,022		7,579,865		4,384,160		1,620,968		3,467,490
Net Asset Value Per Share	$13.32		$17.47		$17.27		$27.97		$32.24

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Assets and Liabilities continued
For the six months ended June 30, 2007 (unaudited)

	S&P 500 Index		Global Advantage		Aggressive Equity		Strategist
Assets:
Investments in securities, at value*	$240,316,292		$26,226,305		$56,099,664		$340,806,829	††
Investments in affiliates	10,304,463	**	295,103	**	2,125,944	**	45,984,142	**
Cash	—		19,157	†	—		—
Receivable for:
Investments sold	56,312		—		4,300		—
Shares of beneficial interest sold	77,812		7,085		—		96,158
Dividends	264,739		19,795		24,466		467,393
Interest	—		—		—		658,636
Foreign withholding taxes reclaimed	—		12,717		—		—
Principal paydowns	—		—		—		18,522
Periodic interest receivables on swap contracts	—		—		—		73,494
Dividends from affiliates	6,226		229		1,613		57,132
Unrealized appreciation on open swap contracts	—		—		—		5,258
Prepaid expenses and other assets	12,782		3,663		3,074		19,983
Swap contract collateral due from brokers	—		—		—		260,000
Total Assets	251,038,626		26,584,054		58,259,061		388,447,547
Liabilities:
Collateral on securities loaned at value	—		—		—		48,243,135
Unrealized depreciation on open swap contracts	—		—		—		342,522
Payable for:
Investments purchased	—		—		2,970		783,208
Shares of beneficial interest redeemed	686,375		27,617		39,464		574,210
Variation margin	2,700		—		—		10,030
Distribution fee (Class Y)	36,125		2,204		6,422		20,285
Investment advisory fee	25,181		12,614		32,709		118,465
Administration fee	16,787		1,770		3,906		22,565
Periodic interest payments on swap contracts	—		—		—		75,130
Transfer agent fee	250		250		250		250
Payable to bank	2,880		—		—		28,807
Accrued expenses and other payables	51,293		28,471		27,085		84,521
Total Liabilities	821,591		72,926		112,806		50,303,128
Net Assets	$250,217,035		$26,511,128		$58,146,255		$338,144,419
Composition of Net Assets:
Paid-in-capital	$199,748,476		$38,671,390		$78,149,338		$250,866,083
Accumulated undistributed net investment income (loss)	1,943,274		89,890		32,820		(555,270)
Accumulated undistributed net realized gain (loss)	(39,550,735)		(18,351,366)		(31,795,819)		10,096,806
Net unrealized appreciation	88,076,020		6,101,214		11,759,916		77,736,800
Net Assets	$250,217,035		$26,511,128		$58,146,255		$338,144,419
* Cost	$155,553,007		$20,125,100		$44,339,773		$265,234,468
Class X Shares:
Net Assets	$77,870,206		$15,888,830		$27,555,676		$240,894,642
Shares Outstanding (unlimited authorized shares of $.01 par value)	5,700,146		1,413,242		1,695,202		15,624,515
Net Asset Value Per Share	$13.66		$11.24		$16.26		$15.42
Class Y Shares:
Net Assets	$172,346,829		$10,622,298		$30,590,579		$97,249,777
Shares Outstanding (unlimited authorized shares of $.01 par value)	12,697,485		948,777		1,910,114		6,317,747
Net Asset Value Per Share	$13.57		$11.20		$16.02		$15.39

  †  Includes foreign currency at value of $19,157 with cost of $19,037.

  **  Cost of $6,980,984, $295,103, $2,125,944, and $43,489,697, respectively.

††  Includes securities loaned at value of $47,204,868.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the six months ended June 30, 2007 (unaudited)

	Money Market	Limited Duration	Income Plus	High Yield
Investment Income:
Income
Interest	$6,176,132	$3,806,069	$10,647,332	$2,144,472
Interest and dividends from affiliates	—	22,606	9,506	680
Income from securities loaned – net	—	—	—	4,676
Total Income	6,176,132	3,828,675	10,656,838	2,149,828
Expenses
Investment advisory fee	518,340	213,543	802,603	117,357
Administration fee	57,593	56,945	152,877	22,938
Distribution fee (Class Y shares)	129,609	137,947	257,310	36,857
Professional fees	17,399	18,235	21,727	116,470
Transfer agent fees and expenses	250	250	250	250
Shareholder reports and notices	14,551	10,940	19,705	12,354
Trustees' fees and expenses	2,018	1,254	3,318	525
Custodian fees	12,177	18,983	23,144	2,963
Other	8,297	12,792	20,002	10,085
Total Expenses	760,234	470,889	1,300,936	319,799
Less: amounts waived/reimbursed	—	—	—	—
Net Expenses	760,234	470,889	1,300,936	319,799
Net Investment Income	5,415,898	3,357,786	9,355,902	1,830,029
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	—	(27,431)	1,149,416	423,330
Investments in affiliates	—	(4,536)	—	—
Futures contracts	—	23,145	(1,330,741)	—
Swap contracts	—	(3,093)	(73,693)	(207)
Foreign exchange transactions	—	—	5,896	(28,229)
Net Realized Gain (Loss)	—	(11,915)	(249,122)	394,894
Net Change in Unrealized Appreciation/Depreciation on:
Investments	—	(109,633)	(5,750,538)	(598,588)
Investments in affiliates	—	517	—	—
Futures contracts	—	(130,927)	1,190,724	—
Swap contracts	—	9,859	(2,903,607)	1,126
Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign currencies	—	—	146	21,406
Net Depreciation	—	(230,184)	(7,463,275)	(576,056)
Net Loss	—	(242,099)	(7,712,397)	(181,162)
Net Increase	$5,415,898	$3,115,687	$1,643,505	$1,648,867

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations continued
For the six months ended June 30, 2007 (unaudited)

	Utilities		Income Builder	Dividend Growth		Global Dividend Growth	European Equity
Investment Income:
Income
Interest	$93,800		$490,479	$339,604		$44,527	$21,233
Interest and dividends from affiliates	3,094		37,735	482,718		14,225	12,049
Income from securities loaned - net	11,883		—	—		79,167	99,459
Dividends	2,205,774	*	719,704 *	4,615,362	*	3,428,807 *	3,473,515 *
Total Income	2,314,551		1,247,918	5,437,684		3,566,726	3,606,256
Expenses
Investment advisory fee	512,118		260,024	1,380,787		791,388	801,965
Administration fee	71,876		31,048	233,490		94,494	73,744
Distribution fee (Class Y shares)	42,949		54,982	167,488		93,005	56,336
Professional fees	19,486		13,640	19,469		19,856	20,534
Transfer agent fees and expenses	250		250	250		250	250
Shareholder reports and notices	16,481		6,951	29,287		14,128	13,410
Trustees' fees and expenses	1,480		658	5,198		1,961	1,540
Custodian fees	6,911		10,106	19,680		30,186	40,791
Other	8,399		3,287	19,816		12,533	11,675
Total Expenses	679,950		380,946	1,875,465		1,057,801	1,020,245
Less: amounts waived/reimbursed	—		—	—		(195)	(42,115)
Net Expenses	679,950		380,946	1,875,465		1,057,606	978,130
Net Investment Income	1,634,601		866,972	3,562,219		2,509,120	2,628,126
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	12,654,005		4,894,077	28,490,582		14,100,143	17,039,703
Investments in affiliates	—		—	546,376		83,477	—
Futures contracts	—		—	—		—	—
Option contracts	—		—	—		—	—
Swap contracts	—		—	—		—	—
Foreign exchange transactions	—		—	—		(28,978)	(6,975)
Net Realized Gain	12,654,005		4,894,077	29,036,958		14,154,642	17,032,728
Net Change in Unrealized Appreciation/Depreciation on:
Investments	6,815,235		(1,293,819)	3,697,995		7,055,512	2,484,618
Investments in affiliates	—		—	732,515		—	—
Futures contracts	—		—	—		—	—
Swap contracts	—		—	—		—	—
Option contracts	—		—	—		—	—
Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign currencies	—		—	—		(3,476)	(372)
Net Appreciation (Depreciation)	6,815,235		(1,293,819)	4,430,510		7,052,036	2,484,246
Net Gain	19,469,240		3,600,258	33,467,468		21,206,678	19,516,974
Net Increase	$21,103,841		$4,467,230	$37,029,687		$23,715,798	$22,145,100

*  Net of foreign withholding tax of $9,669, $27,815, $38,071, $218,263, $436,556, $152,180, $19,593, $19,027 and $15,168, respectively.

See Notes to Financial Statements

	Equity	S&P 500 Index	Global Advantage		Aggressive Equity	Strategist
Investment Income:
Income
Interest	$241,111	$83,131	$7,508		$32,273	$3,278,064
Interest and dividends from affiliates	5,891	126,285	229		1,613	83,573
Income from securities loaned - net	—	—	—		—	118,739
Dividends	2,364,068 *	2,272,777	217,779	*	298,564 *	2,371,462 *
Total Income	2,611,070	2,482,193	225,516		332,450	5,851,838
Expenses
Investment advisory fee	1,002,853	153,249	77,784		203,693	733,091
Administration fee	191,020	102,166	10,917		24,322	139,636
Distribution fee (Class Y shares)	142,369	218,160	13,391		39,532	124,572
Professional fees	19,208	14,825	12,789		14,056	24,831
Transfer agent fees and expenses	250	250	250		250	250
Shareholder reports and notices	26,426	19,492	4,236		6,923	29,155
Trustees' fees and expenses	1,895	2,149	262		539	2,960
Custodian fees	19,819	27,242	4,626		6,308	26,466
Other	8,616	21,216	5,372		2,813	15,429
Total Expenses	1,412,456	558,749	129,627		298,436	1,096,390
Less: amounts waived/reimbursed	—	—	—		—	—
Net Expenses	1,412,456	558,749	129,627		298,436	1,096,390
Net Investment Income	1,198,614	1,923,444	95,889		34,014	4,755,448
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	42,876,885	3,319,758	297,049		7,784,318	10,494,918
Investments in affiliates	—	191,508	—		—	—
Futures contracts	—	199,119	—		—	(198,765)
Option contracts	—	—	—		—	(53,409)
Swap contracts	—	—	—		—	639
Foreign exchange transactions	(21,808)	—	5,885		(2,918)	—
Net Realized Gain	42,855,077	3,710,385	302,934		7,781,400	10,243,383
Net Change in Unrealized Appreciation/Depreciation on:
Investments	415,944	11,783,852	2,429,546		(2,228,490)	6,392,612
Investments in affiliates	—	(522,219)	—		—	250,488
Futures contracts	—	(20,065)	—		—	81,560
Swap contracts	—	—	—		—	(339,382)
Option contracts	—	—	—		—	65,257
Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign currencies	(1,076)	—	(1,401)		(108)	—
Net Appreciation (Depreciation)	414,868	11,241,568	2,428,145		(2,228,598)	6,450,535
Net Gain	43,269,945	14,951,953	2,731,079		5,552,802	16,693,918
Net Increase	$44,468,559	$16,875,397	$2,826,968		$5,586,816	$21,449,366

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,415,898	$10,871,727	$3,357,786	$6,376,847	$9,355,902	$19,658,577
Net realized gain (loss)	—	—	(11,915)	(531,114)	(249,122)	7,006,789
Net change in unrealized appreciation/depreciation	—	—	(230,184)	529,782	(7,463,275)	(5,827,709)
Net Increase	5,415,898	10,871,727	3,115,687	6,375,515	1,643,505	20,837,657
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(3,049,809)	(6,425,257)	(828,540)	(1,792,986)	(4,697,652)	(10,526,033)
Class Y Shares	(2,366,193)	(4,446,503)	(2,741,944)	(5,393,378)	(5,248,534)	(10,245,949)
Net realized gain
Class X Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	—	—
Total Dividends and Distributions	(5,416,002)	(10,871,760)	(3,570,484)	(7,186,364)	(9,946,186)	(20,771,982)
Net decrease from transactions in shares of beneficial interest	(9,824,000)	(7,302,059)	(9,024,422)	(19,216,585)	(14,844,283)	(39,015,940)
Total Decrease	(9,824,104)	(7,302,092)	(9,479,219)	(20,027,434)	(23,146,964)	(38,950,265)
Net Assets:
Beginning of period	234,986,011	242,288,103	148,864,505	168,891,939	394,274,547	433,224,812
End of Period	$225,161,907	$234,986,011	$139,385,286	$148,864,505	$371,127,583	$394,274,547
Accumulated Undistributed Net Investment Income (Loss)	$85	$189	$(984,213)	$(771,515)	$(2,162,835)	$(1,572,551)

See Notes to Financial Statements

	High Yield		Utilities
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,830,029	$4,226,504	$1,634,601	$3,559,044
Net realized gain (loss)	394,894	(5,740,707)	12,654,005	20,592,662
Net change in unrealized appreciation/depreciation	(576,056)	7,184,042	6,815,235	8,312,994
Net Increase	1,648,867	5,669,839	21,103,841	32,464,700
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(893,196)	(2,186,136)	(1,364,944)	(2,967,100)
Class Y Shares	(951,414)	(2,227,621)	(279,338)	(602,490)
Net realized gain
Class X Shares	—	—	(14,149,868)	—
Class Y Shares	—	—	(3,381,848)	—
Total Dividends and Distributions	(1,844,610)	(4,413,757)	(19,175,998)	(3,569,590)
Net decrease from transactions in shares of beneficial interest	(5,749,849)	(13,360,805)	(3,130,730)	(39,349,557)
Total Decrease	(5,945,592)	(12,104,723)	(1,202,887)	(10,454,447)
Net Assets:
Beginning of period	58,671,528	70,776,251	177,026,050	187,480,497
End of Period	$52,725,936	$58,671,528	$175,823,163	$177,026,050
Accumulated Undistributed Net Investment Income (Loss)	$131,950	$146,531	$1,324	$11,005

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Income Builder		Dividend Growth		Global Dividend Growth
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$866,972	$1,879,693	$3,562,219	$8,645,845	$2,509,120	$4,180,502
Net realized gain	4,894,077	5,189,455	29,036,958	158,673,711	14,154,642	22,878,082
Net change in unrealized appreciation/depreciation	(1,293,819)	3,621,449	4,430,510	(101,175,319)	7,052,036	20,256,749
Net Increase	4,467,230	10,690,597	37,029,687	66,144,237	23,715,798	47,315,333
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(536,171)	(967,031)	(2,882,334)	(7,037,672)	(2,969,637)	(3,431,090)
Class Y Shares	(650,422)	(1,084,514)	(703,228)	(1,568,570)	(1,237,653)	(1,269,031)
Net realized gain
Class X Shares	(1,841,395)	—	—	—	(15,488,004)	(2,186,354)
Class Y Shares	(2,391,744)	—	—	—	(7,383,445)	(919,279)
Total Dividends and Distributions	(5,419,732)	(2,051,545)	(3,585,562)	(8,606,242)	(27,078,739)	(7,805,754)
Net decrease from transactions in shares of beneficial interest	(5,235,961)	(13,552,202)	(75,477,647)	(174,783,350)	(1,084,873)	(51,495,097)
Total Increase (Decrease)	(6,188,463)	(4,913,150)	(42,033,522)	(117,245,355)	(4,447,814)	(11,985,518)
Net Assets:
Beginning of period	80,566,160	85,479,310	608,590,806	725,836,161	240,612,728	252,598,246
End of Period	$74,377,697	$80,566,160	$566,557,284	$608,590,806	$236,164,914	$240,612,728
Accumulated Undistributed Net Investment Income (Loss)	$(600,052)	$(280,431)	$3,307	$26,650	$2,494,124	$4,192,294

See Notes to Financial Statements

	European Equity		Equity
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,628,126	$2,847,897	$1,198,614	$13,548
Net realized gain	17,032,728	36,596,753	42,855,077	105,582,591
Net change in unrealized appreciation/depreciation	2,484,246	9,383,869	414,868	(87,240,446)
Net Increase	22,145,100	48,828,519	44,468,559	18,355,693
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(2,252,570)	(2,468,499)	(1,010,269)	—
Class Y Shares	(633,844)	(635,684)	—	—
Net realized gain
Class X Shares	—	—	—	—
Class Y Shares	—	—	—	—
Total Dividends and Distributions	(2,886,414)	(3,104,183)	(1,010,269)	—
Net decrease from transactions in shares of beneficial interest	(22,295,314)	(42,459,254)	(65,511,698)	(143,355,879)
Total Increase (Decrease)	(3,036,628)	3,265,082	(22,053,408)	(125,000,186)
Net Assets:
Beginning of period	187,637,265	184,372,183	484,464,665	609,464,851
End of Period	$184,600,637	$187,637,265	$462,411,257	$484,464,665
Accumulated Undistributed Net Investment Income (Loss)	$2,625,464	$2,883,752	$198,706	$10,361

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	S&P 500 Index		Global Advantage
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,923,444	$4,050,507	$95,889	$188,319
Net realized gain (loss)	3,710,385	(4,649,566)	302,934	3,843,961
Net change in unrealized appreciation/depreciation	11,241,568	38,491,642	2,428,145	745,957
Net Increase	16,875,397	37,892,583	2,826,968	4,778,237
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,371,058)	(1,518,687)	(145,628)	(141,736)
Class Y Shares	(2,631,171)	(2,500,973)	(71,553)	(58,622)
Net realized gain
Class X Shares	—	—	—	—
Class Y Shares	—	—	—	—
Total Dividends and Distributions	(4,002,229)	(4,019,660)	(217,181)	(200,358)
Net decrease from transactions in shares of beneficial interest	(24,084,174)	(48,888,393)	(4,005,953)	(6,514,946)
Total Decrease	(11,211,006)	(15,015,470)	(1,396,166)	(1,937,067)
Net Assets:
Beginning of period	261,428,041	276,443,511	27,907,294	29,844,361
End of Period	$250,217,035	$261,428,041	$26,511,128	$27,907,294
Accumulated Undistributed Net Investment Income (Loss)	$1,943,274	$4,022,059	$89,890	$211,182

See Notes to Financial Statements

	Aggressive Equity		Strategist
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$34,014	$(257,183)	$4,755,448	$9,166,369
Net realized gain (loss)	7,781,400	5,756,107	10,243,383	37,588,386
Net change in unrealized appreciation/depreciation	(2,228,598)	(702,766)	6,450,535	5,100,717
Net Increase	5,586,816	4,796,158	21,449,366	51,855,472
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	—	—	(3,580,949)	(7,035,514)
Class Y Shares	—	—	(1,319,244)	(2,401,634)
Net realized gain
Class X Shares	—	—	(26,214,451)	(21,363,709)
Class Y Shares	—	—	(10,622,254)	(7,921,211)
Total Dividends and Distributions	—	—	(41,736,898)	(38,722,068)
Net decrease from transactions in shares of beneficial interest	(10,199,293)	(9,450,216)	(1,610,033)	(41,033,345)
Total Decrease	(4,612,477)	(4,654,058)	(21,897,565)	(27,899,941)
Net Assets:
Beginning of period	62,758,732	67,412,790	360,041,984	387,941,925
End of Period	$58,146,255	$62,758,732	$338,144,419	$360,041,984
Accumulated Undistributed Net Investment Income (Loss)	$32,820	$(1,194)	$(555,270)	$(410,525)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	41,542,680	109,246,644	271,614	665,672	1,346,286	1,343,320
Reinvestment of dividends and distributions	3,049,809	6,425,257	87,411	188,884	448,755	1,019,274
Redeemed	(58,240,524)	(127,333,937)	(755,074)	(1,762,052)	(2,994,301)	(7,329,366)
Net Decrease - Class X	(13,648,035)	(11,662,036)	(396,049)	(907,496)	(1,199,260)	(4,966,772)
Amount
Sold	$41,542,680	$109,246,644	$2,581,217	$6,329,126	$14,130,040	$13,895,567
Reinvestment of dividends and distributions	3,049,809	6,425,257	828,540	1,792,986	4,697,652	10,526,033
Redeemed	(58,240,524)	(127,333,937)	(7,176,555)	(16,752,031)	(31,442,428)	(75,585,703)
Net Decrease - Class X	$(13,648,035)	$(11,662,036)	$(3,766,798)	$(8,629,919)	$(12,614,736)	$(51,164,103)
Class Y Shares
Shares
Sold	44,064,330	76,887,209	639,056	1,629,699	1,289,794	3,964,215
Reinvestment of dividends and distributions	2,366,193	4,446,503	289,639	569,030	502,176	993,332
Redeemed	(42,606,488)	(76,973,735)	(1,481,914)	(3,313,425)	(1,997,627)	(3,787,698)
Net Increase (Decrease) - Class Y	3,824,035	4,359,977	(553,219)	(1,114,696)	(205,657)	1,169,849
Amount
Sold	$44,064,330	$76,887,209	$6,060,728	$15,487,495	$13,458,978	$40,971,454
Reinvestment of dividends and distributions	2,366,193	4,446,503	2,741,944	5,393,378	5,248,534	10,245,949
Redeemed	(42,606,488)	(76,973,735)	(14,060,296)	(31,467,539)	(20,937,059)	(39,069,240)
Net Increase (Decrease) - Class Y	$3,824,035	$4,359,977	$(5,257,624)	$(10,586,666)	$(2,229,547)	$12,148,163

See Notes to Financial Statements

	High Yield		Utilities
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	1,752,551	1,952,259	214,980	586,135
Reinvestment of dividends and distributions	763,513	1,912,342	793,988	168,646
Redeemed	(5,180,634)	(10,783,191)	(1,056,240)	(2,772,944)
Net Decrease - Class X	(2,664,570)	(6,918,590)	(47,272)	(2,018,163)
Amount
Sold	$2,060,124	$2,235,982	$4,589,008	$10,237,686
Reinvestment of dividends and distributions	893,196	2,186,136	15,514,812	2,967,100
Redeemed	(6,085,784)	(12,343,831)	(22,455,497)	(48,359,557)
Net Decrease - Class X	$(3,132,464)	$(7,921,713)	$(2,351,677)	$(35,154,771)
Class Y Shares
Shares
Sold	685,820	1,457,028	90,370	140,360
Reinvestment of dividends and distributions	811,914	1,945,922	187,554	34,212
Redeemed	(3,721,053)	(8,143,950)	(306,386)	(414,489)
Net Increase (Decrease) - Class Y	(2,223,319)	(4,741,000)	(28,462)	(239,917)
Amount
Sold	$804,043	$1,672,591	$1,886,238	$2,414,602
Reinvestment of dividends and distributions	951,414	2,227,621	3,661,186	602,490
Redeemed	(4,372,842)	(9,339,304)	(6,326,477)	(7,211,878)
Net Increase (Decrease) - Class Y	$(2,617,385)	$(5,439,092)	$(779,053)	$(4,194,786)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest continued

	Income Builder		Dividend Growth		Global Dividend Growth
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	102,170	357,728	781,598	1,779,979	293,402	827,891
Reinvestment of dividends and distributions	177,765	75,653	169,561	454,831	1,059,566	365,957
Redeemed	(430,735)	(1,080,550)	(4,680,333)	(12,284,130)	(1,455,094)	(3,879,861)
Net Decrease - Class X	(150,800)	(647,169)	(3,729,174)	(10,049,320)	(102,126)	(2,686,013)
Amount
Sold	$1,423,838	$4,519,054	$13,307,774	$27,526,029	$5,467,132	$13,309,522
Reinvestment of dividends and distributions	2,377,566	967,031	2,882,334	7,037,672	18,457,641	5,617,444
Redeemed	(6,003,341)	(13,695,332)	(79,754,562)	(189,968,236)	(27,191,143)	(62,256,793)
Net Decrease - Class X	$(2,201,937)	$(8,209,247)	$(63,564,454)	$(155,404,535)	$(3,266,370)	$(43,329,827)
Class Y Shares
Shares
Sold	110,269	363,909	190,308	536,789	257,742	448,676
Reinvestment of dividends and distributions	227,980	84,940	41,410	101,496	499,195	143,590
Redeemed	(545,097)	(868,154)	(928,630)	(1,890,964)	(606,642)	(1,101,133)
Net Increase (Decrease) - Class Y	(206,848)	(419,305)	(696,912)	(1,252,679)	150,295	(508,867)
Amount
Sold	$1,524,545	$4,612,483	$3,227,015	$8,270,594	$4,733,251	$7,221,398
Reinvestment of dividends and distributions	3,042,166	1,084,514	703,228	1,568,570	8,621,098	2,188,310
Redeemed	(7,600,735)	(11,039,952)	(15,843,436)	(29,217,979)	(11,172,852)	(17,574,978)
Net Increase (Decrease) - Class Y	$(3,034,024)	$(5,342,955)	$(11,913,193)	$(19,378,815)	$2,181,497	$(8,165,270)

See Notes to Financial Statements

	European Equity		Equity
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	206,488	416,488	286,623	757,873
Reinvestment of dividends and distributions	80,134	113,651	31,191	—
Redeemed	(934,885)	(2,241,650)	(2,007,461)	(5,310,192)
Net Decrease - Class X	(648,263)	(1,711,511)	(1,689,647)	(4,552,319)
Amount
Sold	$5,546,610	$9,269,376	$9,039,998	$21,489,639
Reinvestment of dividends and distributions	2,252,570	2,468,499	1,010,269	—
Redeemed	(25,068,952)	(50,025,518)	(63,204,395)	(150,535,011)
Net Decrease - Class X	$(17,269,772)	$(38,287,643)	$(53,154,128)	$(129,045,372)
Class Y Shares
Shares
Sold	64,107	157,955	97,179	440,434
Reinvestment of dividends and distributions	22,662	29,416	—	—
Redeemed	(277,459)	(375,571)	(492,725)	(945,510)
Net Increase (Decrease) - Class Y	(190,690)	(188,200)	(395,546)	(505,076)
Amount
Sold	$1,737,500	$3,520,364	$3,030,203	$12,444,856
Reinvestment of dividends and distributions	633,844	635,684	—	—
Redeemed	(7,396,886)	(8,327,659)	(15,387,773)	(26,755,363)
Net Increase (Decrease) - Class Y	$(5,025,542)	$(4,171,611)	$(12,357,570)	$(14,310,507)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest continued

	S&P 500 Index		Global Advantage
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	302,441	642,185	61,922	170,833
Reinvestment of dividends and distributions	100,370	131,374	12,956	15,908
Redeemed	(1,198,034)	(3,343,367)	(335,032)	(720,544)
Net Increase (Decrease) - Class X	(795,223)	(2,569,808)	(260,154)	(533,803)
Amount
Sold	$4,069,053	$7,714,656	$677,861	$1,568,635
Reinvestment of dividends and distributions	1,371,058	1,518,687	145,628	141,736
Redeemed	(16,149,605)	(40,271,797)	(3,662,437)	(6,669,546)
Net Decrease - Class X	$(10,709,494)	$(31,038,454)	$(2,838,948)	$(4,959,175)
Class Y Shares
Shares
Sold	421,228	1,577,433	22,049	68,199
Reinvestment of dividends and distributions	193,896	217,665	6,389	6,609
Redeemed	(1,611,059)	(3,268,404)	(136,512)	(243,567)
Net Increase (Decrease) - Class Y	(995,935)	(1,473,306)	(108,074)	(168,759)
Amount
Sold	$5,583,229	$18,740,921	$238,669	$626,138
Reinvestment of dividends and distributions	2,631,171	2,500,973	71,553	58,622
Redeemed	(21,589,080)	(39,091,833)	(1,477,227)	(2,240,531)
Net Increase (Decrease) - Class Y	$(13,374,680)	$(17,849,939)	$(1,167,005)	$(1,555,771)

See Notes to Financial Statements

	Aggressive Equity		Strategist
	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006	For The Six Months Ended June 30, 2007	For The Year Ended December 31, 2006
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	61,311	314,499	591,086	1,002,717
Reinvestment of dividends and distributions	—	—	1,923,280	1,826,116
Redeemed	(434,386)	(943,211)	(2,506,005)	(5,270,272)
Net Increase (Decrease) - Class X	(373,075)	(628,712)	8,361	(2,441,439)
Amount
Sold	$976,011	$4,474,299	$10,099,367	$16,261,262
Reinvestment of dividends and distributions	—	—	29,795,400	28,399,223
Redeemed	(6,859,465)	(13,406,950)	(42,786,285)	(86,096,128)
Net Decrease - Class X	$(5,883,454)	$(8,932,651)	$(2,891,518)	$(41,435,643)
Class Y Shares
Shares
Sold	88,560	379,729	242,519	667,001
Reinvestment of dividends and distributions	—	—	772,605	665,111
Redeemed	(365,173)	(417,328)	(868,470)	(1,277,578)
Net Increase (Decrease) - Class Y	(276,613)	(37,599)	146,654	54,534
Amount
Sold	$1,365,546	$5,309,981	$4,128,444	$10,938,732
Reinvestment of dividends and distributions	—	—	11,941,498	10,322,845
Redeemed	(5,681,385)	(5,827,546)	(14,788,457)	(20,859,279)
Net Increase (Decrease) - Class Y	$(4,315,839)	$(517,565)	$1,281,485	$402,298

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of fourteen Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	Global Dividend Growth	February 23, 1994

Limited Duration	May 4, 1999	European Equity	March 1, 1991

Income Plus	March 1, 1987	Equity	March 9, 1984

High Yield	March 9, 1984	S&P 500 Index	May 18, 1998

Utilities	March 1, 1990	Global Advantage	May 18, 1998

Income Builder	January 21, 1997	Aggressive Equity	May 4, 1999

Dividend Growth	March 1, 1990	Strategist	March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.

Limited Duration	Seeks to provide a high level of current income consistent with the preservation of capital.

Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

High Yield	Seeks, as its primary objective, to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

Utilities	Seeks both capital appreciation and current income.

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

PORTFOLIO	INVESTMENT OBJECTIVE
Income Builder	Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital.

Dividend Growth	Seeks to provide reasonable current income and long-term growth of income and capital.

Global Dividend Growth	Seeks to provide reasonable current income and long-term growth of income and capital.

European Equity	Seeks to maximize the capital appreciation of its investments.

Equity	Seeks, as a primary objective, growth of capital, through investments in common stocks of companies believed by the Investment Adviser, to have the potential for superior growth. As a secondary objective, the portfolio seeks income but only when consistent with its primary objective.

S&P 500 Index	Seeks to provide investment results that, before expenses, correspond to the total return of the Standard & Poor's 500® Composite Stock Price Index.

Global Advantage	Seeks long-term capital growth.

Aggressive Equity	Seeks long-term capital growth.

Strategist	Seeks a high total investment return.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost which approximates market value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) credit default/interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations; (5) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (6) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

valued at the mean between their latest bid and asked price; (7) futures are valued at the latest price published by the commodities exchange on which they trade; (8) when market quotations are not readily available, Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (and/or, in the case of Global Dividend Growth and European Equity, Morgan Stanley Investment Management Limited, (the "Sub Adviser")) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuation of such securities are determined (that is, close of the foreign market on which the securities trade ) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuation may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees and; (10) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. Repurchase Agreements — The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statements of Assets and Liabilities as a liability which is subsequently marked-to-

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

F. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. Security Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

PORTFOLIO	VALUE OF LOANED SECURITIES	VALUE OF COLLATERAL CASH
High Yield	$4,610,336	$4,821,713	(1)
Utilities	45,766,921	46,807,923	(1)
Global Dividend Growth	28,629,631	29,576,149
European Equity	22,926,543	23,862,530
Strategist	47,204,868	48,243,135	(1)

(1) The Portfolios received cash collateral which was subsequently invested in the Bank of New York Institutional Cash Reserve Fund as reported in the Portfolio of Investments.

The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

I. Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract"), or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. If a credit event occurs, the seller pays to the buyer the maximum payout amount limited to the notional amount of the swap contract as disclosed in the table following the Portfolio of Investments. During the term of the swap agreement, the Fund receives or pays periodic fixed payments from or to the respective counterparty calculated at the agreed upon interest rate applied to the notional amount. These periodic payments are accrued daily and recorded as realized gains or losses in the Statements of Operations. In addition, upon termination of the swap contract, gains and losses are also realized. Any upfront payment received or paid by the Fund is recorded as assets/liabilities on the Fund's books.

J. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statements of Operations.

K. Federal Income Tax Policy — It is the Fund's policy to comply individually for each Portfolio with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on June 30, 2007. As of June 30, 2007, this did not result in an impact to the Fund's financial statements.

L. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

M. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

N. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolios' net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

High Yield — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.345% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.22% to the portion of the daily net assets in excess of $3 billion.

Utilities — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

Income Builder — 0.67% to the portion of the daily net assets not exceeding $500 million and 0.645% to the portion of the daily net assets in excess of $500 million.

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

Dividend Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Global Dividend Growth — 0.67% to the portion of the daily net assets not exceeding $1 billion; 0.645% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.545% to the portion of the daily net assets in excess of $4.5 billion

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.745% to the portion of the daily net assets in excess of $3 billion.

Equity — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

S&P 500 Index — 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Global Advantage — 0.57% to the portion of the daily net assets not exceeding $1.5 billion and 0.545% to the portion of the daily net assets in excess of $1.5 billion.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreements between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides Global Dividend Growth and European Equity with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

Investment Adviser. As compensation for its services provided pursuant to the Sub-Advisory Agreements, the Investment Adviser paid the Sub-Adviser compensation in the amounts of $371,538 and $356,856, respectively, for the six months ended June 30, 2007.

The Investment Adviser has agreed to cap European Equity and S&P 500 Index's operating expenses (except for distribution fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% and 0.40%, respectively, of the average daily net assets of the Portfolio on an annualized basis.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Investment Adviser and Sub-Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. Security Transactions and Transactions with Affiliates

Each Portfolio may invest in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class, an open-end management investment company managed by the Investment Adviser or Sub-Adviser. Investment advisory fees paid by the Portfolio are reduced by an amount equal to the advisory and administrative services fees paid by Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class with respect to assets invested by the Portfolio in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class. For the six months ended June 30, 2007, the tables below identifies, for each Portfolio that invested in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class, the amount by which that Portfolio's advisory fees was reduced in relation to that Portfolio's investment in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class. In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class. Income distributions are recorded as dividends from affiliates in the Statements of Operations.

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

PORTFOLIO	INCOME DISTRIBUTION EARNED	INVESTMENT ADVISORY FEE WAIVED
Limited Duration	$7,440	—
Income Plus	9,506	—
High Yield	680	—
Utilities	3,094	—
Income Builder	2,672	—
Dividend Growth	5,525	—
Global Dividend Growth	14,225	$195
European Equity	12,049	177
Equity	5,891	—
S&P 500 Index	1,843	—
Global Advantage	229	—
Aggressive Equity	1,613	—
Strategist	30,692	—

During the six months ended June 30, 2007, each Portfolio's cost of purchases and proceeds from sales of investments in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class were as follows:

PORTFOLIO	PURCHASES	SALES
Limited Duration	$12,506,648	$3,203,307
Income Plus	51,097,566	48,807,915
High Yield	1,447,452	69,325
Utilities	4,646,131	339,864
Income Builder	3,872,985	398,289
Dividend Growth	11,642,852	425,575
Global Dividend Growth	12,373,492	11,010,520
European Equity	10,874,972	8,252,780
Equity	9,432,863	1,902,509
S&P 500 Index	3,070,535	834,221
Global Advantage	362,136	67,033
Aggressive Equity	2,421,522	295,578
Strategist	43,631,656	1,927,380

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

Purchases and sales/prepayments/maturities of portfolio securities, excluding short-term investments (except Money Market), for the six months ended June 30, 2007 were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS/ MATURITIES	PURCHASES	SALES/PREPAYMENTS/ MATURITIES
Money Market	$5,588,715	$5,588,715	$1,097,801,358	$1,111,492,000
Limited Duration	13,896,086	36,923,678	31,989,489	24,539,753
Income Plus	128,431,017	113,006,357	58,059,962	51,177,467
High Yield	—	—	8,698,460	12,662,316
Utilities	—	—	6,767,395	27,856,948
Income Builder	—	—	11,696,800	23,302,464
Dividend Growth	—	—	156,236,323	205,129,683
Global Dividend Growth	—	—	36,380,131	58,253,454
European Equity	—	—	56,418,557	80,000,462
Equity	—	—	108,560,940	162,387,311
S&P 500 Index	—	—	2,837,439	26,269,925
Global Advantage	—	—	2,468,668	6,184,193
Aggressive Equity	—	—	14,665,310	25,026,831
Strategist	19,522,959	29,681,013	31,083,582	42,894,833

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	PURCHASES	SALES/ MATURITIES	NET REALIZED GAINS (LOSS)	INCOME	VALUE
Limited Duration	MetLife, Inc.	$757,957	$687,522	$(4,536)	$15,166	$748,196
Income Builder	MetLife, Inc.	—	—	—	35,063	1,423,840
Dividend Growth	Citigroup Inc.*	2,279,169	5,067,923	476,841	477,193	19,200,155
	MetLife, Inc.	195,871	295,258	69,535	—	3,427,434
S&P 500 Index	Allstate Corp. (The)	—	84,286	32,232	9,034	693,833
	MetLife, Inc.	—	104,156	45,707	—	888,018
	Morgan Stanley	—	107,281	32,844	11,426	1,774,901
	Citigroup Inc.*	25,609	425,736	80,725	103,982	4,711,397
Strategist	Allstate Corp. (The)	—	—	—	52,881	4,279,866

* Citigroup Inc. is an affiliate of Dividend Growth and S&P 500 Index only.

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

The following Portfolios had transactions with other Morgan Stanley funds during the six months ended June 30, 2007:

	PURCHASES	SALES	NET REALIZED GAINS (LOSSES)
Dividend Growth	$3,847,003	—	—
Global Dividend Growth	—	$3,919,524	$83,477
Equity	6,754,292	1,875,329	(562,568)
European Equity	—	529,619	18,763
Global Advantage	9,899	—	—
Aggressive Equity	1,480,504	1,794,706	520,303
Income Builder	80,465	—	—
S&P 500 Index	—	37,400	8,901

For the six months ended June 30, 2007, Dividend Growth had open receivables of $723,652 with Morgan Stanley & Co., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor.

For the six months ended June 30, 2007, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

UTILITIES	DIVIDEND GROWTH	EQUITY	GLOBAL ADVANTAGE	INCOME BUILDER	STRATEGIST
$3,048	$53,795	$8	$334	$405	$12,698

Morgan Stanley Trust, an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

Aggregate pension costs for the six months ended June 30, 2007, included in Trustees' fees and expenses in the Statements of Operations and the accrued pension liability included in accrued expenses in the Statements of Assets and Liabilities are as follows:

	AGGREGATE PENSION COSTS
MONEY MARKET	LIMITED DURATION	INCOME PLUS	HIGH YIELD	UTILITIES	INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND GROWTH
$238	$156	$400	$74	$161	$47	$780	$226
	EUROPEAN EQUITY	EQUITY	S&P 500 INDEX	GLOBAL ADVANTAGE	AGGRESSIVE EQUITY	STRATEGIST
	$185	$576	$228	$29	$56	$300
	ACCRUED PENSION LIABILITY
MONEY MARKET	LIMITED DURATION	INCOME PLUS	HIGH YIELD	UTILITIES	INCOME BUILDER	DIVIDEND GROWTH	GLOBAL DIVIDEND GROWTH
$11,924	$153	$7,615	$3,942	$5,989	$958	$11,818	$1,368
	EUROPEAN EQUITY	EQUITY	S&P 500 INDEX	GLOBAL ADVANTAGE	AGGRESSIVE EQUITY	STRATEGIST
	$1,764	$7,081	$242	$528	$981	$8,592

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2006, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations:

	AMOUNTS IN THOUSANDS
AVAILABLE THROUGH DECEMBER 31,	2007	2008	2009	2010	2011	2012	2013	2014	TOTAL
Limited Duration	—	—	—	$328	$1,546	$4,026	$1,267	$2,196	$9,363
Income Plus	—	—	—	16,776	—	—	—	—	16,776
High Yield	$10,786	$7,524	$47,273	63,495	81,458	24,098	15,736	6,247	256,617
Dividend Growth	—	—	7,425	134,941	48,222	—	—	—	190,588
European Equity	—	—	—	—	2,234	—	—	—	2,234
Equity	—	—	266,780	130,806	—	—	—	—	397,586
S&P 500 Index	—	—	6,878	14,114	—	3,450	9,726	5,449	39,617
Global Advantage	—	—	4,482	14,172	—	—	—	—	18,654
Aggressive Equity	—	—	26,482	13,085	—	—	—	—	39,567

At December 31, 2006, the primary reason(s) for significant temporary book/tax differences were as follows:

TEMPORARY DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES
Limited Duration	•
Income Plus		•
High Yield	•	•
Utilities		•
Income Builder		•
Dividend Growth		•
Global Dividend Growth	•	•
European Equity		•
Equity		•
S&P 500 Index	•	•
Global Advantage		•
Aggressive Equity		•
Strategist		•

Additionally, the following Portfolios had other temporary differences: High Yield, European Equity, — income from the mark-to-market of forward foreign currency contracts; Limited Duration, Income Plus,

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

S&P 500 Index, Strategist — capital gain/loss from the mark-to-market of futures contracts; High Yield — income on bonds in default; Income Plus, Strategist — capital loss deferral on straddles.

6. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated foreign securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts from the potential inability of the counterparties to meet the terms of their contracts.

Certain Portfolios may invest in futures contracts. Futures contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these futures contracts from the potential inability of the counterparties to meet the terms of their contracts.

Certain Portfolios may enter into credit default swaps for hedging purposes to add leverage to its portfolio or to gain exposure to a credit in which the Portfolios may otherwise invest. Credit default swaps may involve greater risks than if a Portfolio had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If certain Portfolios are buyers and no credit events occur, they will lose their investment. In addition, if certain Portfolios are sellers and a credit event occurs, the value of the referenced obligation received by these Portfolios coupled with the periodic payments previously received may be less than the maximum payout amount they pay to the buyer, resulting in a loss to the Portfolio.

Certain Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. These Portfolios expect to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of the overall portfolio. The Portfolios may also enter into these transactions to protect against any increase in the price of securities these Portfolios anticipate purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statements of Assets and Liabilities

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional

Morgan Stanley Variable Investment Series

Notes to Financial Statements  ■  June 30, 2007 (unaudited) continued

collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At June 30, 2007, European Equity's investments in securities of issuers in the United Kingdom and Switzerland represented 28.1% and 16.3%, respectively, of the Portfolio's net assets. Global Dividend Growth's investments in securities of issuers in the United Kingdom represented 21.3% of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At June 30, 2007, Global Dividend Growth and European Equity cash balances consisted principally of interest bearing deposits with JPMorgan Chase & Co., the custodian of each Portfolio.

7. Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2002	$1.00	$0.013	—	$0.013	$(0.013)**	—	$(0.013)**
2003	1.00	0.007	—	0.007	(0.007)**	—	(0.007)**
2004	1.00	0.009	—	0.009	(0.009)**	—	(0.009)**
2005	1.00	0.030	—	0.030	(0.030)	—	(0.030)
2006	1.00	0.045	$0.005	0.050	(0.050)	—	(0.050)
2007 (a)	1.00	0.025	(0.005)	0.020	(0.020)	—	(0.020)
CLASS Y SHARES
2002	1.00	0.011	—	0.011	(0.011)**	—	(0.011)**
2003	1.00	0.004	—	0.004	(0.004)**	—	(0.004)**
2004	1.00	0.006	—	0.006	(0.006)**	—	(0.006)**
2005	1.00	0.030	—	0.030	(0.030)	—	(0.030)
2006	1.00	0.043	(0.003)	0.040	(0.040)	—	(0.040)
2007 (a)	1.00	0.023	(0.003)	0.020	(0.020)	—	(0.020)
LIMITED DURATION CLASS X SHARES
2002	10.17	0.27	0.13	0.40	(0.36)	$(0.04)	(0.40)
2003	10.17	0.21	0.01	0.22	(0.38)	—	(0.38)
2004	10.01	0.28	(0.14)	0.14	(0.41)	—	(0.41)
2005	9.74	0.31	(0.13)	0.18	(0.38)	—	(0.38)
2006	9.54	0.40	0.00	0.40	(0.45)	—	(0.45)
2007 (a)	9.49	0.23	(0.01)	0.22	(0.25)	—	(0.25)
CLASS Y SHARES
2002	10.16	0.24	0.14	0.38	(0.34)	(0.04)	(0.38)
2003	10.16	0.18	0.02	0.20	(0.36)	—	(0.36)
2004	10.00	0.25	(0.14)	0.11	(0.38)	—	(0.38)
2005	9.73	0.28	(0.14)	0.14	(0.35)	—	(0.35)
2006	9.52	0.37	0.01	0.38	(0.42)	—	(0.42)
2007 (a)	9.48	0.22	(0.02)	0.20	(0.24)	—	(0.24)
INCOME PLUS CLASS X SHARES
2002	10.55	0.58	(0.02)	0.56	(0.64)	—	(0.64)
2003	10.47	0.56	0.30	0.86	(0.60)	—	(0.60)
2004	10.73	0.55	(0.01)	0.54	(0.59)	—	(0.59)
2005	10.68	0.51	(0.15)	0.36	(0.55)	—	(0.55)
2006	10.49	0.51	0.05	0.56	(0.54)	—	(0.54)
2007 (a)	10.51	0.26	(0.21)	0.05	(0.28)	—	(0.28)

See Notes to Financial Statements

						RATIOS TO AVERAGE NET ASSETS***
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN†		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2002		$1.00	1.34%		$432,817	0.51%		1.32%		N/A
2003		1.00	0.67		251,779	0.52		0.69		N/A
2004		1.00	0.87		178,600	0.53		0.85		N/A
2005		1.00	2.79		144,352	0.54		2.74		N/A
2006		1.00	4.61		132,690	0.55		4.53		N/A
2007	(a)	1.00	2.43	(1)	119,042	0.55	(2)	4.81	(2)	N/A
CLASS Y SHARES
2002		1.00	1.08		133,506	0.76		1.07		N/A
2003		1.00	0.42		93,808	0.77		0.44		N/A
2004		1.00	0.62		89,917	0.78		0.60		N/A
2005		1.00	2.53		97,936	0.79		2.49		N/A
2006		1.00	4.35		102,296	0.80		4.28		N/A
2007	(a)	1.00	2.30	(1)	106,120	0.80	(2)	4.56	(2)	N/A
LIMITED DURATION CLASS X SHARES
2002		10.17	4.06		73,476	0.48		2.65		58%
2003		10.01	2.23		64,576	0.51		2.02		215
2004		9.74	1.42		52,784	0.49		2.77		128
2005		9.54	1.87		42,872	0.45		3.17		56
2006		9.49	4.28		34,047	0.47		4.18		51
2007	(a)	9.46	2.31	(1)	30,185	0.47	(2)	4.91	(2)	33	(1)
CLASS Y SHARES
2002		10.16	3.81		72,800	0.73		2.40		58
2003		10.00	1.98		125,616	0.76		1.77		215
2004		9.73	1.17		125,764	0.74		2.52		128
2005		9.52	1.51		126,020	0.70		2.92		56
2006		9.48	4.03		114,818	0.72		3.93		51
2007	(a)	9.44	2.19	(1)	109,200	0.72	(2)	4.66	(2)	33	(1)
INCOME PLUS CLASS X SHARES
2002		10.47	5.51		423,685	0.52		5.57		106
2003		10.73	8.45		363,555	0.53		5.30		72
2004		10.68	5.23		296,246	0.54		5.18		28
2005		10.49	3.33		235,256	0.54		4.80		57
2006		10.51	5.69		183,594	0.56		4.95		38
2007	(a)	10.28	0.45	(1)	167,215	0.55	(2)	5.03	(2)	56	(1)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS Y SHARES
2002	$10.54	$0.54	$(0.01)	$0.53	$(0.61)	—	$(0.61)
2003	10.46	0.54	0.29	0.83	(0.58)	—	(0.58)
2004	10.71	0.52	0.01	0.53	(0.57)	—	(0.57)
2005	10.67	0.48	(0.16)	0.32	(0.52)	—	(0.52)
2006	10.47	0.49	0.05	0.54	(0.52)	—	(0.52)
2007 (a)	10.49	0.25	(0.21)	0.04	(0.27)	—	(0.27)
HIGH YIELD CLASS X SHARES
2002	1.33	0.26	(0.34)	(0.08)	(0.22)	—	(0.22)
2003	1.03	0.16	0.10	0.26	(0.11)	—	(0.11)
2004	1.18	0.09	0.02	0.11	(0.09)	—	(0.09)
2005	1.20	0.08	(0.06)	0.02	(0.08)	—	(0.08)
2006	1.14	0.08	0.02	0.10	(0.08)	—	(0.08)
2007 (a)	1.16	0.04	0.00	0.04	(0.04)	—	(0.04)
CLASS Y SHARES
2002	1.33	0.24	(0.32)	(0.08)	(0.22)	—	(0.22)
2003	1.03	0.15	0.11	0.26	(0.11)	—	(0.11)
2004	1.18	0.09	0.02	0.11	(0.09)	—	(0.09)
2005	1.20	0.08	(0.06)	0.02	(0.08)	—	(0.08)
2006	1.14	0.08	0.02	0.10	(0.08)	—	(0.08)
2007 (a)	1.16	0.04	0.00	0.04	(0.04)	—	(0.04)
UTILITIES CLASS X SHARES
2002	14.73	0.37	(3.72)	(3.35)	(0.38)	—	(0.38)
2003	11.00	0.34	1.54	1.88	(0.35)	—	(0.35)
2004	12.53	0.34	2.21	2.55	(0.35)	—	(0.35)
2005	14.73	0.37	1.77	2.14	(0.37)	—	(0.37)
2006	16.50	0.36	2.95	3.31	(0.37)	—	(0.37)
2007 (a)		19.44	0.20	2.19	2.39	(2.36)	(2.36)
CLASS Y SHARES
2002	14.72	0.34	(3.72)	(3.38)	(0.35)	—	(0.35)
2003	10.99	0.31	1.55	1.86	(0.32)	—	(0.32)
2004	12.53	0.31	2.20	2.51	(0.32)	—	(0.32)
2005	14.72	0.33	1.77	2.10	(0.33)	—	(0.33)
2006	16.49	0.32	2.95	3.27	(0.33)	—	(0.33)
2007 (a)		19.43	0.17	2.20	2.37	(2.34)	(2.34)

See Notes to Financial Statements

						RATIOS TO AVERAGE NET ASSETS***
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN†		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS Y SHARES
2002		$10.46	5.26%		$102,262	0.77%		5.32%		106%
2003		10.71	8.09		140,629	0.78		5.05		72
2004		10.67	5.07		176,054	0.79		4.93		28
2005		10.47	3.08		197,968	0.79		4.55		57
2006		10.49	5.34		210,681	0.81		4.70		38
2007	(a)	10.26	0.32	(1)	203,912	0.80	(2)	4.78	(2)	56	(1)
HIGH YIELD CLASS X SHARES
2002		1.03	(7.14)		45,503	0.73		21.71		48
2003		1.18	27.73		56,162	0.70		14.09		59
2004		1.20	9.84		48,990	0.66		7.60		55
2005		1.14	2.18		35,226	0.87		6.81		48
2006		1.16	9.29		27,907	0.95		6.78		23
2007	(a)	1.16	3.42	(1)	24,688	1.01	(2)	6.65	(2)	16	(1)
CLASS Y SHARES
2002		1.03	(7.36)		10,797	0.98		21.46		48
2003		1.18	27.43		35,306	0.95		13.84		59
2004		1.20	9.56		39,547	0.91		7.35		55
2005		1.14	1.92		35,551	1.12		6.56		48
2006		1.16	9.01		30,764	1.20		6.53		23
2007	(a)	1.16	3.29	(1)	28,038	1.26	(2)	6.40	(2)	16	(1)
UTILITIES CLASS X SHARES
2002		11.00	(22.87)		189,936	0.68		2.99		51
2003		12.53	17.34		175,191	0.70		2.94		35
2004		14.73	20.66		168,148	0.69		2.59		13
2005		16.50	14.62		154,413	0.70		2.31		29
2006		19.44	20.32		142,721	0.71		2.05		19
2007	(a)	19.47	12.34	(1)	142,020	0.71	(2)	1.87	(2)	4	(1)
CLASS Y SHARES
2002		10.99	(23.08)		20,157	0.93		2.74		51
2003		12.53	17.17		25,933	0.95		2.69		35
2004		14.72	20.28		30,289	0.94		2.34		13
2005		16.49	14.35		33,068	0.95		2.06		29
2006		19.43	20.03		34,305	0.96		1.80		19
2007	(a)	19.46	12.21	(1)	33,803	0.96	(2)	1.62	(2)	4	(1)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME BUILDER CLASS X SHARES
2002	$10.61	$0.42	$(1.22)	$(0.80)	$(0.42)	$(0.01)††	$(0.43)
2003	9.38	0.32	1.60	1.92	(0.32)	—	(0.32)
2004	10.98	0.34	0.84	1.18	(0.42)	—	(0.42)
2005	11.74	0.29	0.52	0.81	(0.33)	—	(0.33)
2006	12.22	0.31	1.40	1.71	(0.34)	—	(0.34)
2007 (a)	13.59	0.16	0.64	0.80	(0.23)	(0.81)	(1.04)
CLASS Y SHARES
2002	10.60	0.39	(1.22)	(0.83)	(0.40)	(0.01)††	(0.41)
2003	9.36	0.31	1.58	1.89	(0.30)	—	(0.30)
2004	10.95	0.32	0.83	1.15	(0.39)	—	(0.39)
2005	11.71	0.26	0.53	0.79	(0.30)	—	(0.30)
2006	12.20	0.28	1.39	1.67	(0.31)	—	(0.31)
2007 (a)	13.56	0.15	0.63	0.78	(0.21)	(0.81)	(1.02)
DIVIDEND GROWTH CLASS X SHARES
2002	13.48	0.25	(2.66)	(2.41)	(0.25)	—	(0.25)
2003	10.82	0.22	2.76	2.98	(0.23)	—	(0.23)
2004	13.57	0.22	0.92	1.14	(0.23)	—	(0.23)
2005	14.48	0.19	0.61	0.80	(0.19)	—	(0.19)
2006	15.09	0.21	1.45	1.66	(0.22)	—	(0.22)
2007 (a)	16.53	0.11	0.97	1.08	(0.11)	—	(0.11)
CLASS Y SHARES
2002	13.47	0.22	(2.66)	(2.44)	(0.22)	—	(0.22)
2003	10.81	0.19	2.75	2.94	(0.20)	—	(0.20)
2004	13.55	0.19	0.92	1.11	(0.20)	—	(0.20)
2005	14.46	0.15	0.62	0.77	(0.16)	—	(0.16)
2006	15.07	0.17	1.45	1.62	(0.18)	—	(0.18)
2007 (a)	16.51	0.09	0.96	1.05	(0.09)	—	(0.09)
GLOBAL DIVIDEND GROWTH CLASS X SHARES
2002	11.47	0.21	(1.62)	(1.41)	(0.19)	—	(0.19)
2003	9.87	0.18	2.94	3.12	(0.22)	—	(0.22)
2004	12.77	0.21	1.68	1.89	(0.20)	—	(0.20)
2005	14.46	0.27	0.63	0.90	(0.24)	—	(0.24)
2006	15.12	0.29	2.94	3.23	(0.33)	(0.21)	(0.54)
2007 (a)	17.81	0.20	1.67	1.87	(0.36)	(1.90)	(2.26)

See Notes to Financial Statements

						RATIOS TO AVERAGE NET ASSETS***
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN†		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		PORTFOLIO TURNOVER RATE
INCOME BUILDER CLASS X SHARES
2002		$9.38	(7.64)%		$49,505	0.80%		4.20%		75%
2003		10.98	20.84		51,890	0.84		3.26		62
2004		11.74	10.96		49,126	0.82		3.07		38
2005		12.22	6.96		39,562	0.84		2.47		27
2006		13.59	14.21		35,195	0.83		2.43		19
2007	(a)	13.35	5.88	(1)	32,563	0.84	(2)	2.38	(2)	15	(1)
CLASS Y SHARES
2002		9.36	(7.96)		13,930	1.05		3.95		75
2003		10.95	20.51		42,443	1.09		3.04		62
2004		11.71	10.72		48,493	1.07		2.82		38
2005		12.20	6.71		45,918	1.09		2.22		27
2006		13.56	13.96		45,371	1.08		2.18		19
2007	(a)	13.32	5.75	(1)	41,814	1.09	(2)	2.13	(2)	15	(1)
DIVIDEND GROWTH CLASS X SHARES
2002		10.82	(18.01)		819,935	0.57		1.98		21
2003		13.57	27.89		865,039	0.59		1.92		42
2004		14.48	8.46		737,801	0.58		1.60		43
2005		15.09	5.61		582,259	0.57		1.30		38
2006		16.53	11.09		471,931	0.59		1.37		114
2007	(a)	17.50	6.57	(1)	434,125	0.59	(2)	1.27	(2)	27	(1)
CLASS Y SHARES
2002		10.81	(18.23)		70,844	0.82		1.73		21
2003		13.55	27.52		118,445	0.84		1.67		42
2004		14.46	8.21		139,777	0.83		1.35		43
2005		15.07	5.35		143,577	0.82		1.05		38
2006		16.51	10.83		136,660	0.84		1.12		114
2007	(a)	17.47	6.38	(1)	132,432	0.84	(2)	1.02	(2)	27	(1)
GLOBAL DIVIDEND GROWTH CLASS X SHARES
2002		9.87	(12.52)		201,022	0.81		1.96		17
2003		12.77	32.07		221,971	0.82		1.73		103
2004		14.46	14.93		213,836	0.81		1.58		21
2005		15.12	6.34		181,475	0.82		1.88		20
2006		17.81	21.94		165,864	0.83		1.80		24
2007	(a)	17.42	10.51	(1)	160,450	0.82	(2)(6)	2.20	(2)(6)	16	(1)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
GLOBAL DIVIDEND GROWTH CLASS Y SHARES
2002	$11.43	$0.18	$(1.61)	$(1.43)	$(0.18)	—	$(0.18)
2003	9.82	0.15	2.91	3.06	(0.20)	—	(0.20)
2004	12.68	0.18	1.66	1.84	(0.18)	—	(0.18)
2005	14.34	0.23	0.64	0.87	(0.21)	—	(0.21)
2006	15.00	0.25	2.91	3.16	(0.29)	$(0.21)	(0.50)
2007 (a)	17.66	0.18	1.65	1.83	(0.32)	(1.90)	(2.22)
EUROPEAN EQUITY CLASS X SHARES
2002	16.71	0.12	(3.66)	(3.54)	(0.20)	—	(0.20)
2003	12.97	0.17	3.57	3.74	(0.13)	—	(0.13)
2004	16.58	0.21	1.88	2.09	(0.20)	—	(0.20)
2005	18.47	0.30	1.28	1.58	(0.23)	—	(0.23)
2006	19.82	0.36	5.55	5.91	(0.39)	—	(0.39)
2007 (a)	25.34	0.39	2.84	3.23	(0.46)	—	(0.46)
CLASS Y SHARES
2002	16.65	0.08	(3.63)	(3.55)	(0.19)	—	(0.19)
2003	12.91	0.13	3.56	3.69	(0.10)	—	(0.10)
2004	16.50	0.16	1.88	2.04	(0.17)	—	(0.17)
2005	18.37	0.25	1.26	1.51	(0.18)	—	(0.18)
2006	19.70	0.29	5.54	5.83	(0.34)	—	(0.34)
2007 (a)	25.19	0.35	2.83	3.18	(0.40)	—	(0.40)
EQUITY CLASS X SHARES
2002	22.66	0.07	(4.87)	(4.80)	(0.08)	—	(0.08)
2003	17.78	0.07	3.97	4.04	(0.07)	—	(0.07)
2004	21.75	0.09	2.33	2.42	(0.10)	—	(0.10)
2005	24.07	—	4.39	4.39	—	—	—
2006	28.46	0.02	1.15	1.17	—	—	—
2007 (a)	29.63	0.09	2.76	2.85	(0.09)	—	(0.09)
CLASS Y SHARES
2002	22.64	0.03	(4.89)	(4.86)	(0.03)	—	(0.03)
2003	17.75	0.02	3.98	4.00	(0.03)	—	(0.03)
2004	21.72	0.05	2.31	2.36	(0.05)	—	(0.05)
2005	24.03	(0.06)	4.37	4.31	—	—	—
2006	28.34	(0.05)	1.14	1.09	—	—	—
2007 (a)	29.43	0.05	2.76	2.81	—	—	—

See Notes to Financial Statements

						RATIOS TO AVERAGE NET ASSETS***
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN†		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		PORTFOLIO TURNOVER RATE
GLOBAL DIVIDEND GROWTH CLASS Y SHARES
2002		$9.82	(12.72)%		$20,981	1.06%		1.71%		17%
2003		12.68	31.64		47,524	1.07		1.48		103
2004		14.34	14.65		67,522	1.05		1.34		21
2005		15.00	6.17		71,123	1.07		1.63		20
2006		17.66	21.60		74,749	1.08		1.55		24
2007	(a)	17.27	10.34	(1)	75,715	1.07	(2)(6)	1.95	(2)(6)	16	(1)
EUROPEAN EQUITY CLASS X SHARES
2002		12.97	(21.36)		193,153	1.05		0.82		92
2003		16.58	29.03		198,424	1.04		1.26		95
2004		18.47	12.74		178,683	1.04		1.24		103
2005		19.82	8.69		144,969	1.02	(3)	1.60	(3)	61
2006		25.34	30.21		142,000	1.00	(4)	1.59	(4)	62
2007	(a)	28.11	12.71	(1)	139,268	1.00	(2)(5)(6)	2.91	(2)(5)(6)	31	(1)
CLASS Y SHARES
2002		12.91	(21.53)		22,133	1.30		0.57		92
2003		16.50	28.70		36,568	1.29		1.01		95
2004		18.37	12.48		42,333	1.29		0.99		103
2005		19.70	8.36		39,404	1.27	(3)	1.35	(3)	61
2006		25.19	29.88		45,637	1.25	(4)	1.34	(4)	62
2007	(a)	27.97	12.61	(1)	45,333	1.25	(2)(5)(6)	2.66	(2)(5)(6)	31	(1)
EQUITY CLASS X SHARES
2002		17.78	(21.21)		622,133	0.51		0.36		223
2003		21.75	22.80		616,027	0.52		0.38		210
2004		24.07	11.14		537,086	0.53		0.41		137
2005		28.46	18.16		485,662	0.53		0.02		72
2006		29.63	4.18		370,757	0.54		0.06		111
2007	(a)	32.39	9.63	(1)	350,635	0.53	(2)	0.56	(2)	23	(1)
CLASS Y SHARES
2002		17.75	(21.45)		64,829	0.76		0.11		223
2003		21.72	22.55		100,400	0.77		0.13		210
2004		24.03	10.86		115,741	0.78		0.16		137
2005		28.34	17.89		123,803	0.78		(0.23)		72
2006		29.43	3.92		113,707	0.79		(0.19)		111
2007	(a)	32.24	9.51	(1)	111,776	0.78	(2)	0.31	(2)	23	(1)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
S&P 500 INDEX CLASS X SHARES
2002	$10.48	$0.10	$(2.45)	$(2.35)	$(0.09)	—	$(0.09)
2003	8.04	0.12	2.11	2.23	(0.10)	—	(0.10)
2004	10.17	0.17	0.90	1.07	(0.10)	—	(0.10)
2005	11.14	0.18	0.33	0.51	(0.19)	—	(0.19)
2006	11.46	0.20	1.56	1.76	(0.20)	—	(0.20)
2007 (a)	13.02	0.11	0.77	0.88	(0.24)	—	(0.24)
CLASS Y SHARES
2002	10.44	0.08	(2.44)	(2.36)	(0.08)	—	(0.08)
2003	8.00	0.09	2.10	2.19	(0.08)	—	(0.08)
2004	10.11	0.15	0.88	1.03	(0.08)	—	(0.08)
2005	11.06	0.15	0.33	0.48	(0.16)	—	(0.16)
2006	11.38	0.17	1.54	1.71	(0.17)	—	(0.17)
2007 (a)	12.92	0.09	0.77	0.86	(0.21)	—	(0.21)
GLOBAL ADVANTAGE CLASS X SHARES
2002	7.17	0.05	(1.53)	(1.48)	(0.06)	—	(0.06)
2003	5.63	0.05	1.69	1.74	(0.07)	—	(0.07)
2004	7.30	0.06	0.85	0.91	(0.03)	—	(0.03)
2005	8.18	0.09	0.46	0.55	(0.02)	—	(0.02)
2006	8.71	0.07	1.53	1.60	(0.07)	—	(0.07)
2007 (a)	10.24	0.04	1.06	1.10	(0.10)	—	(0.10)
CLASS Y SHARES
2002	7.14	0.03	(1.52)	(1.49)	(0.04)	—	(0.04)
2003	5.61	0.04	1.67	1.71	(0.05)	—	(0.05)
2004	7.27	0.04	0.85	0.89	(0.02)	—	(0.02)
2005	8.14	0.07	0.45	0.52	—	—	—
2006	8.66	0.05	1.53	1.58	(0.05)	—	(0.05)
2007 (a)	10.19	0.03	1.06	1.09	(0.08)	—	(0.08)
AGGRESSIVE EQUITY CLASS X SHARES
2002	10.20	0.01	(2.31)	(2.30)	(0.03)	—	(0.03)
2003	7.87	0.01	2.04	2.05	0.00 #	—	—
2004	9.92	(0.02)	1.28	1.26	0.00 ##	—	—
2005	11.18	(0.03)	2.62	2.59	—	—	—
2006	13.77	(0.04)	1.12	1.08	—	—	—
2007 (a)	14.85	0.02	1.39	1.41	—	—	—

See Notes to Financial Statements

						RATIOS TO AVERAGE NET ASSETS***
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN†		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		PORTFOLIO TURNOVER RATE
S&P 500 INDEX CLASS X SHARES
2002		$8.04	(22.48)%		$110,789	0.46%		1.15%		5%
2003		10.17	27.85		135,767	0.46		1.31		0
2004		11.14	10.59		130,944	0.33		1.69		4
2005		11.46	4.64		103,899	0.28		1.59		5
2006		13.02	15.56		84,545	0.28		1.67		4
2007	(a)	13.66	6.79	(1)	77,870	0.27	(2)	1.68	(2)	1	(1)
CLASS Y SHARES
2002		8.00	(22.67)		62,977	0.71		0.90		5
2003		10.11	27.54		133,144	0.71		1.06		0
2004		11.06	10.29		166,085	0.58		1.44		4
2005		11.38	4.43		172,544	0.53		1.34		5
2006		12.92	15.21		176,883	0.53		1.42		4
2007	(a)	13.57	6.65	(1)	172,347	0.52	(2)	1.43	(2)	1	(1)
GLOBAL ADVANTAGE CLASS X SHARES
2002		5.63	(20.81)		22,866	0.80		0.72		119
2003		7.30	31.12		25,598	0.93		0.87		98
2004		8.18	12.54		23,620	0.84		0.79		111
2005		8.71	6.80		19,227	0.92		1.09		89
2006		10.24	18.55		17,141	0.94		0.76		96
2007	(a)	11.24	10.78	(1)	15,889	0.85	(2)	0.80	(2)	9	(1)
CLASS Y SHARES
2002		5.61	(20.94)		5,229	1.05		0.47		119
2003		7.27	30.75		9,308	1.18		0.62		98
2004		8.14	12.29		11,032	1.09		0.54		111
2005		8.66	6.44		10,618	1.17		0.84		89
2006		10.19	18.35		10,767	1.19		0.51		96
2007	(a)	11.20	10.66	(1)	10,622	1.10	(2)	0.55	(2)	9	(1)
AGGRESSIVE EQUITY CLASS X SHARES
2002		7.87	(22.60)		39,724	0.84		0.07		268
2003		9.92	26.06		42,363	0.87		0.10		195
2004		11.18	12.71		38,347	0.85		(0.16)		185
2005		13.77	23.17		37,130	0.86		(0.29)		85
2006		14.85	7.84		30,720	0.85		(0.27)		59
2007	(a)	16.26	9.49	(1)	27,556	0.85	(2)	0.24	(2)	25	(1)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
AGGRESSIVE EQUITY CLASS Y SHARES
2002	$10.17	$(0.01)	$(2.31)	$(2.32)	$(0.01)	—	$(0.01)
2003	7.84	(0.01)	2.03	2.02	—	—	—
2004	9.86	(0.04)	1.27	1.23	—	—	—
2005	11.09	(0.06)	2.58	2.52	—	—	—
2006	13.61	(0.07)	1.11	1.04	—	—	—
2007 (a)	14.65	0.00	1.37	1.37	—	—	—
STRATEGIST CLASS X SHARES
2002	13.94	0.19	(1.56)	(1.37)	(0.21)	—	(0.21)
2003	12.36	0.18	3.03	3.21	(0.23)	—	(0.23)
2004	15.34	0.28	1.30	1.58	(0.32)‡‡	—	(0.32)
2005	16.60	0.30	0.96	1.26	(0.32)	$(1.49)	(1.81)
2006	16.05	0.41	1.86	2.27	(0.44)	(1.35)	(1.79)
2007 (a)	16.53	0.24	0.80	1.04	(0.25)	(1.90)	(2.15)
CLASS Y SHARES
2002	13.93	0.16	(1.56)	(1.40)	(0.18)	—	(0.18)
2003	12.35	0.14	3.03	3.17	(0.20)	—	(0.20)
2004	15.32	0.24	1.30	1.54	(0.28)‡‡	—	(0.28)
2005	16.58	0.26	0.96	1.22	(0.28)	(1.49)	(1.77)
2006	16.03	0.37	1.86	2.23	(0.40)	(1.35)	(1.75)
2007 (a)	16.51	0.22	0.79	1.01	(0.23)	(1.90)	(2.13)

  (a)  For the six months ended June 30, 2007 (unaudited)

  *  The per share amounts were computed using an average number of shares outstanding during the period.

  **  Includes capital gain distribution of less than $0.001.

  ***  Reflects overall Portfolio ratios for investment income (loss) and non - class specific expenses.

  †  Calculated based on the net asset value as of the last business day of the period.

  ††  Distribution from paid-in-capital.

  ‡‡  Includes distributions from paid-in-capital of $0.002.

  #  Distribution of investment income of less than $0.001.

  ##  Distribution of investment income of $0.001.

See Notes to Financial Statements

						RATIOS TO AVERAGE NET ASSETS***
FOR THE YEAR ENDED DECEMBER 31,		NET ASSET VALUE END OF PERIOD	TOTAL RETURN†		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		PORTFOLIO TURNOVER RATE
AGGRESSIVE EQUITY CLASS Y SHARES
2002		$7.84	(22.83)%		$17,575	1.09%		(0.18)%		268%
2003		9.86	25.77		26,519	1.12		(0.15)		195
2004		11.09	12.47		27,793	1.10		(0.41)		185
2005		13.61	22.72		30,283	1.11		(0.54)		85
2006		14.65	7.64		32,039	1.10		(0.52)		59
2007	(a)	16.02	9.35	(1)	30,591	1.10	(2)	(0.01	)(2)	25	(1)
STRATEGIST CLASS X SHARES
2002		12.36	(9.89)		372,254	0.52		1.47		124
2003		15.34	26.24		388,356	0.52		1.31		93
2004		16.60	10.37		345,215	0.53		1.79		55
2005		16.05	8.32		289,876	0.54		1.84		46
2006		16.53	15.01		258,164	0.55		2.53		36
2007	(a)	15.42	6.31	(1)	240,895	0.56	(2)	2.79	(2)	17	(1)
CLASS Y SHARES
2002		12.35	(10.11)		57,651	0.77		1.22		124
2003		15.32	25.88		89,935	0.77		1.06		93
2004		16.58	10.12		99,165	0.78		1.54		55
2005		16.03	8.06		98,066	0.79		1.59		46
2006		16.51	14.75		101,878	0.80		2.28		36
2007	(a)	15.39	6.12	(1)	97,250	0.81	(2)	2.54	(2)	17	(1)

(1)  Not annualized.

(2)  Annualized.

(3)  If the Investment Adviser had not "capped" all expenses (except for distribution fees) for European Equity, at 1.0% of its daily net assets for the period June 1, 2005 through December 31, 2005, the ratios of expenses and net investment income to average net assets would have been 1.06% and 1.56%, respectively, for Class X shares and 1.31% and 1.31%, respectively, for Class Y Shares.

(4)  If the Investment Adviser had not "capped" all expenses (except for distribution fees) for European Equity, at 1.0% of its daily net assets for the year ended December 31, 2006, the ratios of expenses and net investment income to average net assets would have been 1.07% and 1.52%, respectively, for Class X shares and 1.32% and 1.27%, respectively, for Class Y Shares.

(5)  If the Investment Adviser had not "capped" all expenses (except for distribution fees) for European Equity, at 1.0% of its daily net assets for the six months ended June 30, 2007, the ratios of expenses and net investment income to average net assets would have been 1.05% and 2 .86%, respectively, for Class X shares and 1.30% and 2.61%, respectively, for Class Y Shares.

(6)  Reflects waivers of certain Portfolio expenses in connection with the Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class during the period. As a result of such waivers the expenses as a percentage of its net assets had an effect of less than 0.005%.

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Trustees

Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Ronald E. Robison
President and
Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Trust Harborside Financial Center, Plaza Two Jersey City, New Jersey 07311	Deloitte & Touche LLP Two World Financial Center New York, New York 10281

Legal Counsel	Counsel to the Independent Trustees
Clifford Chance US LLP 31 West 52nd Street New York, New York 10019	Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036

Investment Adviser	Sub-Adviser (Global Dividend Growth and European Equity)
Morgan Stanley Investment Advisors Inc. 522 Fifth Avenue New York, New York 10036	Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, United Kingdom E14 4QA

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

VARINSAN-IU07-03023P-Y06/07

#40113A

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 9, 2007

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 9, 2007